UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08200

                             Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                             Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Michael D. Mulcahy, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                             Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end:  June 30

Date of reporting period:  July 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Semi-Annual Report

December 31, 2013 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

LARGE-CAP GROWTH	BRLGX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2013* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]		Net Expense Ratio[2]
Aggressive Investors 1	11.68%	20.65%	42.21%	17.76%	5.61%	13.90%	8/5/1994	0.74%		0.74%
Ultra-Small Company	9.30%	20.08%	55.77%	24.95%	9.41%	16.72%	8/5/1994	1.33%		1.33%
Ultra-Small Co Market	11.29%	22.17%	50.91%	21.25%	7.65%	11.88%	7/31/1997	0.90%	[1]	0.86%	[1]
Small-Cap Momentum	8.91%	19.19%	37.07%	NA	NA	18.56%	5/28/2010	5.58%	[1]	1.06%	[1]
Small-Cap Growth	6.11%	19.52%	48.52%	16.08%	5.87%	6.05%	10/31/2003	1.13%	[1]	0.94%	[1]
Small-Cap Value	10.39%	17.17%	39.72%	20.38%	8.76%	8.89%	10/31/2003	1.03%		1.03%
Large-Cap Growth	9.36%	18.96%	37.19%	19.65%	6.92%	7.15%	10/31/2003	0.90%	[1]	0.84%	[1]
Blue Chip 35 Index	11.19%	14.09%	31.67%	16.99%	6.49%	6.41%	7/31/1997	0.27%	[1]	0.15%	[1]
Managed Volatility	2.74%	4.11%	9.25%	7.03%	4.01%	4.06%	6/30/2001	1.36%	[1]	0.95%	[1]

Bridgeway Funds Returns for Calendar Years 2000 through 2013* (Unaudited)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Aggressive Investors 1	13.58%	-11.20%	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%
Ultra-Small Company	4.75%	34.00%	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%
Ultra-Small Co Market	0.67%	23.98%	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%
Small-Cap Momentum												-0.92%	14.18%	37.07%
Small-Cap Growth					11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%
Small-Cap Value					17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%
Large-Cap Growth					6.77%	9.33%	4.99%	19.01%	-45.42%	36.66%	13.34%	-0.71%	16.21%	37.19%
Blue Chip 35 Index	-15.12%	-9.06%	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%
Managed Volatility			-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2013.

* Numbers highlighted in green indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2013

Dear Fellow Shareholders,

Hooray!

Well, not exactly. Time to both check our emotions and hit the “reset button” on expectations.

“Hooray!” might seem like an appropriate response to 2013 calendar year returns. Six of our eleven Bridgeway Funds appreciated more than 40% in calendar year 2013. While we understand that positive feels better than negative and more feels better than less, we think it’s more complicated than that. The question we ask to evaluate our Funds is, “Did we perform in accordance with the Fund’s investment objective and design parameters?” Let’s take a quick example: Ultra-Small Company Market Fund. It wasn’t our best performer, but a 50.91% annual return in 2013 commands attention and helps demonstrate our point. The design of the Fund? According to our prospectus, it’s capital appreciation. . . we seek to provide a long-term total return on capital, primarily through capital appreciation, by approximating the total return of our primary benchmark of ultra-small companies over longer time periods. In 2013, the primary market benchmark [more on page 23] was up 48.45%. Four important points: first, over the long term, since 1925, this highly volatile, risky index has returned 13.48% per year (a few percentage points per year better than the S&P 500 Index of large stocks). That’s in the ballpark of what we might anticipate over the very long term — nothing like 50%. Second, to achieve a long term annual return in the low double digits with some years above 50% means that quite a few negative annual returns will be included in the mix. As a matter of fact, 35.2% of all years have been negative index years since 1925. In 2008, the return was down 47.40%. Since we don’t know what any future year will look like and since we don’t believe in market timing, when we have a year like 2013, one way we think of it is “we just banked a cushion against the next downturn.” Third, back to design: due to the difference in turnover between the index and the Fund, we won’t hit the exact index return number in any year — in fact, in any one year we may under- or outperform it substantially. The bottom line: we performed in line with our Fund’s design in 2013. Good job. We’d say the same thing if our index were down 30% and we underperformed slightly. It’s important to understand the investment objective and design of any fund. Ultra-Small Company Market Fund is a high octane, volatile, but nice diversifier of other funds for the right investor. Fourth, let’s pause and hit the reset button.

All corners of the domestic equity markets performed very positively during the latest quarter and last twelve months ended December 31, 2013. The Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and calendar year. We hope you find them helpful.

Our newest Bridgeway Partner, Dr. Andrew Berkin, is a published expert on tax efficiency. He points out on page 2 that we just passed a very notable milestone in the economic history of our nation: 100 years of tax code. Andy commemorates this event for Bridgeway shareholders by noting five techniques to improve tax efficiency.

Our Chief Investment Officer and founder, John Montgomery, recently attended a course in behavioral finance at Harvard University. His section on page 4 starts, “Wouldn’t it be great if you knew when the market was going to go up or down?”

Bridgeway Partner, Monika Henderson, took part in an event for community transformational change with her children and other Partners at Bridgeway’s annual corporate retreat. See Monika’s insights on page 6.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them internally to help in managing our Funds. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool, helping us to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

1	Semi-Annual Report | December 31, 2013 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

The Short Version: Domestic equity markets rose in the fourth quarter of 2013, capping one of the best years for stocks since 1995. The quarter ended with the S&P 500 Index up 10.5% and the Dow up 10.2%. For the year, the S&P 500 Index and Dow were up 32.4% and 29.7%, respectively.

Returns across U.S. equity style boxes, as defined by Morningstar, were strong across all styles for the quarter. Large-cap growth stocks led the way, up 11.20%, while mid-cap growth stocks were the laggard, up 6.79%. During the quarter, value slightly outperformed growth, and large-cap stocks were favored over small-cap stocks.

Sector performance for the S&P 500 Index was strong in the fourth quarter. Six out of ten sectors ended the quarter with double-digit returns. Industrials led the way, gaining approximately 13.5%, followed closely by Information Technology, up over 13%, and Consumer Discretionary, up almost 11%. Consumer Staples (up 9%), Energy (up 8%), Telecommunication Services (up 5%), and Utilities (up 3%) were the laggards and the only four sectors not posting double-digit returns.

Following are the stock market “style box” returns from Morningstar for the quarter and year:

100 Years of Tax Efficiency

As 2013 draws to a close, those of us who care about tax efficiency (and that should be about everyone with a taxable account) should note an important anniversary. This year marks the 100th anniversary of the ratification of the Sixteenth Amendment, and with it the inauguration of regular income tax in the United States. This year also most assuredly marks the 100th anniversary of investors seeking greater tax efficiency.

The top tax rate in 1913 was 7% - low by today’s standards but obviously a shock to those used to paying nothing. Before getting too nostalgic, however, that top tax rate rose to 77% in 1917 to help pay for World War I. As the chart below shows, top tax rates have fluctuated widely over the past 100 years from the initial low of 7% to a high of 94% in 1944-5. By historical standards, today’s tax rates are rather moderate.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Whether rates are high or low, people have always sought to reduce their taxes. While some methods have been dubious or illegal, perfectly standard, well-established techniques exist to reduce tax payments. Judge Learned Hand, widely regarded as the most quoted judicial philosopher of the 20th century, once noted that “...there is nothing sinister in so arranging one’s affairs as to keep taxes as low as possible...” Indeed, one could argue that many of the provisions of the tax code are there to encourage people to make beneficial decisions. These include incentives to save for retirement, health care and education and thus lessen poverty and reliance on the government, to own a home and create social stability, and to be a long-term investor and help grow business and the economy.

To commemorate 100 years of tax efficiency, some of these common techniques are discussed below. Many of these are well known to both financial advisors and their clients, but listing them provides a reminder of their existence and importance. Much of investing is filled with uncertainty, but taxes are one aspect where an investor has greater control. Utilizing tax-efficient techniques helps keep the overall cost of investing down and leaves more wealth from which to grow and benefit.

1. Utilize tax-advantaged accounts. As previously noted, the tax code provides for tax-advantaged accounts for purposes such as saving for retirement, health care and education. Some of these, such as 401(k) retirement plans, are funded with pre-tax dollars, and taxes are paid at withdrawal. Other plans are funded with after-tax dollars, but no tax is paid upon withdrawal. Generally, the investments grow tax-free.

2. Implement asset location. Investors will generally have money in different accounts, some taxable and others tax advantaged. Rather than holding the same allocation across accounts, locate assets in a tax efficient manner. This often means placing less tax-efficient investments — such as fixed income where the interest payments are taxed at ordinary income rates — in tax-advantaged accounts. More tax-efficient investments, such as low turnover equities, should be considered for taxable accounts. Tax rates now and in the future do matter. For example, placing those equities in a tax-deferred account — perhaps a regular IRA — can also mean they will be taxed at potentially higher income rates upon withdrawal, whereas they would be taxed at lower long-term capital gain rates if held in a taxable account.

3. Consider Roth conversions. The tax code now allows all investors to convert regular IRAs to Roth IRAs. Tax must be paid on the amount converted, but that money is then withdrawn tax-free in retirement. Such conversions may make sense for investors who expect to be in a higher income bracket in retirement. By paying those taxes with money from outside the IRA, the amount of money growing tax-free effectively increases. A big advantage can occur by doing the conversion at the beginning of the year and then waiting until taxes are filed to decide whether to keep the conversion or recharacterize it back to a regular IRA. Because taxes are due on the amount that was converted, if the account has appreciated notably,

3	Semi-Annual Report | December 31, 2013 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

then taxes are being paid on a lower amount than the IRA is currently worth. If the IRA has declined in value or appreciated only modestly, then it can be recharacterized and the process repeated the following year.

4. Avoid realizing gains. One of the simplest ways to minimize taxes is to avoid realizing gains, as taxes aren’t triggered until a position is sold. By waiting at least a year, short-term capital gains become long-term and are taxed at a lower rate. But delaying gains even longer effectively acts as an interest-free loan from the government. The money not being paid in taxes continues to remain invested. If a portfolio is held until death, then taxes may be avoided altogether, as heirs receive a tax-free step-up in cost basis. Gifting appreciated positions to charity can avoid realizing gains as well. It is important not to let tax considerations overwhelm other decisions, such as desired asset allocation. When positions do need to be trimmed, use tax lot accounting to identify the most tax-efficient lots to be sold.

5. Actively harvest losses. While investors don’t want their holdings to go down, a well-diversified portfolio will typically include some positions that are at a loss. Realizing those losses by selling the positions enhances after-tax returns, as the losses can be offset against realized gains. Excess losses can even help reduce taxable income by up to $3,000 each year. Investors do need to be careful of wash sales, however, as repurchasing a substantially similar security within a 30-day window around the sale invalidates the loss. One study* found that loss harvesting leads to a median of 27% higher final portfolio value after 25 years. The benefits of loss harvesting work well in a wide variety of market conditions**. Opportunities for loss harvesting should be monitored year-round and not just at year end, and should be considered on a lot-by-lot basis.

The aforementioned techniques are common, but can contain some subtleties. Considerations such as the investor’s specific current and future tax rates, retirement plans and cash flows all matter. Tax-efficient investing is a critical part of an overall financial plan and needs to be considered in the context of the plan’s other elements. Investor circumstances, portfolio positioning and tax laws all can change and thus need to be monitored. By doing so, implementing tax-efficient solutions can be quite rewarding and should be an important element of every investment decision.

*Arnott, Robert D., Andrew L. Berkin, and Jia Ye. “Loss Harvesting: What’s It Worth to the Taxable Investor?” The Journal of Wealth Management 3, no. 4 (2001): 10-18.

**Berkin, Andrew L., and Jia Ye. “Tax Management, Loss Harvesting, and HIFO Accounting.” Financial Analysts Journal (2003): 91-102.

Valuing Markets with the CAPE Ratio

The Short Version: The financial media has given a lot of coverage to the concept of timing the market using Robert Shiller’s “CAPE ratio.” As a statistic, we think the CAPE ratio is interesting but it has a number of shortcomings. More importantly, we think the activity of market timing is fraught with severe risk.

Wouldn’t it be great if you knew when the market was going to go up or down?

One statistical measure of overall market valuation, the Shiller Cyclically Adjusted Price to Earnings ratio (“CAPE” ratio) is getting a lot of play in the financial press as “the single best forecaster of long-term future stock returns.” Nobel Prize-winning economist Robert Shiller first published information on the CAPE ratio in 1998 (Robert Shiller, “Valuation Ratios and the Long-Run Stock Market Outlook”). Based on backtesting this ratio to 1871, CAPE has an impressive record. The statistical nature of this forecasting tool has some appeal to statistically focused investment managers such as Bridgeway. So what does Bridgeway think about it?

Plus: Bridgeway’s investment management team likes the concept of valuation — buying stocks at a discount to some measure of a company’s actual worth. Price-to-earnings is among a handful of valuation metrics shown to statistically distinguish cheaper companies from more expensive companies based on long-term price appreciation. However, applying that concept to a whole asset class on an absolute basis rather than to a cross-section of many companies at one point in time may be a bit of a stretch.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Minus: While a proven and valid measure of valuation, earnings do have some disadvantages. First, they can be manipulated by management. Second, since accounting standards change over time, a dollar of earnings in 1880 may not mean the same thing as a dollar of earnings in 1990 or in 2014.

Plus: We like the fact that Shiller smoothes earnings across a decade and that the specific calculation takes inflation into consideration.

Minus: We agree with Jeremy Siegel’s critique (“The Shiller CAPE Ratio: A New Look,” presented at the Q Group, October 2013) that significant changes in U.S. accounting standards have resulted in inconsistent corporate earnings estimates over the last decade and a half. Siegel’s analysis doesn’t just stop with criticism, however; he proposes some adjustments and an alternative data set that we believe represent an improvement over the basic CAPE ratio. But . . . it introduces some new problems of its own.

Neutral: Robert Shiller was awarded the Nobel Prize in Economics in 2013. He is a very smart man. But the task of timing the market is a very difficult task. In a Wall Street Journal article (October 20, 2013) published immediately after learning he had received the Nobel Prize, Dr. Shiller said, “I’m just naturally skeptical of people who look impressive.” We think humility in research is extremely important and are even more impressed with Dr. Shiller for this reason. But we still remain skeptical of CAPE, even with his amazing credentials.

What the numbers are telling us: based on historical ranges of the last century and a half, as of December 31, 2013, the CAPE ratio indicates that the stock market is expensive. Using Siegel’s methodology, the stock market is in a “fairly valued” range. What is one to do?

The record of actual CAPE ratio: CAPE has been remarkably effective at predicting the 10-year forward pricing of the stock market from 1871 through today. But the only person we know who has been using the CAPE ratio in real time over the last decade and a half says, “you should think of the CAPE ratio as getting you within a year or two of the actual peak or bottom; don’t think you’ll be getting it right year to year.” The CAPE ratio was never intended to be a short-term indicator of market movements. Recently, however, it seems that people are using it this way. Then there’s the record of Dr. Shiller himself. The CAPE ratio first gained attention when the authors delivered a paper to the Federal Reserve Board of Governors on December 3, 1996, warning that stock prices were running well ahead of earnings, according to Jeremy Siegel. The “sell signal,” if you could call it that, was more than three years early. From December 3, 1996 through the market peak on September 1, 2000, the S&P 500 Index (with dividends reinvested) appreciated 114.71%. In spite of the market rout from 2000 through 2002, the S&P 500 Index has never again touched the December 1996 level, adjusting for dividends. More recently, on May 17, 2011, Shiller stated, “Equity returns will be disappointing over the next decade.” From that date through December 31, 2013, two and a half years later, the S&P 500 Index total return is up 47.3% (15.9% annualized). The decade is far from over yet, but the market will have to fall a long way before the decade he refers to is disappointing. We’ll see, but it causes one to pause.

The bottom line: we believe the basic CAPE ratio is fraught with significant problems. As Jeremy Siegel states, a significant one is with the consistency of data across time, especially due to changes in accounting standards. Even more problematic for us at Bridgeway is the concept of fishing in a bad pond. Bridgeway’s investment management team likes to ask the question, “Is the pond we are fishing in a good one based on history and one’s investment objective?” For example, small-value stocks have done well relative to the broader market over many decades, and may be appropriate for a portion of an investor’s total asset allocation plan. Thus, we would say small value stocks are “a good pond” for an investor with a high risk tolerance or an investor using small value stocks for diversification on the periphery of a well-diversified portfolio. At the other end of the spectrum, initial public offerings tend to underperform the broader market from the opening on the first day of trading. We would say, “the IPO pond is a bad one to fish in.” It doesn’t necessarily mean there aren’t some good fish in the pond, but it may be dangerous to fish there. We think the “market timing pond” is a very bad pond in which to go fishing. Does it mean market timing can’t be done? Not necessarily. But the overall results of many professionals who have tried to do so are abysmal. With this kind of risk, we have to ask, “Even with some promising statistics, is market timing of any kind worth the risk?”

What is that risk? The risk is that the market appreciates very substantially while you’re waiting on the sidelines in cash. Or even worse, that you get whipsawed and end up out of the market as it’s going up, only to reinvest just before it declines. Unlike market risk (historically, if the market goes down, it will bounce back if you are able to wait long enough), market-timing risk can be one-directional (when you lose money, you have a good probability of never getting it back). We believe this is a

5	Semi-Annual Report | December 31, 2013 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

very serious risk. We think the statistics are saying, “The market is either somewhat expensive or it’s not.” But rest assured that that’s not the kind of thinking that drives any of the investment decisions we make at Bridgeway on behalf of fund shareholders.

Transformative Change

Houston Food Bank - authored by Monika Henderson

When you work at Bridgeway, you have many opportunities to better yourself and those around you. In addition to my primary role in Investment Operations, I have had many opportunities through the years to volunteer both locally and internationally. Throughout all of our service projects, I have had wonderful experiences and have met some amazing people. As a result, I know my life is richer, and I am so grateful for these opportunities.

Bridgeway’s last service project was with the Houston Food Bank. It was very special to me, as I had an opportunity to share the experience with my two children. The Houston Food Bank, from its 308,000 square-foot warehouse, feeds 137,000 people each week by delivering food to 600 hunger relief agencies in 18 Texas counties.

My daughter joined me and other Bridgeway Partners one very early Saturday morning, which is not easy for a typical teenager. After our orientation, we were taken to a giant factory-type room filled with hundreds of other volunteers. Our job was to sort different types of boxed foods as they haphazardly zoomed by on a conveyer belt. I felt like Lucy in the “I Love Lucy” episode when Lucy and Ethel were working in the chocolate factory. As I was sifting through all of the food, I looked to my right and saw my daughter with a big smile, moving at a speed I had never seen before. She enjoyed the experience so much that she convinced her younger brother and a friend to join us for the Food Bank’s Friday Family Night. This time our job was to pack “Backpack Buddy” weekend bags for children. Once again, I was pleasantly surprised to see my son packing the bags without any complaints in a speedy manner with such joy on his face.

The next morning, I offered my kids the choice of bagels, pancakes or an omelet. They both looked at me with sad eyes and my son said, “The kids we helped yesterday got only two small boxes of milk, a bag of cereal, two granola bars, two cans of peaches, one can of corn and one can of beef stew for the whole weekend, and they will have to share their food with their family. We are so fortunate to have all this food. We need to go back and do more for them.”

Bridgeway not only has created many opportunities for me to be a better person, but it’s also helping to create the next generation of givers and volunteers.

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Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2013

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 11.68%, outperforming our primary market benchmark, the S&P 500 Index (+10.51%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+10.15%), and the Russell 2000 Index (+8.72%). It was a quarter without correlation spikes. Low to mid correlations in stocks are the historical norm, indicating that stock prices are moving based on individual company fundamentals. It is an environment that is favorable to our investment process, particularly to this Fund. We are pleased with the results.

For the six-month “semi-annual” period ending December 31, 2013, our Fund returned 20.65%, easily outpacing our primary market benchmark, the S&P 500 Index (+16.31%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+19.67%), and the Russell 2000 Index (+19.82%). It was a solid six months of relatively low correlation markets, and we performed well on an absolute and relative basis.

For the calendar year, our Fund returned 42.21%, outperforming our primary market benchmark, the S&P 500 Index (+32.39%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+34.05%), and the Russell 2000 Index (+38.82%). Thanks to an extraordinary year in 2013, we made up a lot of lost ground that was due to the unprecedented high correlation spikes of 2008, 2010, and 2011, as described in our previous shareholder letters. Looking forward, we would expect to experience more periods without high correlation spikes and to navigate spikes with less negative effects, since our model calibration period includes a number of these spikes.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	11.68%	20.65%	42.21%	17.76%	5.61%	11.10%	13.90%
S&P 500 Index	10.51%	16.31%	32.39%	17.94%	7.41%	4.68%	9.52%
Russell 2000 Index	8.72%	19.82%	38.82%	20.08%	9.07%	8.42%	9.85%
Lipper Capital Appreciation Funds Index	10.15%	19.67%	34.05%	18.42%	8.17%	5.48%	8.63%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Aggressive Investors 1 Fund ranked 32nd of 262 capital appreciation funds for the twelve months ending December 31, 2013, 144th of 221 over the last five years, 134th of 156 over the last ten years, and 2nd of 49 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

7	Semi-Annual Report | December 31, 2013 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: The low correlation market was favorable to a majority of our stock selection models, specifically our value category of models.

Stocks selected by our value category of models were the best performers in the quarter, returning approximately 21% on average. In fact, four of our value holdings returned more than 30%. Higher exposure to momentum stocks resulted in a modest contribution to performance as well.

The Fund was slightly overweighted in the best performing sectors for the quarter, Information Technology and Industrials. Despite underweighting in the Energy sector, holdings within the sector added to the Fund’s strong performance.

Detailed Explanation of Calendar Year Performance

The Short Version: For the calendar year, we outperformed our primary benchmark by 9.82%. Our current positioning, favoring smaller size and higher beta (market risk) companies, helped in the market environment of the calendar year.

Smaller market cap design accounted for about one third of outperformance for the calendar year. The Fund owned significantly more of the stronger performing, smaller cap names than the benchmark. Only one percent of assets were invested in the largest ten percent of names in the S&P 500 Index, which was the worst performing decile for the year. This was a “risk-on” year, which meant that higher beta stocks outperformed lower beta stocks. Our stronger weighting toward higher beta stocks helped. Stock selection in the Consumer Staples and Information Technology sectors also contributed to performance.

www.bridgeway.com	8

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Lincoln National Corp.	Insurance	2.3%
2	Sealed Air Corp.	Containers & Packaging	2.1%
3	Southwest Airlines Co.	Airlines	2.1%
4	Micron Technology, Inc.	Semiconductors & Semiconductor Equipment	2.0%
5	Goodyear Tire & Rubber Co. (The )	Auto Components	1.6%
6	Pilgrim’s Pride Corp.	Food Products	1.6%
7	Alliance Data Systems Corp.	IT Services	1.5%
8	Gap, Inc. (The)	Specialty Retail	1.4%
9	Delta Air Lines, Inc.	Airlines	1.4%
10	Delphi Automotive PLC	Auto Components	1.4%
	Total		17.4%

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	17.5%	12.5%	5.0%
Consumer Staples	6.1%	9.8%	-3.7%
Energy	7.1%	10.3%	-3.2%
Financials	14.2%	16.2%	-2.0%
Health Care	10.2%	13.0%	-2.8%
Industrials	12.1%	10.9%	1.2%
Information Technology	21.0%	18.6%	2.4%
Materials	7.8%	3.5%	4.3%
Telecommunication Services	3.3%	2.3%	1.0%
Utilities	0.9%	2.9%	-2.0%
Cash & Other Assets	-0.1%	0.0%	-0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

9	Semi-Annual Report | December 31, 2013 (Unaudited)

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	10

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.29%
Aerospace & Defense - 3.52%
AAR Corp.	109,800	$ 3,075,498
Lockheed Martin Corp.	18,000	2,675,880
Moog, Inc., Class A*	43,500	2,955,390

		8,706,768

Airlines - 4.43%
Delta Air Lines, Inc.	125,800	3,455,726
SkyWest, Inc.	159,700	2,368,351
Southwest Airlines Co.	272,400	5,132,016

		10,956,093

Auto Components - 4.26%
Delphi Automotive PLC	57,100	3,433,423
Goodyear Tire & Rubber Co. (The)	167,800	4,002,030
Lear Corp.	38,200	3,093,054

		10,528,507

Automobiles - 0.99%
Ford Motor Co.	158,400	2,444,112

Chemicals - 3.08%
CF Industries Holdings, Inc.	9,778	2,278,665
Ferro Corp.*	185,200	2,376,116
LyondellBasell Industries NV, Class A	36,700	2,946,276

		7,601,057

Commercial Banks - 0.98%
Wells Fargo & Co.	53,400	2,424,360

Computers & Peripherals - 4.21%
Apple, Inc.	4,800	2,693,328
Hewlett-Packard Co.	91,700	2,565,766
Seagate Technology PLC	45,200	2,538,432
Western Digital Corp.	31,100	2,609,290

		10,406,816

Consumer Finance - 2.10%
Discover Financial Services	47,700	2,668,815
SLM Corp.	96,000	2,522,880

		5,191,695

Containers & Packaging - 4.20%
Ball Corp.	49,700	2,567,502
Packaging Corp. of America	40,500	2,562,840
Sealed Air Corp.	153,900	5,240,295

		10,370,637

Distributors - 1.01%
LKQ Corp.*	76,200	2,506,980

Industry Company	Shares	Value

Diversified Telecommunication Services - 2.46%
Cincinnati Bell, Inc.*	342,500	$1,219,300
Level 3 Communications, Inc.*	79,600	2,640,332
Verizon Communications, Inc.	45,200	2,221,128

		6,080,760

Electric Utilities - 0.89%
Entergy Corp.	34,600	2,189,142

Electrical Equipment - 1.25%
Rockwell Automation, Inc.	26,200	3,095,792

Electronic Equipment, Instruments & Components - 1.70%
Plexus Corp.*	62,500	2,705,625
ScanSource, Inc.*	35,000	1,485,050

		4,190,675

Energy Equipment & Services - 0.94%
Newpark Resources, Inc.*	189,900	2,333,871

Food & Staples Retailing - 3.45%
Kroger Co. (The)	80,800	3,194,024
Rite Aid Corp.*	471,600	2,386,296
Safeway, Inc.	90,000	2,931,300

		8,511,620

Food Products - 1.60%
Pilgrim’s Pride Corp.*	243,900	3,963,375

Health Care Equipment & Supplies - 1.93%
Cooper Companies, Inc. (The)	18,400	2,278,656
Medtronic, Inc.	43,200	2,479,248

		4,757,904

Health Care Providers & Services - 5.18%
AmerisourceBergen Corp.	40,700	2,861,617
Centene Corp.*	42,400	2,499,480
DaVita HealthCare Partners, Inc.*	42,000	2,661,540
HCA Holdings, Inc.*	55,800	2,662,218
Tenet Healthcare Corp.*	50,000	2,106,000

		12,790,855

Hotels, Restaurants & Leisure - 1.02%
Cracker Barrel Old Country Store, Inc.	23,000	2,531,610

Household Durables - 0.81%
Sony Corp. - Sponsored ADR	115,100	1,990,079

11	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Insurance - 7.70%
Arch Capital Group, Ltd.*	49,900	$2,978,531
Axis Capital Holdings, Ltd.	59,200	2,816,144
Genworth Financial, Inc., Class A*	220,700	3,427,471
Lincoln National Corp.	108,100	5,580,122
Navigators Group, Inc. (The)*	20,400	1,288,464
Prudential Financial, Inc.	31,900	2,941,818

		19,032,550

Internet & Catalog Retail - 0.30%
Orbitz Worldwide, Inc.*	103,800	745,284

Internet Software & Services - 0.71%
EarthLink, Inc.	346,200	1,755,234

IT Services - 4.62%
Alliance Data Systems Corp.*	14,500	3,812,485
Computer Sciences Corp.	46,000	2,570,480
Unisys Corp.*	73,400	2,464,038
Western Union Co. (The)	148,500	2,561,625

		11,408,628

Life Sciences Tools & Services - 1.05%
Illumina, Inc.*	23,500	2,599,570

Machinery - 0.62%
CIRCOR International, Inc.	19,000	1,534,820

Media - 3.29%
Regal Entertainment Group, Class A+	120,900	2,351,505
Time Warner Cable, Inc.	24,200	3,279,100
Twenty-First Century Fox,
Inc., Class A	71,000	2,497,780

		8,128,385

Multiline Retail - 0.98%
Nordstrom, Inc.	39,100	2,416,380

Office Electronics - 1.12%
Xerox Corp.	228,300	2,778,411

Oil, Gas & Consumable Fuels - 6.15%
ConocoPhillips	17,000	1,201,050
Crosstex Energy, Inc.	77,000	2,784,320
Marathon Petroleum Corp.	29,000	2,660,170
Pioneer Natural Resources Co.	12,000	2,208,840
Tesoro Corp.	56,300	3,293,550
Valero Energy Corp.	60,500	3,049,200

		15,197,130

Industry Company	Shares	Value

Paper & Forest Products - 0.51%
Clearwater Paper Corp.*	24,100	$1,265,250

Personal Products - 1.04%
Herbalife, Ltd.+	32,500	2,557,750

Pharmaceuticals - 2.04%
Actavis, PLC*	15,100	2,536,800
Eli Lilly & Co.	49,200	2,509,200

		5,046,000

Real Estate Investment Trusts (REITs) - 0.81%
Geo Group, Inc. (The)	61,900	1,994,418

Real Estate Management & Development - 1.03%
Brookfield Asset Management, Class A	65,400	2,539,482

Road & Rail - 1.03%
Arkansas Best Corp.	37,400	1,259,632
Union Pacific Corp.	7,600	1,276,800

		2,536,432

Semiconductors & Semiconductor Equipment - 5.79%
Amkor Technology, Inc.*+	427,800	2,622,414
Intel Corp.	97,100	2,520,716
Magnachip Semiconductor Corp.*	144,900	2,825,550
Micron Technology, Inc.*	224,400	4,882,944
Spansion, Inc., Class A*	105,000	1,458,450

		14,310,074

Software - 2.90%
Activision Blizzard, Inc.	145,400	2,592,482
Electronic Arts, Inc.*	82,900	1,901,726
Splunk, Inc.*	39,000	2,678,130

		7,172,338

Specialty Retail - 2.47%
Best Buy Co., Inc.	65,800	2,624,104
Gap, Inc. (The)	89,000	3,478,120

		6,102,224

Textiles, Apparel & Luxury Goods - 2.42%
G-III Apparel Group, Ltd.*	42,500	3,136,075
Wolverine World Wide, Inc.	83,400	2,832,264

		5,968,339

Thrifts & Mortgage Finance - 1.61%
Flagstar Bancorp, Inc.*	67,900	1,332,198
MGIC Investment Corp.*	312,500	2,637,500

		3,969,698

www.bridgeway.com	12

Bridgeway Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 1.22%
United Rentals, Inc.*		38,700	$ 3,016,665

Wireless Telecommunication Services - 0.87%
Cellcom Israel, Ltd.+		155,000	2,157,600

TOTAL COMMON STOCKS - 100.29%			247,805,370

(Cost $201,594,977)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.02%	605	605

TOTAL MONEY MARKET FUND -0.00%			605

(Cost $605)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.48%
BNY Mellon Overnight Government Fund	0.01%	3,669,998	3,669,998

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.48%			3,669,998

(Cost $3,669,998)

TOTAL INVESTMENTS - 101.77% (Cost $205,265,580)			$251,475,973
Liabilities in Excess of Other Assets - (1.77%)			(4,380,346)

NET ASSETS - 100.00%			$247,095,627

*     Non-income producing security.

^    Rate disclosed as of December 31, 2013.

+   This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $3,588,226 at December 31, 2013.

ADR - American Depositary Receipt

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$247,805,370	$—	$—	$247,805,370
Money Market Fund	—	605	—	605
Investments Purchased with Cash Proceeds From Securities Lending	—	3,669,998	—	3,669,998

TOTAL	$247,805,370	$3,670,603	$—	$251,475,973

See Notes to Financial Statements.

13	Semi-Annual Report | December 31, 2013 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2013

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 9.30%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+9.97%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+10.26%), and the Russell 2000 Index (+10.26%). Our Fund outperformed the Russell Microcap Index (+8.72%). It was a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2013, our Fund returned 20.08%, underperforming our primary benchmark, the CRSP Cap-Based Portfolio 10 Index (+23.02%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+22.32%), and the Russell 2000 Index (+23.07%). Our Fund outperformed the Russell Microcap Index (+19.82%).

For the calendar year, our Fund was up 55.77%, outperforming all of our benchmarks. It feels good to have a clean sweep for the calendar year and since inception.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	9.30%	20.08%	55.77%	24.95%	9.41%	16.19%	16.72%
CRSP Cap-Based Portfolio 10 Index	9.97%	23.02%	48.45%	29.52%	10.02%	13.98%	13.47%
Russell Microcap Index	8.72%	19.82%	38.82%	20.08%	9.07%	8.42%	9.85%
Russell 2000 Index	10.26%	23.07%	45.62%	21.05%	6.99%	N/A	N/A
Lipper Micro-Cap Stock Funds Index	10.26%	22.32%	45.79%	22.90%	8.29%	9.25%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,009 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Ultra-Small Company Fund ranked 10th of 68 micro-cap funds for the twelve months ending December 31, 2013, 7th of 50 over the last five years, 9th of 33 over the last ten years, and 1st of 8 since inception in August, 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	14

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*         from Inception 7/31/94 to 12/31/13

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Short Version: The Fund’s current weighting of deeper value stocks hurt performance for the quarter.

Design features of the Fund, such as our overweighting of value stocks, hurt the Fund’s performance for the quarter. Additionally, holdings within the Health Care sector detracted from relative performance.

A primary determinant of our performance relative to most other Funds has to do with the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small stocks. As shown in the table on the next page, smaller companies (particularly those in the 9th and 10th decile) and the largest companies (those in the 1st decile) shined in a strong performing quarter.

15	Semi-Annual Report | December 31, 2013 (Unaudited)

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)
(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	88 Years
1 (ultra-large)	11.04%	16.85%	32.66%	16.86%	6.97%	9.30%
2	9.88%	17.47%	37.39%	21.95%	10.15%	10.70%
3	7.81%	17.91%	36.89%	22.93%	10.12%	11.01%
4	9.33%	19.32%	41.59%	24.11%	11.06%	11.10%
5	9.10%	20.87%	41.03%	24.67%	12.13%	11.71%
6	9.93%	19.90%	42.42%	24.49%	10.49%	11.63%
7	8.89%	18.89%	41.95%	24.66%	11.21%	11.71%
8	9.47%	21.70%	45.40%	26.03%	11.62%	11.88%
9	11.04%	24.68%	50.04%	25.33%	9.63%	11.73%
10 (ultra-small)	9.97%	23.02%	48.45%	29.52%	10.02%	13.48%

[1]

Performance figures are as of the period ended December 31, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

The Short Version: Greater exposure to value stocks coupled with strong broad sector performance contributed to an exceptional year.

Strong relative performance, particularly in the Industrial and Energy sectors, played a large part in the Fund handily beating the CRSP Cap-Based Portfolio 10 Index for the calendar year. The Fund was underexposed to the relatively poor performing Financials sector, helping the Fund’s relative performance. Additionally, the Fund’s Financials sector holdings outperformed those of the primary market benchmark.

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	HCI Group, Inc.	Insurance	2.8%
2	Universal Insurance Holdings, Inc.	Insurance	2.0%
3	Christopher & Banks Corp.	Specialty Retail	2.0%
4	Green Plains Renewable Energy, Inc.	Oil, Gas & Consumable Fuels	2.0%
5	Quicksilver Resources, Inc.	Oil, Gas & Consumable Fuels	1.8%
6	Addus Homecare Corp.	Health Care Providers & Services	1.8%
7	Galena Biopharma, Inc.	Biotechnology	1.8%
8	Barrett Business Services, Inc.	Professional Services	1.4%
9	Tessco Technologies, Inc.	Communications Equipment	1.3%
10	Fairpoint Communications, Inc.	Diversified Telecommunication Services	1.3%
	Total		18.2%

www.bridgeway.com	16

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)
(Unaudited)

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.7%	14.1%	1.6%
Consumer Staples	4.4%	3.7%	0.7%
Energy	7.5%	7.5%	0.0%
Financials	19.5%	27.3%	-7.8%
Health Care	13.0%	13.2%	-0.2%
Industrials	16.6%	11.8%	4.8%
Information Technology	17.6%	16.3%	1.3%
Materials	2.3%	3.5%	-1.2%
Telecommunication Services	2.3%	1.7%	0.6%
Utilities	0.3%	1.0%	-0.7%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

17	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.23%
Air Freight & Logistics - 0.97%
Pacer International, Inc.*	178,600	$1,475,236

Airlines - 1.02%
Republic Airways Holdings, Inc.*	144,800	1,547,912

Auto Components - 1.61%
Shiloh Industries, Inc.*	33,400	651,300
Stoneridge, Inc.*	51,700	659,175
Strattec Security Corp.	8,900	397,563
Tower International, Inc.*	34,600	740,440

		2,448,478

Biotechnology - 4.64%
ARCA Biopharma, Inc.*	120,000	201,600
AVEO Pharmaceuticals, Inc.*	580,000	1,067,200
Coronado Biosciences, Inc.*+	332,500	874,475
Galena Biopharma, Inc.*+	538,100	2,668,976
OXiGENE, Inc.*+	78,600	198,072
QLT, Inc.+	85,400	475,678
Vanda Pharmaceuticals, Inc.*+	126,500	1,569,865

		7,055,866

Building Products - 0.71%
China Ceramics Co., Ltd.	29,500	71,980
PGT, Inc.*	100,000	1,012,000

		1,083,980

Capital Markets - 2.58%
FBR & Co.*	51,300	1,353,294
Full Circle Capital Corp.+	80,000	564,000
Manning & Napier, Inc.	50,800	896,620
Solar Senior Capital, Ltd.	60,500	1,102,310

		3,916,224

Chemicals - 1.89%
American Pacific Corp.*	36,400	1,356,264
Chase Corp.	17,400	614,220
GSE Holding, Inc.*	216,000	447,120
Gulf Resources, Inc.*	195,100	458,485

		2,876,089

Commercial Banks - 5.70%
1st United Bancorp, Inc.	37,200	283,092
C&F Financial Corp.+	6,700	305,989
Center Bancorp, Inc.	18,300	343,308
Codorus Valley Bancorp, Inc.	7,500	149,250

Industry Company	Shares	Value

Commercial Banks (continued)
Farmers Capital Bank Corp.*	20,000	$ 435,000
Fidelity Southern Corp.	22,334	370,968
First Business Financial Services, Inc.	8,400	316,092
First Community Bancshares, Inc.	35,500	592,850
Guaranty Bancorp	17,700	248,685
Heritage Commerce Corp.	29,000	238,960
Independent Bank Corp.*	156,700	1,880,400
Intervest Bancshares Corp.*	56,500	424,315
LCNB Corp.+	16,700	298,429
Metro Bancorp, Inc.*	38,700	833,598
Monarch Financial Holdings, Inc.	24,500	301,595
National Bankshares, Inc.+	1,600	59,024
Old Line Bancshares, Inc.+	10,200	147,900
Old Second Bancorp, Inc.*+	60,100	277,061
Pacific Continental Corp.	3,102	49,446
Premier Financial Bancorp, Inc.	10,500	148,575
Suffolk Bancorp*	17,400	361,920
Trico Bancshares	21,000	595,770

		8,662,227

Commercial Services & Supplies - 3.84%
ARC Document Solutions, Inc.*	200,000	1,644,000
Casella Waste Systems, Inc., Class A*	159,000	922,200
Ceco Environmental Corp.	35,700	577,269
Cenveo, Inc.*+	485,300	1,669,432
Costa, Inc.*	17,600	382,448
Metalico, Inc.*	311,300	644,391

		5,839,740

Communications Equipment - 4.90%
Aviat Networks, Inc.*	303,700	686,362
CalAmp Corp.*	61,500	1,720,155
Clearfield, Inc.*	83,000	1,679,920
KVH Industries, Inc.*	31,000	403,930
Mitel Networks Corp.*+	34,800	351,132
Performance Technologies, Inc.*	97,900	365,656
Tessco Technologies, Inc.	49,100	1,979,712
UTStarcom Holdings Corp.*	91,066	252,253

		7,439,120

Computers & Peripherals - 3.83%
Concurrent Computer Corp.	172,100	1,406,057

www.bridgeway.com	18

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
Dot Hill Systems Corp.*	169,000	$ 569,530
Hutchinson Technology, Inc.*	428,000	1,369,600
Novatel Wireless, Inc.*	153,900	364,743
Smart Technologies, Inc.,
Class A*+	194,300	425,517
Xyratex, Ltd.	126,500	1,681,185

		5,816,632

Construction & Engineering - 0.02%
UniTek Global Services, Inc.*	15,700	26,062

Construction Materials - 0.22%
U.S. Concrete, Inc.*	15,000	339,450

Diversified Consumer Services - 0.35%
Corinthian Colleges, Inc.*	294,500	524,210

Diversified Financial Services - 0.62%
Gain Capital Holdings, Inc.+	126,100	947,011

Diversified Telecommunication Services - 2.30%
Alaska Communications
Systems Group, Inc.*	452,300	958,876
Fairpoint Communications, Inc.*+	175,000	1,979,250
HickoryTech Corp.	24,900	319,467
PTGi Holding, Inc.	83,500	237,975

		3,495,568

Electrical Equipment - 1.55%
Broadwind Energy, Inc.*	110,300	1,041,232
Highpower International, Inc.*+	142,000	366,360
Lihua International, Inc.*+	115,800	662,376
Orion Energy Systems, Inc.*	42,000	285,600

		2,355,568

Electronic Equipment, Instruments & Components - 2.76%
Agilysys, Inc.*	41,800	581,856
NAPCO Security
Technologies, Inc.*	37,600	236,128
PCM, Inc.*	33,700	346,099
Perceptron, Inc.	111,700	1,549,279
Speed Commerce, Inc.*	317,900	1,484,593

		4,197,955

Energy Equipment & Services - 0.70%
Forbes Energy Services, Ltd.*	47,900	156,633
Global Geophysical
Services, Inc.*	181,000	291,410

Industry Company	Shares	Value

Energy Equipment & Services (continued)
North American Energy Partners, Inc.*	105,100	$ 610,631

		1,058,674

Food & Staples Retailing - 0.99%
G. Willi-Food International, Ltd.*+	36,500	299,300
Pantry, Inc. (The)*	71,400	1,198,092

		1,497,392

Food Products - 1.64%
John B. Sanfilippo & Son, Inc.	49,700	1,226,596
Omega Protein Corp.*	93,600	1,150,344
SkyPeople Fruit Juice, Inc.*	62,500	109,375

		2,486,315

Gas Utilities - 0.32%
Gas Natural, Inc.	60,600	486,618

Health Care Equipment & Supplies - 0.98%
Digirad Corp.	205,500	760,350
Kewaunee Scientific Corp.	10,000	156,200
Medical Action Industries, Inc.*	40,000	342,400
MGC Diagnostics Corp.	18,200	230,412

		1,489,362

Health Care Providers & Services - 5.95%
Addus HomeCare Corp.*	122,900	2,759,105
Alliance HealthCare
Services, Inc.*	58,000	1,434,920
BioTelemetry, Inc.*	176,600	1,402,204
Five Star Quality Care, Inc.*	214,900	1,179,801
Providence Service Corp. (The)*	62,700	1,612,644
RadNet, Inc.*	77,300	129,091
Skilled Healthcare Group, Inc., Class A*	109,300	525,733

		9,043,498

Hotels, Restaurants & Leisure - 0.54%
Famous Dave’s of America, Inc.*	25,200	461,160
Frisch’s Restaurants, Inc.	6,400	164,032
MTR Gaming Group, Inc.*	39,000	201,240

		826,432

Household Durables - 0.98%
Bassett Furniture Industries, Inc.	46,100	704,408

19	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Household Durables (continued)
Dixie Group, Inc. (The)*	59,400	$ 784,080

		1,488,488

Household Products - 1.04%
Orchids Paper Products Co.	48,100	1,579,604

Insurance - 6.64%
CNinsure, Inc. - ADR*	72,400	437,296
Crawford & Co., Class B	38,800	358,512
Eastern Insurance Holdings, Inc.	18,700	457,963
Federated National Holding Co.	35,000	512,050
Hallmark Financial Services, Inc.*	32,900	292,316
HCI Group, Inc.+	78,200	4,183,700
Independence Holding Co.	10,100	136,249
Investors Title Co.	4,100	332,018
United Insurance Holdings Corp.	22,500	316,800
Universal Insurance Holdings, Inc.	211,700	3,065,416

		10,092,320

Internet & Catalog Retail - 0.77%
1-800-Flowers.com, Inc., Class A*	183,500	992,735
Vitacost.com, Inc.*	31,700	183,543

		1,176,278

Internet Software & Services - 0.89%
Autobytel, Inc.*	25,600	387,328
BroadVision, Inc.*+	72,749	705,665
TheStreet, Inc.*	113,700	256,962

		1,349,955

IT Services - 2.23%
CSP, Inc.	16,800	135,576
Edgewater Technology, Inc.*	38,300	267,717
Hackett Group, Inc. (The)	51,400	319,194
Information Services Group, Inc.*	271,100	1,149,464
NCI, Inc., Class A*	85,000	562,700
Pfsweb, Inc.*	60,200	546,014
StarTek, Inc.*	62,100	403,029

		3,383,694

Leisure Equipment & Products - 0.13%
Escalade, Inc.	16,600	195,382

Life Sciences Tools & Services - 0.98%
Albany Molecular Research, Inc.*	147,900	1,490,832

Industry Company	Shares	Value

Machinery - 2.99%
Cleantech Solutions International, Inc.*+	47,900	$ 261,534
Lydall, Inc.*	39,600	697,752
Manitex International, Inc.*	119,100	1,891,308
MFRI, Inc.*	20,300	291,305
NN, Inc.	69,700	1,407,243

		4,549,142

Media - 3.25%
Dex Media, Inc.*+	151,200	1,025,136
FAB Universal Corp.*Δ+	285,500	528,175
Lee Enterprises, Inc.*+	354,800	1,231,156
McClatchy Co., Class A (The)*+	270,000	918,000
Reading International, Inc., Class A*	34,800	260,652
Rentrak Corp.*	19,800	750,222
Salem Communications Corp., Class A	26,600	231,420

		4,944,761

Metals & Mining - 0.16%
Sutor Technology Group, Ltd.*	135,200	247,416

Multiline Retail - 1.29%
Bon-Ton Stores, Inc. (The)+	120,500	1,961,740

Oil, Gas & Consumable Fuels - 6.78%
Adams Resources & Energy, Inc.	12,600	863,100
BioFuel Energy Corp.*+	164,800	283,456
Endeavour International Corp.*+	150,000	787,500
Green Plains Renewable Energy, Inc.	153,000	2,966,670
James River Coal Co.*	444,800	600,480
Quicksilver Resources, Inc.*+	909,100	2,790,937
Renewable Energy Group, Inc.*	61,100	700,206
REX American Resources Corp.*	19,800	885,258
Westmoreland Coal Co.*	22,200	428,238

		10,305,845

Personal Products - 0.73%
Female Health Co. (The)	50,000	425,000
Nutraceutical International Corp.*	25,300	677,534

		1,102,534

www.bridgeway.com	20

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals - 0.44%
Lannett Co., Inc.*	20,000	$662,000

Professional Services - 1.98%
Barrett Business Services, Inc.	23,200	2,151,568
Dolan Co. (The)*	182,700	127,890
VSE Corp.	15,200	729,752

		3,009,210

Real Estate Investment Trusts (REITs) - 1.51%
Gramercy Property Trust, Inc.*	268,600	1,544,450
Winthrop Realty Trust	67,900	750,295

		2,294,745

Real Estate Management & Development - 0.27%
China Housing & Land Development, Inc.*+	80,000	185,600
ZipRealty, Inc.*	40,000	224,000

		409,600

Road & Rail - 2.48%
Covenant Transportation Group, Inc., Class A*	74,700	613,287
P.A.M. Transportation Services, Inc.*	21,800	451,696
Saia, Inc.*	41,850	1,341,293
USA Truck, Inc.*	101,500	1,358,070

		3,764,346

Semiconductors & Semiconductor Equipment - 1.83%
Actions Semiconductor Co., Ltd. - ADR*	58,000	172,840
Alpha & Omega Semiconductor, Ltd.*	50,000	385,500
Amtech Systems, Inc.*	31,800	221,328
Cascade Microtech, Inc.*	20,000	186,400
MaxLinear, Inc., Class A*	130,600	1,362,158
NeoPhotonics Corp.*	63,200	446,192

		2,774,418

Software - 1.22%
ePlus, Inc.*	15,700	892,388
Evolving Systems, Inc.	23,300	226,942
TeleCommunication Systems, Inc., Class A*	317,000	735,440

		1,854,770

Industry Company	Shares	Value

Specialty Retail - 6.56%
Christopher & Banks Corp.*	350,200	$2,990,708
Citi Trends, Inc.*	37,000	629,000
Pacific Sunwear of California, Inc.*	376,400	1,257,176
RadioShack Corp.*+	547,000	1,422,200
Trans World Entertainment Corp.*	75,500	333,710
TravelCenters of America LLC*	150,200	1,462,948
Zale Corp.*	118,700	1,871,899

		9,967,641

Thrifts & Mortgage Finance - 2.19%
Alliance Bancorp, Inc. of Pennsylvania	24,400	371,612
Doral Financial Corp.*	17,800	278,748
Fox Chase Bancorp, Inc.	21,000	364,980
IMPAC Mortgage Holdings, Inc.*+	56,800	339,664
Provident Financial Holdings, Inc.	68,000	1,020,000
Pulaski Financial Corp.	21,300	239,838
Territorial Bancorp, Inc.	30,900	716,880

		3,331,722

Transportation Infrastructure - 1.26%
Aegean Marine Petroleum Network, Inc.	171,100	1,919,742

TOTAL COMMON STOCKS - 99.23%		150,791,804

(Cost $109,490,727)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.02%
BlackRock FedFund	0.02%	1,546,739	1,546,739

TOTAL MONEY MARKET FUND - 1.02%			1,546,739

(Cost $1,546,739)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 17.35%
BNY Mellon Overnight Government Fund	0.01%	26,371,034	26,371,034

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 17.35%			26,371,034

(Cost $26,371,034)

21	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Value

TOTAL INVESTMENTS - 117.60%				$178,709,577
(Cost $137,408,500)
Liabilities in Excess of Other Assets - (17.60%)				(26,747,673)

NET ASSETS - 100.00%				$151,961,904

*    Non-income producing security.

^    Rate disclosed as of December 31, 2013.

Δ   Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+    This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $25,062,522 at December 31, 2013.

ADR - American Depositary Receipt

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$150,263,629	$—	$ 528,175	$150,791,804
Money Market Fund	—	1,546,739	—	1,546,739
Investments Purchased with Cash Proceeds From Securities Lending	—	26,371,034	—	26,371,034

TOTAL	$150,263,629	$27,917,773	$ 528,175	$178,709,577

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2013	$ —	$—
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)[1]	(348,310)	(348,310)
Transfers in2,3	876,485	876,485
Transfers out	—	—

Balance as of 12/31/2013	$528,175	$528,175

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2013[2]	$(348,310)	$(348,310)

[1]	Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]

Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

[3]	Transfer took place as a result of a trading halt.

See Notes to Financial Statements.

www.bridgeway.com	22

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2013

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 11.29%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+9.97%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+10.26%), the Russell 2000 Index (+10.26%), and the Russell Microcap Index (+8.72%). We are pleased with the results on an absolute and relative basis.

For the six-month “semi-annual” period ending December 31, 2013, our Fund returned 22.17%, trailing our primary benchmark, the CRSP Cap-Based Portfolio 10 Index (23.02%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (22.32%), and the Russell 2000 Index (23.07%). Our Fund outperformed the Russell Microcap Index (19.82%).

For the calendar year, our Fund returned 50.91%, outperforming all of our benchmarks, the CRSP Cap-Based Portfolio 10 Index (+48.45%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+45.79%), the Russell 2000 Index (+45.62%), and the Russell Microcap Index (+38.82%). This was the third best year for ultra-small stocks since inception.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	11.29%	22.17%	50.91%	21.25%	7.65%	13.24%	11.88%
CRSP Cap-Based Portfolio 10 Index	9.97%	23.02%	48.45%	29.52%	10.02%	13.98%	12.30%
Russell Microcap Index	8.72%	19.82%	38.82%	20.08%	9.07%	8.42%	7.89%
Russell 2000 Index	10.26%	23.07%	45.62%	21.05%	6.99%	N/A	NA
Lipper Micro-Cap Stock Funds Index	10.26%	22.32%	45.79%	22.90%	8.29%	9.25%	8.59%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 1,009 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Ultra-Small Company Market Fund ranked 19th of 68 micro-cap funds for the twelve months ending December 31, 2013, 31st of 50 over the last five years, 27th of 33 over the last ten years, and 3rd of 19 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

23	Semi-Annual Report | December 31, 2013 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*,

Russell 2000 Index & Lipper Micro-Cap Stock Funds Index     from Inception 7/31/97 to 12/31/13

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance:

The Short Version: Though more than 80% of our Fund is comprised of ultra-small stocks, we don’t automatically sell them as they appreciate to a higher size range, which helped performance for the quarter.

Nearly 85% of our Fund is currently comprised of ultra-small companies, those the size of companies found in our primary market benchmark. In order to keep Fund turnover low, the Fund’s adviser does not sell a stock immediately when it outgrows the CRSP 10 (ultra-small) size threshold. The resultant size differential added 0.11% to the Fund’s return for the quarter. Our sidestepping models, which seek to avoid up to ten percent of the universe of ultra-small stocks that may go bankrupt or plummet precipitously, also performed favorably.

A primary determinant of our performance relative to most other Funds has to do with the size of the companies in which we invest. Our investment strategy is to approximate the long-term returns of the CRSP Cap-Based Portfolio 10 Index of ultra-small companies by investing in a representative sample of ultra-small stocks.

As shown in the table on the next page, smaller companies (particularly those in the 9th and 10th decile) and the largest companies (those in the 1st decile) shined in a strong performing quarter.

www.bridgeway.com	24

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	88 Years
1 (ultra-large)	11.04%	16.85%	32.66%	16.86%	6.97%	9.30%
2	9.88%	17.47%	37.39%	21.95%	10.15%	10.70%
3	7.81%	17.91%	36.89%	22.93%	10.12%	11.01%
4	9.33%	19.32%	41.59%	24.11%	11.06%	11.10%
5	9.10%	20.87%	41.03%	24.67%	12.13%	11.71%
6	9.93%	19.90%	42.42%	24.49%	10.49%	11.63%
7	8.89%	18.89%	41.95%	24.66%	11.21%	11.71%
8	9.47%	21.70%	45.40%	26.03%	11.62%	11.88%
9	11.04%	24.68%	50.04%	25.33%	9.63%	11.73%
10 (ultra-small)	9.97%	23.02%	48.45%	29.52%	10.02%	13.48%

[1]

Performance figures are as of the period ended December 31, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

The Short Version: 2013 was the Fund’s second highest return for a calendar year since inception.

CRSP 10 stocks had a very strong run for the year overall. Historically, we have outperformed our primary market in all down years, but outperformed in less than half of the up market years. Not only did we outperform our primary benchmark, but this was the second highest return for a calendar year since inception. Our strategy of avoiding a relatively small percentage of stocks that can be very damaging in downturns, as well as our strategy of not immediately selling stocks that outgrow the CRSP 10 size of ultra-small stocks, added to our performance for the calendar year.

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Anika Therapeutics, Inc.	Health Care Equipment & Supplies	0.8%
2	Rex American Resources Corp.	Oil, Gas & Consumable Fuels	0.6%
3	AtriCure, Inc.	Health Care Equipment & Supplies	0.6%
4	Famous Dave’s of America, Inc.	Hotels, Restaurants & Leisure	0.6%
5	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.5%
6	Universal Insurance Holdings, Inc.	Insurance	0.5%
7	Barrett Business Services, Inc.	Professional Services	0.4%
8	Sparton Corp.	Aerospace & Defense	0.4%
9	Oppenheimer Holdings, Inc.	Capital Markets	0.4%
10	NN, Inc.	Machinery	0.4%
	Total		5.2%

25	Semi-Annual Report | December 31, 2013 (Unaudited)

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	14.3%	14.1%	0.2%
Consumer Staples	3.5%	3.7%	-0.2%
Energy	6.2%	7.5%	-1.3%
Financials	27.4%	27.3%	0.1%
Health Care	13.2%	13.2%	0.0%
Industrials	12.6%	11.8%	0.8%
Information Technology	15.8%	16.3%	-0.5%
Materials	2.9%	3.5%	-0.6%
Telecommunication Services	1.9%	1.7%	0.2%
Utilities	0.8%	1.0%	-0.2%
Cash & Other Assets	1.5%	0.0%	1.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies,” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	26

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 98.49%
Aerospace & Defense - 1.42%
Astronics Corp.*	15,200	$775,200
Astronics Corp., Class B*+	10,258	520,593
CPI Aerostructures, Inc.*	31,479	473,444
Ducommun, Inc.*	25,300	754,193
Erickson Air-Crane, Inc.*+	26,000	540,540
Innovative Solutions & Support, Inc.*	63,454	462,580
LMI Aerospace, Inc.*+	21,400	315,436
Sparton Corp.*	63,300	1,769,235
Sypris Solutions, Inc.	78,400	239,904
Tel-Instrument Electronics Corp.*+	15,000	85,950

		5,937,075

Air Freight & Logistics - 0.24%
Pacer International, Inc.*	104,900	866,474
Radiant Logistics, Inc.*	50,000	134,000

		1,000,474

Airlines - 0.15%
Republic Airways Holdings, Inc.*	57,487	614,536

Auto Components - 1.07%
China XD Plastics Co., Ltd.*+	106,000	557,560
Shiloh Industries, Inc.*	51,250	999,375
SORL Auto Parts, Inc.*+	109,900	437,402
Spartan Motors, Inc.	169,800	1,137,660
Stoneridge, Inc.*	18,244	232,611
Strattec Security Corp.	24,100	1,076,547
UQM Technologies, Inc.*	9,600	20,544

		4,461,699

Automobiles - 0.29%
Kandi Technologies Group, Inc.*+	103,000	1,214,370

Beverages - 0.46%
Craft Brew Alliance, Inc.*	92,200	1,513,924
MGP Ingredients, Inc.	25,862	134,224
Primo Water Corp.*	112,930	297,006

		1,945,154

Biotechnology - 4.00%
Amicus Therapeutics, Inc.*+	115,000	270,250
Anacor Pharmaceuticals, Inc.*+	100,000	1,678,000
Arqule, Inc.*	340,000	731,000
BioCryst Pharmaceuticals, Inc.*	31,664	240,646
BioSpecifics Technologies Corp.*	22,314	483,544

Industry Company	Shares	Value

Biotechnology (continued)
Biota Pharmaceuticals, Inc.*+	79,899	$334,777
BioTime, Inc.*+	123,800	445,680
Codexis, Inc.*	150,500	210,700
Curis, Inc.*	131,852	371,823
Cytokinetics, Inc.*+	53,633	348,614
Cytori Therapeutics, Inc.*+	200,000	514,000
Durata Therapeutics, Inc.*+	76,150	973,959
Geron Corp.*	125,000	592,500
Harvard Apparatus Regenerative Technology, Inc.*	41,754	198,332
ImmunoCellular Therapeutics, Ltd.*+	70,000	64,750
Immunomedics, Inc.*+	222,900	1,025,340
Inovio Pharmaceuticals, Inc.*+	30,000	87,000
Medgenics, Inc.*+	40,000	239,600
MediciNova, Inc.*	40,000	85,600
Nanosphere, Inc.*	227,300	520,517
Oncothyreon, Inc.*	224,988	395,979
OvaScience, Inc.*+	25,000	228,500
PharmAthene, Inc.*+	178,826	332,616
Progenics Pharmaceuticals, Inc.*	72,400	385,892
Repligen Corp.*	104,500	1,425,380
SIGA Technologies, Inc.*+	148,700	486,249
Synthetic Biologics, Inc.*	40,000	61,200
Targacept, Inc.*	103,900	431,185
Vanda Pharmaceuticals, Inc.*+	104,300	1,294,363
Verastem, Inc.*+	50,000	570,000
Vical, Inc.*	84,976	100,272
XOMA Corp.*+	240,000	1,615,200

		16,743,468

Building Products - 0.47%
Alpha PRO Tech, Ltd.*	106,700	229,405
Insteel Industries, Inc.	25,700	584,161
Patrick Industries, Inc.*	39,800	1,151,414

		1,964,980

Capital Markets - 3.89%
Arlington Asset Investment Corp., Class A	27,400	723,086
Calamos Asset Management, Inc., Class A	53,500	633,440
Diamond Hill Investment Group, Inc.	5,600	662,704
FBR & Co.*	43,175	1,138,957
Fidus Investment Corp.+	36,000	782,640

27	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Gladstone Capital Corp.	78,700	$755,520
Gladstone Investment Corp.	56,400	454,584
Gleacher & Co., Inc.*	10,000	103,900
Harris & Harris Group, Inc.*	78,000	232,440
Institutional Financial Markets, Inc.	30,000	60,000
JMP Group, Inc.	96,851	716,697
KCAP Financial, Inc.+	93,900	757,773
Ladenburg Thalmann Financial Services, Inc.*	493,000	1,543,090
Manning & Napier, Inc.	44,100	778,365
Medallion Financial Corp.	86,711	1,244,303
MVC Capital, Inc.	58,400	788,400
NGP Capital Resources Co.	93,900	701,433
Oppenheimer Holdings, Inc., Class A	70,650	1,750,707
PennantPark Floating Rate Capital, Ltd.	23,000	315,790
Pzena Investment Management, Inc., Class A	52,800	620,928
Solar Senior Capital, Ltd.	27,200	495,584
SWS Group, Inc.*	166,800	1,014,144

		16,274,485

Chemicals - 1.56%
American Pacific Corp.*	23,900	890,514
Arabian American Development Co.*	74,649	936,845
Chase Corp.	27,800	981,340
China Green Agriculture, Inc.*+	80,000	289,600
Core Molding Technologies, Inc.*	45,100	617,870
Gulf Resources, Inc.*	232,850	547,198
KMG Chemicals, Inc.	40,100	677,289
Landec Corp.*	69,200	838,704
Northern Technologies International Corp.*	7,882	146,211
Penford Corp.*	47,200	606,520

		6,532,091

Commercial Banks - 13.30%
1st Constitution Bancorp*	11,550	126,010
1st United Bancorp, Inc.	104,600	796,006
Access National Corp.	33,500	500,825
American National Bankshares, Inc.	22,100	580,125
American River Bankshares*	39,500	373,275
AmeriServ Financial, Inc.	100,286	303,867
Anchor Bancorp, Inc.*+	10,000	182,900
Arrow Financial Corp.	23,300	618,848

Industry Company	Shares	Value

Commercial Banks (continued)
Bank of Commerce Holdings	75,022	$428,376
Bank of Kentucky Financial Corp.	16,100	594,090
Bar Harbor Bankshares	12,000	479,880
BCB Bancorp, Inc.	23,500	316,075
Berkshire Bancorp, Inc.	56,132	408,080
Bridge Bancorp, Inc.	30,000	780,000
Bridge Capital Holdings*	36,800	755,872
C&F Financial Corp.+	10,800	493,236
Camden National Corp.	11,800	498,196
Capital City Bank Group, Inc.*	50,390	593,090
Carolina Bank Holdings, Inc.*	27,000	278,100
Center Bancorp, Inc.	49,217	923,311
Centerstate Banks, Inc.	76,866	780,190
Century Bancorp, Inc., Class A	23,272	773,794
Chemung Financial Corp.	19,648	671,372
Citizens Holding Co.	20,670	381,155
CNB Financial Corp.	42,200	801,800
Codorus Valley Bancorp, Inc.	12,600	250,740
Colony Bankcorp, Inc.*	16,668	101,675
ConnectOne Bancorp, Inc.*	12,000	475,560
Eastern Virginia Bankshares, Inc.*	20,536	143,752
Enterprise Bancorp, Inc.	9,502	201,157
Enterprise Financial Services Corp.	49,800	1,016,916
Evans Bancorp, Inc.	14,227	302,039
Farmers Capital Bank Corp.*	67,149	1,460,491
Fidelity Southern Corp.	35,931	596,814
Financial Institutions, Inc.	34,700	857,437
First Bancorp	49,000	814,380
First Bancorp, Inc.	33,300	580,086
First Bancshares, Inc.+	12,794	186,025
First Business Financial Services, Inc.	18,354	690,661
First Community Bancshares, Inc.	50,000	835,000
First Connecticut Bancorp, Inc.	36,400	586,768
First South Bancorp, Inc.*	33,322	259,912
First United Corp.*	9,200	70,288
First West Virginia Bancorp+	8,100	130,005
Firstbank Corp.	10,000	193,400
German American Bancorp, Inc.	23,731	676,333
Guaranty Bancorp	61,440	863,232

www.bridgeway.com	28

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Hampton Roads Bankshares, Inc.*	420,325	$735,569
Heritage Commerce Corp.	74,300	612,232
Heritage Financial Corp.	40,560	693,982
Home Federal Bancorp, Inc.	34,800	518,520
Horizon Bancorp	23,500	595,255
Independent Bank Corp.*	70,000	840,000
Intervest Bancshares Corp.*	78,212	587,372
Landmark Bancorp, Inc.	10,398	206,816
LNB Bancorp, Inc.	36,700	368,101
Macatawa Bank Corp.*	81,291	406,455
MainSource Financial Group, Inc.	25,650	462,469
MBT Financial Corp.*	53,906	229,640
Mercantile Bank Corp.	26,700	576,186
Merchants Bancshares, Inc.	28,700	961,450
Metro Bancorp, Inc.*	40,600	874,524
MetroCorp Bancshares, Inc.	48,450	730,141
MidSouth Bancorp, Inc.	35,900	641,174
MidWestOne Financial Group, Inc.	31,300	851,360
MutualFirst Financial, Inc.	9,849	168,713
New Century Bancorp, Inc.*	10,076	69,524
NewBridge Bancorp*	86,806	651,045
North Valley Bancorp*	24,378	460,988
Northeast Bancorp	35,000	335,300
Northrim BanCorp, Inc.	34,700	910,528
Ohio Valley Banc Corp.	19,500	441,675
Old Second Bancorp, Inc.*+	15,000	69,150
OmniAmerican Bancorp, Inc.*	25,000	534,500
Pacific Continental Corp.	53,611	854,559
Pacific Mercantile Bancorp*	54,572	339,438
Pacific Premier Bancorp, Inc.*	48,500	763,390
Park Sterling Corp.	120,700	861,798
Peapack Gladstone Financial Corp.	49,777	950,741
Penns Woods Bancorp, Inc.+	16,400	836,400
Peoples Bancorp of North Carolina, Inc.	25,301	358,768
Peoples Bancorp, Inc.	28,400	639,284
Preferred Bank*	33,680	675,284
Premier Financial Bancorp, Inc.	43,837	620,294
QCR Holdings, Inc.	13,200	230,208
Republic First Bancorp, Inc.*	83,000	247,340
Royal Bancshares of Pennsylvania, Inc., Class A*	35,398	48,849
Salisbury Bancorp, Inc.	2,366	63,314

Industry Company	Shares	Value

Commercial Banks (continued)
Seacoast Banking Corp. of Florida*	67,354	$821,719
Shore Bancshares, Inc.*	25,000	230,500
Sierra Bancorp	42,900	690,261
Southcoast Financial Corp.*	49,500	294,525
Southern First Bancshares, Inc.*	30,000	400,200
Southern National Bancorpof Virginia, Inc.	55,892	559,479
Southwest Bancorp, Inc.*	73,100	1,163,752
Suffolk Bancorp*	37,000	769,600
Sun Bancorp, Inc.*	221,200	778,624
Univest Corp. of Pennsylvania	21,000	434,280
Washington Banking Co.	74,300	1,317,339
West Bancorporation, Inc.	48,200	762,524
Yadkin Financial Corp.*	38,500	656,040

		55,632,323

Commercial Services & Supplies - 1.89%
AMREP Corp.*+	27,000	188,190
ARC Document Solutions, Inc.*	121,300	997,086
Casella Waste Systems, Inc., Class A*	202,656	1,175,405
Cenveo, Inc.*+	210,600	724,464
Costa, Inc.*	46,000	999,580
Courier Corp.	51,100	924,399
Ecology & Environment, Inc., Class A	3,000	33,390
Fuel Tech, Inc.*	65,000	460,850
Heritage-Crystal Clean, Inc.*	23,000	471,270
Intersections, Inc.	78,184	609,053
Metalico, Inc.*	366,002	757,624
TRC Cos., Inc.*	65,600	468,384
Versar, Inc.*	22,000	106,260

		7,915,955

Communications Equipment - 2.20%
Aviat Networks, Inc.*	228,000	515,280
Bel Fuse, Inc., Class B	25,100	534,881
Clearfield, Inc.*	48,300	977,592
Communications Systems, Inc.	28,900	321,946
Digi International, Inc.*	70,000	848,400
Emcore Corp.*+	23,052	118,026
KVH Industries, Inc.*	60,410	787,142
Meru Networks, Inc.*+	53,500	230,585
Numerex Corp., Class A*	30,000	388,500
Oclaro, Inc.*+	25,200	62,748
PC-Tel, Inc.	87,800	840,246

29	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Communications Equipment (continued)
Performance Technologies, Inc.*	129,606	$484,079
ShoreTel, Inc.*	137,000	1,271,360
Tessco Technologies, Inc.	24,500	987,840
Westell Technologies, Inc., Class A*	205,000	830,250

		9,198,875

Computers & Peripherals - 1.33%
Astro-Med, Inc.	32,800	442,472
Avid Technology, Inc.*	66,000	537,900
Concurrent Computer Corp.	55,600	454,252
Datalink Corp.*	57,700	628,930
Dot Hill Systems Corp.*	269,400	907,878
Hutchinson Technology, Inc.*	150,000	480,000
Imation Corp.*	106,100	496,548
Immersion Corp.*	62,900	652,902
Novatel Wireless, Inc.*	78,800	186,756
Qumu Corp.*	21,000	268,800
Transact Technologies, Inc.	25,800	323,274
USA Technologies, Inc.*	111,400	201,634

		5,581,346

Construction & Engineering - 1.11%
Argan, Inc.	44,700	1,231,932
Furmanite Corp.*	160,500	1,704,510
Northwest Pipe Co.*	29,100	1,098,816
Orion Marine Group, Inc.*	2,600	31,278
Sterling Construction Co., Inc.*	49,950	585,913

		4,652,449

Construction Materials - 0.17%
United States Lime & Minerals, Inc.*	11,300	691,221

Consumer Finance - 0.58%
Asta Funding, Inc.	122,300	1,029,766
Atlanticus Holdings Corp.*+	63,961	227,062
Consumer Portfolio Services, Inc.*	97,650	916,933
Imperial Holdings, Inc.*	25,000	163,500
QC Holdings, Inc.	56,600	100,748

		2,438,009

Containers & Packaging - 0.14%
AEP Industries, Inc.*	10,900	575,847

Distributors - 0.42%
Amcon Distributing Co.	2,300	179,400
VOXX International Corp.*	94,001	1,569,817

		1,749,217

Industry Company	Shares	Value

Diversified Consumer Services - 0.74%
Cambium Learning Group, Inc.*	37,250	$61,835
Career Education Corp.*	92,550	527,535
Carriage Services, Inc.	33,700	658,161
Collectors Universe, Inc.+	26,360	452,074
Corinthian Colleges, Inc.*	253,200	450,696
Learning Tree International, Inc.*	75,400	236,002
Lincoln Educational Services Corp.	78,400	390,432
Universal Technical Institute, Inc.	23,700	329,667

		3,106,402

Diversified Financial Services - 0.76%
California First National Bancorp	21,269	321,162
Gain Capital Holdings, Inc.+	94,400	708,944
Marlin Business Services Corp.	29,500	743,400
MicroFinancial, Inc.	73,200	625,860
Resource America, Inc., Class A	83,600	782,496

		3,181,862

Diversified Telecommunication Services - 1.65%
Alaska Communications Systems Group, Inc.*	303,000	642,360
Cbeyond, Inc.*	90,050	621,345
Hawaiian Telcom Holdco, Inc.*	24,686	725,028
HickoryTech Corp.	53,645	688,266
IDT Corp., Class B	50,567	903,632
Inteliquent, Inc.	100,000	1,142,000
Lumos Networks Corp.	35,000	735,000
ORBCOMM, Inc.*	171,000	1,084,140
Straight Path Communi-cations, Inc., Class B*	42,470	347,829

		6,889,600

Electrical Equipment - 1.31%
Allied Motion Technologies, Inc.+	17,650	219,743
Coleman Cable, Inc.	53,900	1,413,258
Enphase Energy, Inc.*+	60,000	380,400
Espey Manufacturing & Electronics Corp.	5,000	163,200
Global Power Equipment Group, Inc.	13,972	273,432
LSI Industries, Inc.	84,000	728,280
Magnetek, Inc.*	10,000	239,200

www.bridgeway.com	30

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
PowerSecure International, Inc.*	92,600	$1,589,942
SL Industries, Inc.	18,200	493,220

		5,500,675

Electronic Equipment, Instruments & Components - 2.64%
Agilysys, Inc.*	62,200	865,824
Echelon Corp.*	229,062	492,483
eMagin Corp.*	56,300	159,329
Frequency Electronics, Inc.*	16,000	186,720
ID Systems, Inc.*	48,000	277,920
IEC Electronics Corp.*	64,500	269,610
Iteris, Inc.*	172,520	362,292
Key Tronic Corp.*	37,200	409,944
LoJack Corp.*	77,150	278,512
Maxwell Technologies, Inc.*	57,700	448,329
Mesa Laboratories, Inc.	9,830	772,441
MOCON, Inc.	12,000	189,600
NAPCO Security Technologies, Inc.*	65,000	408,200
Netlist, Inc.*	63,100	46,694
PAR Technology Corp.*	32,000	174,400
PCM, Inc.*	74,200	762,034
Perceptron, Inc.	23,000	319,010
Pulse Electronics Corp.*+	10,000	28,900
Radisys Corp.*	70,000	160,300
Richardson Electronics, Ltd.	54,211	615,837
SMTC Corp.*	85,000	200,600
Speed Commerce, Inc.*	230,600	1,076,902
Viasystems Group, Inc.*	70,900	969,912
Vishay Precision Group, Inc.*	56,900	847,241
Wayside Technology Group, Inc.	10,000	135,100
Zygo Corp.*	39,200	579,376

		11,037,510

Energy Equipment & Services - 1.55%
Bolt Technology Corp.	65,663	1,445,243
Cal Dive International, Inc.*+	345,300	694,053
Dawson Geophysical Co.*	30,800	1,041,656
Forbes Energy Services, Ltd.*	80,500	263,235
Global Geophysical Services, Inc.*	180,200	290,122
GreenHunter Resources, Inc.*	104,000	120,640
Mitcham Industries, Inc.*	46,300	819,973
Natural Gas Services Group, Inc.*	37,600	1,036,632
TGC Industries, Inc.	104,737	764,580

		6,476,134

Industry Company	Shares	Value

Food & Staples Retailing - 0.68%
Arden Group, Inc., Class A	5,500	$695,805
Ingles Markets, Inc., Class A	35,800	970,180
Pantry, Inc. (The)*	45,000	755,100
Roundy’s, Inc.	44,041	434,244

		2,855,329

Food Products - 1.51%
Alico, Inc.	14,200	551,954
Farmer Bros. Co.*	42,500	988,550
Griffin Land & Nurseries, Inc.	13,300	443,954
Inventure Foods, Inc.*	44,000	583,440
John B. Sanfilippo & Son, Inc.	33,900	836,652
Lifeway Foods, Inc.+	95,302	1,522,926
Limoneira Co.+	20,000	531,800
Omega Protein Corp.*	69,800	857,842

		6,317,118

Gas Utilities - 0.12%
Delta Natural Gas Co., Inc.	12,388	277,243
Gas Natural, Inc.	30,300	243,309

		520,552

Health Care Equipment & Supplies - 3.25%
Alphatec Holdings, Inc.*	234,888	472,125
Anika Therapeutics, Inc.*	87,439	3,336,672
AtriCure, Inc.*	133,200	2,488,176
Baxano Surgical, Inc.*	204,500	206,545
CryoLife, Inc.	107,270	1,189,624
Cutera, Inc.*	45,200	460,136
Hansen Medical, Inc.*+	170,000	294,100
Kewaunee Scientific Corp.	7,700	120,274
LeMaitre Vascular, Inc.	50,000	400,500
Medical Action Industries, Inc.*	58,500	500,760
RTI Surgical, Inc.*	125,000	442,500
Solta Medical, Inc.*	166,400	490,880
Utah Medical Products, Inc.	35,900	2,052,044
Vascular Solutions, Inc.*	49,300	1,141,295

		13,595,631

Health Care Providers & Services - 2.07%
Addus HomeCare Corp.*	25,000	561,250
Alliance HealthCare Services, Inc.*	22,900	566,546
Almost Family, Inc.*	24,400	788,852
BioTelemetry, Inc.*	137,700	1,093,338
Chindex International, Inc.*	72,700	1,267,161
Cross Country Healthcare, Inc.*	71,000	708,580
Five Star Quality Care, Inc.*	116,900	641,781

31	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
LCA-Vision, Inc.*	84,000	$327,600
PDI, Inc.*	55,000	264,550
Providence Service Corp. (The)*	67,100	1,725,812
RadNet, Inc.*	89,800	149,966
Skilled Healthcare Group, Inc., Class A*	119,798	576,228

		8,671,664

Hotels, Restaurants & Leisure - 2.98%
Ark Restaurants Corp.	9,900	219,285
Carrols Restaurant Group, Inc.*	68,100	450,141
Dover Downs Gaming & Entertainment, Inc.*	152,580	225,818
Einstein Noah Restaurant Group, Inc.	18,581	269,425
Famous Dave’s of America, Inc.*	128,800	2,357,040
Frisch’s Restaurants, Inc.	26,100	668,943
Gaming Partners International Corp.*	56,300	461,097
Isle of Capri Casinos, Inc.*	114,000	1,026,000
Jamba, Inc.*	30,662	381,129
Kona Grill, Inc.*+	67,500	1,250,100
Lakes Entertainment, Inc.*	84,600	334,170
Luby’s, Inc.*	77,100	595,212
Monarch Casino & Resort, Inc.*	42,877	860,970
Morgans Hotel Group Co.*	84,300	685,359
MTR Gaming Group, Inc.*	61,480	317,237
Nathan’s Famous, Inc.*	12,000	604,920
Nevada Gold & Casinos, Inc.*	120,000	164,400
Premier Exhibitions, Inc.*	200,000	232,000
Red Lion Hotels Corp.*	74,900	453,145
Town Sports International Holdings, Inc.	61,087	901,644

		12,458,035

Household Durables - 1.73%
Bassett Furniture Industries, Inc.	74,200	1,133,776
Cobra Electronics Corp.*	30,000	89,550
CSS Industries, Inc.	15,700	450,276
Dixie Group, Inc. (The)*	32,250	425,700
Emerson Radio Corp.*	124,800	237,120
EveryWare Global, Inc.*	50,750	420,210
Flexsteel Industries, Inc.	27,050	831,246
Hooker Furniture Corp.	53,300	889,044
Kid Brands, Inc.*	236,400	241,128

Industry Company	Shares	Value

Household Durables (continued)
Lifetime Brands, Inc.	65,000	$1,022,450
P&F Industries, Inc., Class A*	10,500	75,600
Stanley Furniture Co., Inc.*	107,783	413,887
Universal Electronics, Inc.*	14,617	557,054
Zagg, Inc.*	100,000	435,000

		7,222,041

Household Products - 0.34%
Oil-Dri Corp. of America	20,800	787,072
Orchids Paper Products Co.+	20,000	656,800

		1,443,872

Independent Power Producers & Energy Traders - 0.24%
American DG Energy, Inc.*	181,811	309,079
Genie Energy, Ltd., Class B*	68,042	694,709

		1,003,788

Insurance - 2.04%
Atlantic American Corp.	14,056	57,489
Crawford & Co., Class B	84,600	781,704
Eastern Insurance Holdings, Inc.	25,600	626,944
Federated National Holding Co.	23,000	336,490
First Acceptance Corp.*	111,700	253,559
Fortegra Financial Corp.*	50,000	413,500
Hallmark Financial Services, Inc.*	80,400	714,354
HCI Group, Inc.+	24,000	1,284,000
Independence Holding Co.	69,190	933,373
Investors Title Co.	3,500	283,430
Phoenix Cos., Inc. (The)*	14,200	871,880
Universal Insurance Holdings, Inc.	136,400	1,975,072

		8,531,795

Internet & Catalog Retail - 1.39%
1-800-Flowers.com, Inc., Class A*	110,000	595,100
CafePress, Inc.*+	49,800	315,234
dELiA*s, Inc.*+	213,100	187,443
Gaiam, Inc., Class A*	45,000	297,900
Geeknet, Inc.*	40,000	723,600
Nutrisystem, Inc.	35,000	575,400
Overstock.com, Inc.*+	13,150	404,888
PetMed Express, Inc.+	46,647	775,740
US Auto Parts Network, Inc.*	54,451	135,038

www.bridgeway.com	32

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail (continued)
ValueVision Media, Inc., Class A*	176,286	$1,232,239
Vitacost.com, Inc.*+	102,000	590,580

		5,833,162

Internet Software & Services - 2.56%
Carbonite, Inc.*	42,400	501,592
iPass, Inc.*	221,100	347,127
Limelight Networks, Inc.*	359,837	712,477
Marchex, Inc., Class B	163,600	1,415,140
QuinStreet, Inc.*	94,125	817,946
RealNetworks, Inc.*	64,000	483,200
Reis, Inc.*	42,100	809,583
Spark Networks, Inc.*+	64,800	399,168
Support.com, Inc.*	136,745	518,264
Synacor, Inc.*+	180,000	441,000
TechTarget, Inc.*	145,900	1,000,874
TheStreet, Inc.*	116,900	264,194
Tucows, Inc., Class A*+	71,150	996,100
Unwired Planet, Inc.*	234,600	323,748
XO Group, Inc.*	54,813	814,521
Zix Corp.*	187,582	855,374

		10,700,308

IT Services - 1.55%
CIBER, Inc.*	185,000	765,900
CSP, Inc.	15,000	121,050
Dynamics Research Corp.*	78,208	897,828
Edgewater Technology, Inc.*	50,900	355,791
Hackett Group, Inc. (The)	119,928	744,753
Information Services Group, Inc.*	196,600	833,584
Innodata, Inc.*	153,455	375,965
Lionbridge Technologies, Inc.*	193,995	1,156,210
Mattersight Corp.*+	30,000	143,700
ModusLink Global Solutions, Inc.*	51,900	297,387
NCI, Inc., Class A*	18,430	122,006
PRGX Global, Inc.*	68,500	460,320
StarTek, Inc.*	30,000	194,700

		6,469,194

Leisure Equipment & Products - 0.40%
Johnson Outdoors, Inc., Class A	25,800	695,310
Marine Products Corp.	2,400	24,120
Nautilus, Inc.*	111,686	941,513

		1,660,943

Life Sciences Tools & Services - 0.80%
Affymetrix, Inc.*	15,450	132,406

Industry Company	Shares	Value

Life Sciences Tools & Services (continued)
Enzo Biochem, Inc.*	201,300	$587,796
Furiex Pharmaceuticals, Inc.*	6,900	289,869
Harvard Bioscience, Inc.*	167,017	784,980
Pacific Biosciences of California, Inc.*	222,400	1,163,152
pSivida Corp.*+	100,000	397,000

		3,355,203

Machinery - 3.20%
Accuride Corp.*	264,200	985,466
Ampco-Pittsburgh Corp.	24,400	474,580
Commercial Vehicle Group, Inc.*	61,200	444,924
Dynamic Materials Corp.	27,500	597,850
Eastern Co. (The)	33,600	534,912
Energy Recovery, Inc.*	66,700	370,852
FreightCar America, Inc.	29,675	789,948
Gencor Industries, Inc.*	18,500	176,490
Graham Corp.	35,900	1,302,811
Hardinge, Inc.	33,300	481,851
Hurco Cos., Inc.	51,334	1,283,863
Key Technology, Inc.*	20,000	286,600
Lydall, Inc.*	40,000	704,800
Miller Industries, Inc.	49,800	927,774
NN, Inc.	86,100	1,738,359
PMFG, Inc.*	50,000	452,500
Tecumseh Products Co., Class A*	57,700	522,185
Twin Disc, Inc.+	29,600	766,344
Xerium Technologies, Inc.*	33,550	553,240

		13,395,349

Marine - 0.14%
International Shipholding Corp.	19,203	566,488

Media - 1.86%
A.H. Belo Corp., Class A	46,400	346,608
Ballantyne Strong, Inc.*	45,500	210,665
Beasley Broadcasting Group, Inc., Class A	16,000	139,680
Carmike Cinemas, Inc.*	26,800	746,112
Dex Media, Inc.*+	86,451	586,138
Emmis Communications Corp., Class A*	159,500	429,055
Entercom Communications Corp., Class A*+	80,000	840,800
Entravision Communications Corp., Class A	108,800	662,592
Harris Interactive, Inc.*	296,100	592,200

33	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Media (continued)
Martha Stewart Living Omnimedia, Inc., Class A*+	90,200	$378,840
McClatchy Co., Class A (The)*+	251,150	853,910
Rentrak Corp.*	22,800	863,892
Saga Communications, Inc., Class A	13,005	654,151
Salem Communications Corp., Class A	53,500	465,450

		7,770,093

Metals & Mining - 0.94%
Friedman Industries, Inc.	68,300	580,550
Great Northern Iron Ore Properties+	4,000	272,400
Noranda Aluminum Holding Corp.	211,650	696,328
Olympic Steel, Inc.	26,100	756,378
Paramount Gold & Silver Corp.*+	23,967	22,332
Synalloy Corp.	25,400	390,144
United States Antimony Corp.*	346,511	682,627
Universal Stainless & Alloy Products, Inc.*	14,928	538,304

		3,939,063

Multiline Retail - 0.25%
ALCO Stores, Inc.*	7,000	65,100
Bon-Ton Stores, Inc. (The)+	59,950	975,986

		1,041,086

Oil, Gas & Consumable Fuels - 4.67%
Adams Resources & Energy, Inc.	22,300	1,527,550
Amyris, Inc.*+	220,000	1,163,800
BPZ Resources, Inc.*	350,000	637,000
Callon Petroleum Co.*	182,800	1,193,684
Double Eagle Petroleum Co.*	79,800	185,934
Emerald Oil, Inc.*	113,000	865,580
Endeavour International Corp.*+	108,000	567,000
Evolution Petroleum Corp.	46,770	577,142
FieldPoint Petroleum Corp.*+	20,000	82,200
James River Coal Co.*+	287,500	388,125
L&L Energy, Inc.*Δ+	120,100	181,351
Miller Energy Resources, Inc.*+	145,241	1,022,496
Panhandle Oil & Gas, Inc., Class A	23,797	795,058

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Penn Virginia Corp.*	141,000	$1,329,630
PetroQuest Energy, Inc.*	170,000	734,400
PostRock Energy Corp.*	97,500	113,100
Pyramid Oil Co.*	69,800	352,490
Quicksilver Resources, Inc.*+	311,800	957,226
REX American Resources Corp.*	57,249	2,559,603
Saratoga Resources, Inc.*	80,000	91,200
Uranerz Energy Corp.*+	514,800	658,944
Uranium Energy Corp.*+	220,800	441,600
Vaalco Energy, Inc.*	100,000	689,000
Warren Resources, Inc.*	352,900	1,108,106
Westmoreland Coal Co.*	61,375	1,183,924
Zion Oil & Gas, Inc.*+	81,200	114,492

		19,520,635

Paper & Forest Products - 0.07%
Orient Paper, Inc.+	117,811	306,309

Personal Products - 0.50%
CCA Industries, Inc.	14,100	41,595
Female Health Co. (The)+	43,200	367,200
IGI Laboratories, Inc.*	30,000	91,500
Natural Alternatives International, Inc.*	17,500	97,650
Nutraceutical International Corp.*	37,000	990,860
Synutra International, Inc.*+	25,000	222,000
United-Guardian, Inc.+	10,000	281,200

		2,092,005

Pharmaceuticals - 3.05%
AcelRx Pharmaceuticals, Inc.*+	98,000	1,108,380
Alexza Pharmaceuticals, Inc.*+	50,000	236,500
Alimera Sciences, Inc.*+	121,600	572,736
Ampio Pharmaceuticals, Inc.*+	90,000	641,700
ANI Pharmaceuticals, Inc.*+	23,416	470,193
Cempra, Inc.*	92,500	1,146,075
Cumberland Pharmaceuticals, Inc.*+	67,500	344,925
Durect Corp.*	183,600	317,628
Horizon Pharma, Inc.*+	203,700	1,552,194
Novabay Pharmaceuticals, Inc.*+	121,500	149,445
Omeros Corp.*+	88,595	1,000,237
Pain Therapeutics, Inc.*	216,853	1,053,906
Pozen, Inc.	38,200	307,128

www.bridgeway.com	34

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Sciclone Pharmaceuticals, Inc.*	111,750	$563,220
Sucampo Pharmaceuticals, Inc., Class A*	104,000	977,600
Supernus Pharmaceuticals, Inc.*+	50,000	377,000
Transcept Pharmaceuticals, Inc.*+	65,000	218,400
XenoPort, Inc.*	150,000	862,500
Zogenix, Inc.*+	256,200	881,328

		12,781,095

Professional Services - 1.65%
Barrett Business Services, Inc.	19,600	1,817,704
CDI Corp.	27,000	500,310
CRA International, Inc.*	54,500	1,079,100
CTPartners Executive Search, Inc.*	27,400	153,440
Franklin Covey Co.*	37,000	735,560
Heidrick & Struggles International, Inc.	50,000	1,007,000
Hill International, Inc.*	95,971	379,085
Mastech Holdings, Inc.	6,250	87,438
RCM Technologies, Inc.*	26,200	182,876
VSE Corp.	20,200	969,802

		6,912,315

Real Estate Investment Trusts (REITs) - 0.20%
Parkway Properties, Inc.	42,899	827,522

Real Estate Management & Development - 0.70%
AV Homes, Inc.*	54,600	992,082
Consolidated-Tomoka Land Co.	21,249	771,126
Maui Land & Pineapple Co., Inc.*	30,000	182,700
Stratus Properties, Inc.*	37,150	636,380
ZipRealty, Inc.*	60,000	336,000

		2,918,288

Road & Rail - 0.59%
Covenant Transportation
Group, Inc., Class A*	60,700	498,347
P.A.M. Transportation Services, Inc.*	14,750	305,620
Providence & Worcester Railroad Co.	5,000	97,800
Quality Distribution, Inc.*	37,000	474,710
USA Truck, Inc.*	35,000	468,300
YRC Worldwide, Inc.*+	36,800	639,216

		2,483,993

Industry Company	Shares	Value

Semiconductors & Semiconductor Equipment - 3.47%
Amtech Systems, Inc.*	57,500	$400,200
Axcelis Technologies, Inc.*	227,500	555,100
Cascade Microtech, Inc.*	69,700	649,604
Cohu, Inc.	67,043	703,951
CyberOptics Corp.*	19,500	124,020
DSP Group, Inc.*	81,300	789,423
GigOptix, Inc.*	86,010	131,595
GSI Technology, Inc.*	161,417	1,071,809
Integrated Silicon Solution, Inc.*	77,641	938,680
Intermolecular, Inc.*	73,200	360,144
Kopin Corp.*	146,250	617,175
Mattson Technology, Inc.*	191,300	524,162
MaxLinear, Inc., Class A*	65,100	678,993
NeoPhotonics Corp.*	88,511	624,888
Peregrine Semiconductor Corp.*+	90,100	667,641
Pericom Semiconductor Corp.*	75,000	664,500
Pixelworks, Inc.*	88,197	425,110
PLX Technology, Inc.*	113,900	749,462
Rubicon Technology, Inc.*+	37,000	368,150
Sigma Designs, Inc.*	165,000	778,800
STR Holdings, Inc.*	200,000	314,000
Supertex, Inc.*	25,519	639,251
Ultra Clean Holdings, Inc.*	118,377	1,187,321
Vitesse Semiconductor Corp.*	191,000	557,720

		14,521,699

Software - 2.04%
American Software, Inc., Class A	60,700	599,109
Bsquare Corp.*	9,500	34,010
Callidus Software, Inc.*	113,100	1,552,863
Cinedigm Corp.*	231,300	467,226
Digimarc Corp.	23,100	444,906
Exa Corp.*	29,000	384,540
FalconStor Software, Inc.*	100,000	135,000
Globalscape, Inc.	81,700	190,361
Glu Mobile, Inc.*	210,500	818,845
GSE Systems, Inc.*	88,925	142,280
Guidance Software, Inc.*	77,857	786,356
QAD, Inc., Class A	33,000	582,780
QAD, Inc., Class B	8,250	132,165
Rosetta Stone, Inc.*	41,400	505,908
Smith Micro Software, Inc.*	125,400	185,592
TeleCommunication Systems, Inc., Class A*	180,834	419,535
Telenav, Inc.*	110,000	724,900

35	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Software (continued)
Vringo, Inc.*+	150,000	$444,000

		8,550,376

Specialty Retail - 1.90%
Big 5 Sporting Goods Corp.	14,200	281,444
Body Central Corp.*	51,839	204,246
Books-A-Million, Inc.*	71,950	166,204
Build-A-Bear Workshop, Inc.*	59,500	449,225
Cache, Inc.*	58,437	317,313
Citi Trends, Inc.*	37,100	630,700
Destination XL Group, Inc.*+	54,600	358,722
MarineMax, Inc.*	30,500	490,440
New York & Co., Inc.*	128,600	561,982
Pacific Sunwear of California, Inc.*	218,749	730,622
Trans World Entertainment Corp.*	62,903	278,031
TravelCenters of America LLC*	120,200	1,170,748
West Marine, Inc.*	72,200	1,027,406
Zale Corp.*	80,200	1,264,754

		7,931,837

Textiles, Apparel & Luxury Goods - 1.01%
American Apparel, Inc.*+	355,350	437,081
Charles & Colvard, Ltd.*	120,900	610,545
Cherokee, Inc.	21,200	292,560
Culp, Inc.	51,016	1,043,277
Delta Apparel, Inc.*	23,000	390,540
DGSE Cos., Inc.*+	48,800	108,824
Lakeland Industries, Inc.*	13,300	70,490
R.G. Barry Corp.	27,600	532,680
Rocky Brands, Inc.	52,200	760,554

		4,246,551

Thrifts & Mortgage Finance - 5.98%
Alliance Bancorp, Inc. of Pennsylvania	22,000	335,060
ASB Bancorp, Inc.*+	21,000	362,250
Banc of California, Inc.	56,200	753,642
Bank Mutual Corp.	129,000	904,290
BankFinancial Corp.	76,279	698,716
Camco Financial Corp.*	58,554	391,141
Cape Bancorp, Inc.	42,102	427,756
Chicopee Bancorp, Inc.	26,500	461,365
Eagle Bancorp Montana, Inc.	6,289	69,053
ESB Financial Corp.	35,278	500,948
ESSA Bancorp, Inc.	61,900	715,564
Federal Agricultural Mortgage Corp., Class C	24,200	828,850

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
First Defiance Financial Corp.	44,900	$1,166,053
First Financial Northwest, Inc.	61,600	638,792
Fox Chase Bancorp, Inc.	14,133	245,632
Franklin Financial Corp.*	39,600	783,288
Guaranty Federal Bancshares, Inc.*	20,856	225,453
Hampden Bancorp, Inc.	33,500	549,735
Heritage Financial Group, Inc.	41,900	806,575
HF Financial Corp.	12,000	155,400
Hingham Institution for Savings	2,500	196,225
HMN Financial, Inc.*	25,000	262,750
Home Bancorp, Inc.*	48,000	904,800
HomeStreet, Inc.	40,000	800,000
Jefferson Bancshares, Inc. Tn*	10,000	63,000
Lake Shore Bancorp, Inc.	12,150	149,445
Louisiana Bancorp, Inc.*+	19,000	345,230
Meta Financial Group, Inc.	17,155	691,861
Naugatuck Valley Financial Corp.*	28,501	202,927
New Hampshire Thrift Bancshares, Inc.	18,100	276,025
Northeast Community Bancorp, Inc.	55,658	401,851
Ocean Shore Holding Co.	32,100	438,486
OceanFirst Financial Corp.	45,000	770,850
Oneida Financial Corp.+	34,200	434,340
Provident Financial Holdings, Inc.	63,617	954,255
Pulaski Financial Corp.	43,500	489,810
Riverview Bancorp, Inc.*	67,406	195,477
Security National Financial Corp., Class A*	70,000	337,400
SI Financial Group, Inc.	34,276	413,026
Simplicity Bancorp, Inc.	55,114	890,642
Teche Holding Co.	14,440	720,267
Territorial Bancorp, Inc.	22,300	517,360
TF Financial Corp.	13,241	367,967
Timberland Bancorp, Inc.	24,222	233,016
Tree.com, Inc.*	39,700	1,303,748
United Community Bancorp	6,200	70,680
United Community Financial Corp.*	137,800	491,946
United Financial Bancorp, Inc.	1,368	25,842
Waterstone Financial, Inc.*	43,355	481,240
Wayne Savings Bancshares, Inc.+	7,800	84,630

www.bridgeway.com	36

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Westfield Financial, Inc.		64,100	$ 478,186

			25,012,845

Trading Companies & Distributors - 0.62%
BlueLinx Holdings, Inc.*		356,221	694,631
General Finance Corp.*+		60,000	361,800
Houston Wire & Cable Co.		52,900	707,802
Lawson Products, Inc.*		32,400	396,900
Willis Lease Finance Corp.*		24,400	423,584

			2,584,717

Water Utilities - 0.44%
Artesian Resources Corp., Class A		16,330	374,774
York Water Co.		69,850	1,461,960

			1,836,734

Wireless Telecommunication Services - 0.21%
Boingo Wireless, Inc.*+		70,000	448,700
USA Mobility, Inc.		30,000	428,400

			877,100

TOTAL COMMON STOCKS - 98.49%			412,070,492

(Cost $257,635,472)

EXCHANGE TRADED FUND - 0.30%
iShares Micro-Cap ETF+		16,525	1,243,011

TOTAL EXCHANGE TRADED FUND - 0.30%			1,243,011

(Cost $442,002)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.41%
BlackRock FedFund	0.02%	5,916,037	5,916,037

TOTAL MONEY MARKET FUND - 1.41%			5,916,037

(Cost $5,916,037)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.64%
BNY Mellon Overnight Government Fund	0.01%	36,128,987	36,128,987

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.64%			36,128,987

(Cost $36,128,987)

Value
TOTAL INVESTMENTS - 108.84%	$455,358,527
(Cost $300,122,498)
Liabilities in Excess of Other Assets - (8.84%)	(36,966,404)

NET ASSETS - 100.00%	$418,392,123

*	Non-income producing security.
^	Rate disclosed as of December 31, 2013.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $33,849,702 at December 31, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements

Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$411,889,141	$—	$181,351	$412,070,492
Exchange Traded Fund	1,243,011	—	—	1,243,011
Money Market Fund	—	5,916,037	—	5,916,037
Investments Purchased with Cash Proceeds From Securities Lending	—	36,128,987	—	36,128,987

TOTAL	$413,132,152	$42,045,024	$181,351	$455,358,527

37	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2013	$—	$—
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)[1]	(20,417)	(20,417)
Transfers in2,3	201,768	201,768
Transfers out	—	—

Balance as of 12/31/2013	$181,351	$181,351

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2013[2]	$(20,417)	$(20,417)

[1]	Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]

Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

[3]	Transfer took place as a result of a trading halt.

See Notes to Financial Statements.

www.bridgeway.com	38

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)
(Unaudited)

December 31, 2013

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 8.91%, outperforming our primary market benchmark, the Russell 2000 Index (+8.72%). We are pleased with the results on an absolute and relative basis.

For the six-month “semi-annual” period, our Fund was up 19.19%, trailing the Russell 2000 Index (+19.82%). While it was a good six months in absolute terms, we are disappointed with our relative returns.

For the calendar year, our Fund appreciated 37.07%, underperforming the Russell 2000 Index (+38.82%).

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	Since Inception (5/28/10)

Small-Cap Momentum Fund	8.91%	19.19%	37.07%	18.56%
Russell 2000 Index	8.72%	19.82%	38.82%	18.60%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Small-Cap Momentum Fund ranked 365th of 718 small-cap core funds for the twelve month period ended December 31, 2013 and 259th of 625 such funds since inception in May, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

39	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/31/10 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: Price momentum helped relative returns for the quarter.

The Fund’s performance for the quarter was in line with its design objective. Our exposure to price momentum had a modest effect in an upward trending market. Sector weighting differences between the Fund and our primary market benchmark were minor, however, holdings within the Consumer Staples and Consumer Discretionary sectors positively contributed to performance.

Detailed Explanation of Calendar Year Performance

The Short Version: Price momentum was a plus in the 2013 calendar year. However, the lower risk stocks associated with our risk adjustment strategy had a negative impact in a year that favored high risk.

The Fund performed in line with its design objective for the 2013 calendar year. Our exposure to price momentum helped in an upward trending market. However, the risk-adjustment overlay which leads the fund into less volatile stocks during volatile periods of the market, ended up hurting the Fund. Overweighting and holdings in the high performing Consumer Discretionary sector helped our relative return. Holdings in the Information Technology and Health Care sectors hurt the Fund’s relative performance for the year.

www.bridgeway.com	40

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)
(Unaudited)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	NPS Pharmaceuticals, Inc.	Biotechnology	0.8%
2	Dreamworks Animation SKG, Inc.	Media	0.7%
3	Investors Bancorp, Inc.	Commercial Banks	0.7%
4	Webster Financial Corp.	Commercial Banks	0.7%
5	MGIC Investment Corp.	Thrifts & Mortgage Finance	0.7%
6	Buffalo Wild Wings, Inc.	Hotels, Restaurants & Leisure	0.7%
7	MarketAxess Holdings, Inc.	Diversified Financial Services	0.7%
8	MasTec, Inc.	Construction & Engineering	0.7%
9	Berry Plastics Group, Inc.	Containers & Packaging	0.7%
10	Corporate Executive Board Co. (The)	Professional Services	0.7%
	Total		7.1%

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	20.0%	13.7%	6.3%
Consumer Staples	2.6%	3.8%	-1.2%
Energy	5.3%	5.5%	-0.2%
Financials	23.0%	22.8%	0.2%
Health Care	11.5%	13.2%	-1.7%
Industrials	14.5%	14.5%	0.0%
Information Technology	18.7%	17.8%	0.9%
Materials	3.2%	4.9%	-1.7%
Telecommunication Services	1.0%	0.8%	0.2%
Utilities	0.4%	3.0%	-2.6%
Cash & Other Assets	-0.2%	0.0%	-0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable or unfavorable) description of a holding applies only as of December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

41	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)
(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	42

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.09%
Aerospace & Defense - 1.12%
AAR Corp.	600	$16,806
Astronics Corp.*	250	12,750
GenCorp, Inc.*+	900	16,218
Kratos Defense & Security Solutions, Inc.*	850	6,528
Taser International, Inc.*	800	12,704

		65,006

Air Freight & Logistics - 0.64%
Air Transport Services Group, Inc.*	950	7,686
Pacer International, Inc.*	500	4,130
UTi Worldwide, Inc.	1,450	25,462

		37,278

Airlines - 0.51%
Allegiant Travel Co.	280	29,523

Auto Components - 1.98%
American Axle & Manufacturing Holdings, Inc.*	1,080	22,086
Cooper-Standard Holding, Inc.*+	200	9,822
Dorman Products, Inc.*	450	25,232
Drew Industries, Inc.	350	17,920
Modine Manufacturing Co.*	700	8,974
Remy International, Inc.	500	11,660
Standard Motor Products, Inc.	350	12,880
Tower International, Inc.*	300	6,420

		114,994

Beverages - 0.08%
Craft Brew Alliance, Inc.*	300	4,926

Biotechnology - 3.12%
ACADIA Pharmaceuticals, Inc.*+	1,350	33,737
Celldex Therapeutics, Inc.*	1,250	30,263
Galectin Therapeutics, Inc.*	250	2,020
Ligand Pharmaceuticals, Inc., Class B*	300	15,780
Momenta Pharmaceuticals, Inc.*	780	13,790
NanoViricides, Inc.*+	800	3,840
NPS Pharmaceuticals, Inc.*	1,500	45,540
Prothena Corp. PLC*	350	9,282
Raptor Pharmaceutical Corp.*+	950	12,369
TESARO, Inc.*	530	14,967

		181,588

Industry Company	Shares	Value

Building Products - 0.90%
AAON, Inc.	550	$17,572
American Woodmark Corp.*	250	9,883
Masonite International Corp.*	310	18,600
PGT, Inc.*	650	6,578

		52,633

Capital Markets - 1.17%
Capital Southwest Corp.	250	8,718
Diamond Hill Investment Group, Inc.	50	5,917
FBR & Co.*	162	4,274
FXCM, Inc., Class A	550	9,812
GSV Capital Corp.*+	300	3,627
Hercules Technology Growth Capital, Inc.	900	14,760
TCP Capital Corp.	500	8,390
Triangle Capital Corp.	450	12,442

		67,940

Chemicals - 0.81%
Advanced Emissions Solutions, Inc.*	150	8,134
American Pacific Corp.*	100	3,726
Chase Corp.	150	5,295
Ferro Corp.*	1,350	17,321
FutureFuel Corp.	650	10,270
Penford Corp.*	200	2,570

		47,316

Commercial Banks - 12.26%
Ameris Bancorp*	400	8,444
BancFirst Corp.	250	14,015
Bancorp, Inc. (The)*	550	9,850
BancorpSouth, Inc.	1,300	33,046
Bank of Kentucky Financial Corp.	100	3,690
BBCN Bancorp, Inc.	1,250	20,738
BCB Bancorp, Inc.	150	2,018
BNC Bancorp	350	5,999
Bridge Bancorp, Inc.	150	3,900
C&F Financial Corp.	50	2,284
Capital Bank Financial Corp.*	850	19,338
Central Valley Community Bancorp	150	1,688
Community Bank System, Inc.	600	23,808
CU Bancorp*	150	2,622
Customers Bancorp, Inc.*	320	6,547

43	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
First Business Financial Services, Inc.	50	$1,882
First Financial Bankshares, Inc.+	500	33,160
First Financial Holdings, Inc.	400	26,604
First Interstate Bancsystem, Inc.	650	18,441
First of Long Island Corp. (The)	150	6,430
Glacier Bancorp, Inc.	1,150	34,258
Hanmi Financial Corp.	440	9,632
Home BancShares, Inc.	900	33,615
HomeTrust Bancshares, Inc.*	300	4,797
International Bancshares Corp.	1,000	26,390
Intervest Bancshares Corp.*	300	2,253
Investors Bancorp, Inc.	1,650	42,207
LCNB Corp.	100	1,787
MB Financial, Inc.	850	27,276
Mercantile Bank Corp.	150	3,237
Monarch Financial Holdings, Inc.	150	1,846
National Bank Holdings Corp., Class A	680	14,552
OFG Bancorp+	650	11,271
Old Line Bancshares, Inc.	100	1,450
Pacific Continental Corp.	300	4,782
PrivateBancorp, Inc.	1,150	33,270
Renasant Corp.	500	15,730
Sierra Bancorp	200	3,218
Southside Bancshares, Inc.	262	7,163
Suffolk Bancorp*	200	4,160
Sun Bancorp, Inc.*	1,300	4,576
Texas Capital Bancshares, Inc.*	600	37,320
Tompkins Financial Corp.	250	12,848
Trico Bancshares	250	7,092
Umpqua Holdings Corp.+	1,630	31,198
United Community Banks, Inc.*	950	16,862
Webster Financial Corp.	1,340	41,781
Western Alliance Bancorp*	1,290	30,779
Yadkin Financial Corp.*	200	3,408

		713,262

Commercial Services & Supplies - 2.16%
ARC Document Solutions, Inc.*	750	6,165

Industry Company	Shares	Value

Commercial Services & Supplies (continued)
Casella Waste Systems, Inc., Class A*	600	$3,480
Consolidated Graphics, Inc.*	150	10,116
Courier Corp.	200	3,618
Ennis, Inc.	400	7,080
Mobile Mini, Inc.*	725	29,856
Performant Financial Corp.*	750	7,725
Portfolio Recovery Associates, Inc.*	700	36,988
Quad/Graphics, Inc.	750	20,422

		125,450

Communications Equipment - 0.57%
Alliance Fiber Optic Products, Inc.+	250	3,762
CalAmp Corp.*	550	15,384
Clearfield, Inc.*	200	4,048
Tessco Technologies, Inc.	150	6,048
Westell Technologies, Inc., Class A*	900	3,645

		32,887

Computers & Peripherals - 0.53%
Dot Hill Systems Corp.*	850	2,865
Electronics for Imaging, Inc.*	725	28,079

		30,944

Construction & Engineering - 1.02%
Dycom Industries, Inc.*	500	13,895
Furmanite Corp.*	600	6,372
MasTec, Inc.*	1,200	39,264

		59,531

Construction Materials - 0.11%
United States Lime & Minerals, Inc.*	100	6,117

Consumer Finance - 1.28%
Encore Capital Group, Inc.*	400	20,104
Green Dot Corp., Class A*	550	13,832
Nelnet, Inc., Class A	725	30,552
Nicholas Financial, Inc.	200	3,148
Regional Management Corp.*	200	6,786

		74,422

Containers & Packaging - 1.31%
Berry Plastics Group, Inc.*	1,650	39,253

www.bridgeway.com	44

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Containers & Packaging (continued)
Greif, Inc.	700	$36,680

		75,933

Distributors - 0.36%
Core-Mark Holding Co., Inc.	200	15,186
VOXX International Corp.*	350	5,845

		21,031

Diversified Consumer Services - 1.64%
Ascent Capital Group, Inc., Class A*	200	17,112
Bridgepoint Education, Inc.*	681	12,061
Capella Education Co.	200	13,288
Collectors Universe, Inc.	150	2,572
Education Management Corp.*	1,950	19,676
Grand Canyon Education, Inc.*	700	30,520

		95,229

Diversified Financial Services - 1.11%
Gain Capital Holdings, Inc.	650	4,881
Interactive Brokers Group, Inc., Class A	800	19,472
MarketAxess Holdings, Inc.	600	40,122

		64,475

Diversified Telecommunication Services - 1.00%
8X8, Inc.*	1,300	13,208
Cogent Communications Group, Inc.	650	26,267
IDT Corp., Class B	350	6,254
Inteliquent, Inc.	450	5,139
Lumos Networks Corp.	350	7,350

		58,218

Electrical Equipment - 0.79%
Capstone Turbine Corp.*	4,800	6,192
Polypore International, Inc.*+	700	27,230
Power Solutions International, Inc.*	150	11,265
SL Industries, Inc.	50	1,355

		46,042

Electronic Equipment, Instruments & Components - 1.44%
Agilysys, Inc.*	300	4,176
Benchmark Electronics, Inc.*	850	19,618
CTS Corp.	500	9,955
Methode Electronics, Inc.	450	15,385
NAPCO Security Technologies, Inc.*	300	1,884

Industry Company	Shares	Value

Electronic Equipment, Instruments & Components (continued)
OSI Systems, Inc.*	300	$15,933
Research Frontiers, Inc.*	350	2,023
Speed Commerce, Inc.*	850	3,970
TTM Technologies, Inc.*	1,250	10,725

		83,669

Energy Equipment & Services - 1.64%
Era Group, Inc.*	300	9,258
Hornbeck Offshore Services, Inc.*	570	28,061
Natural Gas Services Group, Inc.*	200	5,514
SEACOR Holdings, Inc.*	300	27,360
Tesco Corp.*	500	9,890
TETRA Technologies, Inc.*	1,250	15,450

		95,533

Food & Staples Retailing - 1.69%
Andersons, Inc. (The)	275	24,522
Arden Group, Inc., Class A	40	5,060
Chefs’ Warehouse, Inc. (The)*	340	9,914
Natural Grocers by Vitamin Cottage, Inc.*+	350	14,858
Roundy’s, Inc.	700	6,902
Spartan Stores, Inc.	560	13,597
Weis Markets, Inc.	450	23,652

		98,505

Food Products - 0.30%
Annie’s, Inc.*	250	10,760
Inventure Foods, Inc.*	300	3,978
Liberator Medical Holdings, Inc.	650	2,710

		17,448

Health Care Equipment & Supplies - 3.86%
ABIOMED, Inc.*	600	16,044
Anika Therapeutics, Inc.*	250	9,540
Biolase, Inc.*	2	6
Cyberonics, Inc.*	450	29,480
Derma Sciences, Inc.*	300	3,246
DexCom, Inc.*	1,000	35,410
Globus Medical, Inc.*	1,350	27,243
Greatbatch, Inc.*	400	17,696
Insulet Corp.*	790	29,309
LeMaitre Vascular, Inc.	250	2,002
NuVasive, Inc.*	700	22,631
Quidel Corp.*	450	13,900
Staar Surgical Co.*	500	8,095

45	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Zeltiq Aesthetics, Inc.*	530	$10,022

		224,624

Health Care Providers & Services - 2.84%
Acadia Healthcare Co., Inc.*	760	35,971
Addus HomeCare Corp.*	175	3,929
Alliance HealthCare Services, Inc.*	150	3,711
Corvel Corp.*	300	14,010
Ensign Group, Inc. (The)	350	15,494
ExamWorks Group, Inc.*	550	16,428
IPC The Hospitalist Co., Inc.*	250	14,848
Magellan Health Services, Inc.*	450	26,960
MWI Veterinary Supply, Inc.*	200	34,118

		165,469

Health Care Technology - 0.22%
Omnicell, Inc.*	500	12,765

Hotels, Restaurants & Leisure - 5.67%
AFC Enterprises, Inc.*	350	13,475
Biglari Holdings, Inc.*	25	12,666
Buffalo Wild Wings, Inc.*	275	40,480
CEC Entertainment, Inc.	250	11,070
Century Casinos, Inc.*	350	1,824
Cheesecake Factory, Inc. (The)	775	37,409
Chuy’s Holdings, Inc.*	250	9,005
Cracker Barrel Old Country Store, Inc.	345	37,974
Famous Dave’s of America, Inc.*	100	1,830
Fiesta Restaurant Group, Inc.*	400	20,896
Jack in the Box, Inc.*	600	30,012
Kona Grill, Inc.*	150	2,778
Krispy Kreme Doughnuts, Inc.*	1,000	19,290
Red Robin Gourmet Burgers, Inc.*	225	16,546
Ruth’s Hospitality Group, Inc.	550	7,816
Scientific Games Corp., Class A*	1,350	22,855
Sonic Corp.*	800	16,152
Texas Roadhouse, Inc.	1,000	27,800

		329,878

Household Durables - 0.75%
Dixie Group, Inc. (The)*	200	2,640
La-Z-Boy, Inc.	800	24,800

Industry Company	Shares	Value

Household Durables (continued)
Libbey, Inc.*	325	$6,825
Universal Electronics, Inc.*	250	9,527

		43,792

Household Products - 0.06%
Orchids Paper Products Co.	100	3,284

Independent Power Producers & Energy Traders - 0.29%
Ormat Technologies, Inc.	630	17,142

Insurance - 2.31%
American Equity Investment Life Holding Co.	950	25,061
Argo Group International Holdings, Ltd.	400	18,596
FBL Financial Group, Inc., Class A	375	16,796
Independence Holding Co.	300	4,047
Platinum Underwriters Holdings, Ltd.	425	26,044
Symetra Financial Corp.	1,750	33,180
United Insurance Holdings Corp.	250	3,520
Universal Insurance Holdings, Inc.	500	7,240

		134,484

Internet & Catalog Retail - 0.39%
1-800-Flowers.com, Inc., Class A*	950	5,140
Gaiam, Inc., Class A*	350	2,317
Orbitz Worldwide, Inc.*	1,550	11,129
ValueVision Media, Inc., Class A*	600	4,194

		22,780

Internet Software & Services - 5.41%
Autobytel, Inc.*	150	2,270
Blucora, Inc.*	590	17,204
Carbonite, Inc.*	400	4,732
comScore, Inc.*	550	15,735
Cornerstone OnDemand, Inc.*	700	37,338
Dealertrack Technologies, Inc.*	600	28,848
eGain Corp.*	400	4,096
Envestnet, Inc.*	500	20,150
j2 Global, Inc.	720	36,007
Marchex, Inc., Class B	600	5,190
Move, Inc.*	600	9,594
Perficient, Inc.*	500	11,710
QuinStreet, Inc.*	650	5,648
Reis, Inc.*	100	1,923

www.bridgeway.com	46

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet Software & Services (continued)
Responsys, Inc.*	670	$18,365
SPS Commerce, Inc.*	250	16,325
United Online, Inc.*	192	2,642
VistaPrint NV*	500	28,425
Web.com Group, Inc.*	740	23,525
WebMD Health Corp.*	640	25,280

		315,007

IT Services - 3.75%
Acxiom Corp.*	900	33,282
Cardtronics, Inc.*	700	30,415
Cass Information Systems, Inc.	200	13,470
EPAM Systems, Inc.*	750	26,205
Hackett Group, Inc. (The)	450	2,794
Heartland Payment Systems, Inc.	540	26,914
Information Services Group, Inc.*	600	2,544
MoneyGram International, Inc.*	900	18,702
Pfsweb, Inc.*	250	2,268
Sapient Corp.*	1,900	32,984
ServiceSource International, Inc.*	1,250	10,475
TeleTech Holdings, Inc.*	750	17,955

		218,008

Leisure Equipment & Products - 0.20%
Escalade, Inc.	200	2,354
Johnson Outdoors, Inc., Class A	150	4,043
Marine Products Corp.	500	5,025

		11,422

Life Sciences Tools & Services - 0.49%
Accelerate Diagnostics, Inc.*+	650	7,930
Cambrex Corp.*	450	8,024
Luminex Corp.*	650	12,610

		28,564

Machinery - 2.96%
Alamo Group, Inc.	200	12,138
Albany International Corp., Class A	500	17,965
CIRCOR International, Inc.	250	20,195
Columbus McKinnon Corp.*	300	8,142
Dynamic Materials Corp.	200	4,348
Federal Signal Corp.*	950	13,918
Graham Corp.	150	5,443
Greenbrier Cos., Inc. (The)*	400	13,136

Industry Company	Shares	Value

Machinery (continued)
Hyster-Yale Materials Handling, Inc.	250	$23,290
Mueller Water Products, Inc., Class A	2,330	21,832
NN, Inc.	250	5,048
Proto Labs, Inc.*	375	26,692

		172,147

Marine - 0.24%
Baltic Trading, Ltd.	900	5,796
Ultrapetrol Bahamas, Ltd.*	2,200	8,228

		14,024

Media - 4.32%
A.H. Belo Corp., Class A	350	2,614
Beasley Broadcasting Group, Inc., Class A	350	3,055
Crown Media Holdings, Inc., Class A*	5,300	18,709
Cumulus Media, Inc., Class A*	2,990	23,113
DreamWorks Animation SKG, Inc., Class A*	1,200	42,600
E.W. Scripps Co., Class A (The)*	790	17,159
Entravision Communications Corp., Class A	1,300	7,917
LIN Media LLC, Class A*	790	22,681
Media General, Inc.*+	1,000	22,600
New York Times Co., Class A (The)	2,100	33,327
Nexstar Broadcasting Group, Inc., Class A	400	22,292
Scholastic Corp.	500	17,005
World Wrestling Entertainment, Inc., Class A	1,100	18,238

		251,310

Metals & Mining - 0.31%
Handy & Harman, Ltd.*	200	4,842
Horsehead Holding Corp.*	800	12,968

		17,810

Multiline Retail - 0.16%
Tuesday Morning Corp.*	600	9,576

Oil, Gas & Consumable Fuels - 3.67%
Carrizo Oil & Gas, Inc.*	600	26,862
Diamondback Energy, Inc.*	700	37,002
Equal Energy, Ltd.	550	2,937
Evolution Petroleum Corp.	450	5,553

47	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Gastar Exploration, Ltd.*	950	$6,574
Gran Tierra Energy, Inc.*	3,960	28,948
Green Plains Renewable Energy, Inc.	500	9,695
Matador Resources Co.*	1,050	19,572
PDC Energy, Inc.*	550	29,271
PrimeEnergy Corp.*	50	2,176
Rex Energy Corp.*	770	15,177
Sanchez Energy Corp.*+	750	18,382
Synergy Resources Corp.*	1,200	11,112

		213,261

Paper & Forest Products - 0.62%
KapStone Paper & Packaging Corp.*	650	36,309

Personal Products - 0.61%
Nature’s Sunshine Products, Inc.	250	4,330
Nutraceutical International Corp.*	150	4,017
Prestige Brands Holdings, Inc.*	750	26,850

		35,197

Pharmaceuticals - 1.22%
Akorn, Inc.*	1,500	36,945
Ampio Pharmaceuticals, Inc.*+	700	4,991
Lannett Co., Inc.*	540	17,874
Sagent Pharmaceuticals, Inc.*	440	11,167

		70,977

Professional Services - 2.40%
Corporate Executive Board Co. (The)	500	38,715
Corporate Resource Services, Inc.*+	2,500	6,575
Exponent, Inc.	200	15,488
Huron Consulting Group, Inc.*	350	21,952
ICF International, Inc.*	300	10,413
RPX Corp.*	750	12,675
VSE Corp.	100	4,801
WageWorks, Inc.*	490	29,126

		139,745

Real Estate Management & Development - 0.44%
Kennedy-Wilson Holdings, Inc.	1,150	25,588

Industry Company	Shares	Value

Road & Rail - 1.29%
Con-way, Inc.	900	$35,739
Marten Transport, Ltd.	500	10,095
Roadrunner Transportation Systems, Inc.*	600	16,170
Saia, Inc.*	400	12,820

		74,824

Semiconductors & Semiconductor Equipment - 2.34%
ATMI, Inc.*	500	15,105
Axcelis Technologies, Inc.*	1,600	3,904
Cavium, Inc.*	800	27,608
Diodes, Inc.*	620	14,607
GT Advanced Technologies, Inc.*+	2,000	17,440
Inphi Corp.*	450	5,805
Mattson Technology, Inc.*	950	2,603
MaxLinear, Inc., Class A*	550	5,736
Monolithic Power Systems, Inc.*	600	20,796
PDF Solutions, Inc.*	450	11,529
Photronics, Inc.*	950	8,579
Vitesse Semiconductor Corp.*	850	2,482

		136,194

Software - 4.70%
Actuate Corp.*	750	5,782
Advent Software, Inc.	800	27,992
Blackbaud, Inc.	700	26,355
Callidus Software, Inc.*	540	7,414
Datawatch Corp.*	100	3,401
Ellie Mae, Inc.*	400	10,748
Evolving Systems, Inc.	150	1,461
Exa Corp.*	200	2,652
Infoblox, Inc.*	800	26,416
Interactive Intelligence Group, Inc.*	300	20,208
Mentor Graphics Corp.	1,600	38,512
Monotype Imaging Holdings, Inc.	600	19,116
Net 1 UEPS Technologies, Inc.*	700	6,111
Park City Group, Inc.*	250	2,540
Pegasystems, Inc.	600	29,508
Proofpoint, Inc.*	550	18,244
PROS Holdings, Inc.*	390	15,561
Qualys, Inc.*	500	11,555

		273,576

www.bridgeway.com	48

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Specialty Retail - 2.00%
ANN, Inc.*	700	$25,592
Big 5 Sporting Goods Corp.	350	6,937
Brown Shoe Co., Inc.	590	16,603
Build-A-Bear Workshop, Inc.*	250	1,888
Conn’s, Inc.*	375	29,546
Kirkland’s, Inc.*	250	5,917
Monro Muffler Brake, Inc.	500	28,180
Trans World Entertainment Corp.*	400	1,768

		116,431

Textiles, Apparel & Luxury Goods - 2.13%
G-III Apparel Group, Ltd.*	300	22,137
Iconix Brand Group, Inc.*	810	32,157
Skechers U.S.A., Inc., Class A*	750	24,847
Steven Madden, Ltd.*	1,000	36,590
Unifi, Inc.*	300	8,172

		123,903

Thrifts & Mortgage Finance - 3.75%
Astoria Financial Corp.	1,550	21,436
Bank Mutual Corp.	750	5,258
BankFinancial Corp.	350	3,206
BofI Holding, Inc.*	200	15,686
First Financial Northwest, Inc.	250	2,592
MGIC Investment Corp.*	4,850	40,934
New Hampshire Thrift Bancshares, Inc.	150	2,287
Northfield Bancorp, Inc.	900	11,880
Northwest Bancshares, Inc.	1,400	20,692
OceanFirst Financial Corp.	250	4,282
Radian Group, Inc.	2,550	36,006
Southern Missouri Bancorp, Inc.	50	1,664
Tree.com, Inc.*	150	4,926
Washington Federal, Inc.	1,520	35,401
WSFS Financial Corp.	150	11,630

		217,880

Trading Companies & Distributors - 1.09%
Aceto Corp.	400	10,004
Aircastle, Ltd.	1,170	22,417
General Finance Corp.*	400	2,412
TAL International Group, Inc.+	500	28,675

		63,508

Industry Company		Shares	Value

Water Utilities - 0.06%
Consolidated Water Co., Ltd.		250	$3,525

TOTAL COMMON STOCKS - 100.09%			5,822,904

(Cost $5,143,090)

EXCHANGE TRADED FUND - 0.06%
iShares Russell 2000 ETF		30	3,459

TOTAL EXCHANGE TRADED FUND - 0.06%			3,459

(Cost $3,466)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.06%
BlackRock FedFund	0.02%	3,639	3,639

TOTAL MONEY MARKET FUND - 0.06%			3,639

(Cost $3,639)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.45%
BNY Mellon Overnight Government Fund	0.01%	317,050	317,050

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.45%			317,050

(Cost $317,050)

TOTAL INVESTMENTS - 105.66%			$6,147,052
(Cost $5,467,245)
Liabilities in Excess of Other Assets - (5.66%)			(329,478)

NET ASSETS - 100.00%			$5,817,574

*	Non-income producing security.
^	Rate disclosed as of December 31, 2013.
+	This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $308,224 at December 31, 2013.

LLC - Limited Liability Company

PLC - Public Limited Company

49	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$5,822,904	$ —	$ —	$5,822,904
Exchange Traded Fund	3,459	—	—	3,459
Money Market Fund	—	3,639	—	3,639
Investments Purchased with Cash Proceeds From Securities Lending	—	317,050	—	317,050

TOTAL	$5,826,363	$320,689	$ —	$6,147,052

See Notes to Financial Statements.

www.bridgeway.com	50

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2013

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 6.11%, underperforming our primary market benchmark, the Russell 2000 Growth Index (+8.17%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+7.82%). It was a poor quarter on a relative basis.

For the six-month “semi-annual” period ending December 31, 2013, our Fund was up 19.52%, trailing our primary market benchmark, the Russell 2000 Growth Index (+22.02%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+21.69%).

For the calendar year, our Fund appreciated 48.52%, beating the Russell 2000 Growth Index (+43.30%), and the Lipper Small-Cap Growth Funds Index (+40.99%). It was a good year for the Fund, but we are still lagging in the longer five-year, ten-year, and inception-to-date periods.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	6.11%	19.52%	48.52%	16.08%	5.87%	6.05%
Russell 2000 Growth Index	8.17%	22.02%	43.30%	22.58%	9.41%	9.64%
Lipper Small-Cap Growth Funds Index	7.82%	21.69%	40.99%	22.20%	8.27%	8.43%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Small-Cap Growth Fund ranked 62nd of 513 small-cap growth funds for the twelve month period ended December 31, 2013, 390th of 400 over the last five years, 255th of 264 over the last ten years, and 255th of 262 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

51	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: Our value themed models performed poorly for the quarter inside the growth stock universe of the Fund. Stock selection in the Healthcare and Consumer Discretionary sectors hurt relative returns the most.

Stocks selected by the diversifying value themed models, comprising approximately 25% of the Fund’s net assets, underperformed for the quarter with an average return of 3.1% versus the Russell 2000 Growth Index’s return of 8.2%. Overexposure to volatile stocks weighed down relative returns by approximately one percent. Holdings in the Healthcare and Consumer Discretionary sectors also negatively impacted the Fund.

Detailed Explanation of Calendar Year Performance

The Short Version: A higher concentration of stocks with a smaller market-cap relative to the benchmark contributed to the Fund’s outperformance for the calendar year.

The Fund’s representation in smaller stocks relative to the benchmark contributed to the Fund’s outperformance for the calendar year. Stock selection in the Consumer Discretionary and Industrial sectors was stellar in conjunction with higher weightings in these sectors relative to the benchmark. Seven of the top ten stocks that contributed to return came from the Consumer Discretionary and Industrial sectors.

www.bridgeway.com	52

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Cray, Inc.	Computers & Peripherals	1.8%
2	Ubiquiti Networks, Inc.	Communications Equipment	1.7%
3	Netscout Systems, Inc.	Software	1.6%
4	Insperity, Inc.	Professional Services	1.6%
5	Igate Corp.	IT Services	1.6%
6	Barrett Business Services, Inc.	Professional Services	1.6%
7	Yelp, Inc.	Internet Software & Services	1.6%
8	DXP Enterprises, Inc.	Trading Companies & Distributors	1.6%
9	Syntel, Inc.	IT Services	1.6%
10	Heartland Payment Systems, Inc.	IT Services	1.6%
	Total		16.3%

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	23.2%	16.2%	7.0%
Consumer Staples	8.2%	4.6%	3.6%
Energy	3.3%	5.7%	-2.4%
Financials	4.8%	7.8%	-3.0%
Health Care	12.1%	20.3%	-8.2%
Industrials	25.9%	18.0%	7.9%
Information Technology	18.4%	21.5%	-3.1%
Materials	3.6%	4.8%	-1.2%
Telecommunication Services	0.0%	0.8%	-0.8%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	0.5%	0.0%	0.5%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

53	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	54

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.67%
Aerospace & Defense - 1.21%
HEICO Corp.	7,500	$434,625

Airlines - 1.45%
Republic Airways Holdings, Inc.*	17,700	189,213
SkyWest, Inc.	22,400	332,192

		521,405

Automobiles - 1.18%
Winnebago Industries, Inc.*	15,500	425,475

Beverages - 0.35%
Coca-Cola Bottling Co. Consolidated	1,700	124,423

Biotechnology - 2.02%
PDL BioPharma, Inc.+	63,700	537,628
Synta Pharmaceuticals Corp.*+	35,900	188,116

		725,744

Building Products - 1.16%
American Woodmark Corp.*	10,600	419,018

Capital Markets - 2.46%
GAMCO Investors, Inc., Class A	5,900	513,123
Greenhill & Co., Inc.	6,400	370,816

		883,939

Chemicals - 2.57%
Ferro Corp.*	41,300	529,879
Landec Corp.*	32,600	395,112

		924,991

Commercial Services & Supplies - 1.35%
Ceco Environmental Corp.	30,000	485,100

Communications Equipment - 3.05%
InterDigital, Inc.	15,900	468,891
Ubiquiti Networks, Inc.*+	13,700	629,652

		1,098,543

Computers & Peripherals - 3.10%
Cray, Inc.*	23,400	642,564
Electronics for Imaging, Inc.*	12,200	472,506

		1,115,070

Construction Materials - 1.49%
Headwaters, Inc.*	54,900	537,471

Consumer Finance - 1.25%
Credit Acceptance Corp.*	2,800	363,972

Industry Company	Shares	Value

Consumer Finance (continued)
First Cash Financial Services, Inc.*	1,400	$86,576

		450,548

Containers & Packaging - 0.45%
AEP Industries, Inc.*	3,100	163,773

Diversified Consumer Services - 2.66%
Grand Canyon Education, Inc.*	11,200	488,320
K12, Inc.*	21,500	467,625

		955,945

Diversified Financial Services - 1.45%
MarketAxess Holdings, Inc.	7,800	521,586

Diversified Telecommunication Services - 2.33%
Fairpoint Communications, Inc.*+	29,700	335,907
General Communication, Inc., Class A*	45,000	501,750

		837,657

Electrical Equipment - 0.27%
AZZ, Inc.	2,000	97,720

Energy Equipment & Services - 0.38%
Global Geophysical Services, Inc.*	84,400	135,884

Food & Staples Retailing - 1.53%
Roundy’s, Inc.	56,000	552,160

Food Products - 1.50%
Pilgrim’s Pride Corp.*	33,200	539,500

Health Care Equipment & Supplies - 1.24%
Masimo Corp.*	3,300	96,459
Medical Action Industries, Inc.*	40,900	350,104

		446,563

Health Care Providers & Services - 11.43%
Addus HomeCare Corp.*	17,500	392,875
Alliance HealthCare Services, Inc.*	22,100	546,754
AMN Healthcare Services, Inc.*	32,700	480,690
Amsurg Corp.*	8,500	390,320
Bio-Reference Labs, Inc.*+	15,500	395,870
Centene Corp.*	6,300	371,385
HealthSouth Corp.	13,900	463,148
MWI Veterinary Supply, Inc.*	3,200	545,888

55	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Providence Service Corp. (The)*	20,500	$527,260

		4,114,190

Hotels, Restaurants & Leisure - 3.35%
CEC Entertainment, Inc.	11,900	526,932
Cracker Barrel Old Country Store, Inc.	1,900	209,133
Texas Roadhouse, Inc.	16,900	469,820

		1,205,885

Household Durables - 1.30%
Blyth, Inc.+	14,300	155,584
Ryland Group, Inc. (The)	7,200	312,552

		468,136

Insurance - 0.11%
Crawford & Co., Class B	4,300	39,732

Internet & Catalog Retail - 1.76%
Orbitz Worldwide, Inc.*	18,800	134,984
Overstock.com, Inc.*+	16,200	498,798

		633,782

Internet Software & Services - 3.75%
Constant Contact, Inc.*	4,700	146,029
eGain Corp.*	12,800	131,072
j2 Global, Inc.	7,400	370,074
Move, Inc.*	8,700	139,113
Yelp, Inc.*	8,200	565,390

		1,351,678

IT Services - 6.57%
Euronet Worldwide, Inc.*	11,000	526,350
Heartland Payment Systems, Inc.	11,300	563,192
iGATE Corp.*	14,300	574,288
Lionbridge Technologies, Inc.*	23,200	138,272
Syntel, Inc.	6,200	563,890

		2,365,992

Leisure Equipment & Products - 2.97%
Smith & Wesson Holding Corp.*+	40,300	543,647
Sturm Ruger & Co., Inc.+	7,200	526,248

		1,069,895

Life Sciences Tools & Services - 1.51%
PAREXEL International Corp.*	12,000	542,160

Industry Company	Shares	Value

Machinery - 2.74%
Federal Signal Corp.*	24,300	$355,995
Middleby Corp. (The)*	2,100	503,937
Xerium Technologies, Inc.*	7,700	126,973

		986,905

Media - 1.77%
Loral Space & Communications, Inc.*	1,300	105,274
Sinclair Broadcast Group, Inc., Class A	14,900	532,377

		637,651

Oil, Gas & Consumable Fuels - 1.39%
Adams Resources & Energy, Inc.	7,300	500,050

Paper & Forest Products - 1.47%
KapStone Paper & Packaging Corp.*	9,500	530,670

Personal Products - 1.51%
USANA Health Sciences, Inc.*+	7,200	544,176

Pharmaceuticals - 2.62%
Impax Laboratories, Inc.*	22,400	563,136
Questcor Pharmaceuticals, Inc.+	7,000	381,150

		944,286

Professional Services - 4.71%
Barrett Business Services, Inc.	6,100	565,714
Insperity, Inc.	16,000	578,080
TrueBlue, Inc.*	21,400	551,692

		1,695,486

Real Estate Investment Trusts (REITs) - 0.38%
Saul Centers, Inc.	2,900	138,417

Road & Rail - 2.67%
Avis Budget Group, Inc.*	12,200	493,124
Old Dominion Freight Line, Inc.*	2,200	116,644
Saia, Inc.*	10,950	350,948

		960,716

Semiconductors & Semiconductor Equipment - 1.56%
SunPower Corp.*+	18,800	560,428

Software - 3.95%
AVG Technologies NV*	19,600	337,316

www.bridgeway.com	56

Bridgeway Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Software (continued)
Manhattan Associates, Inc.*		4,300	$505,164
Netscout Systems, Inc.*		19,600	579,964

			1,422,444

Specialty Retail - 4.61%
Genesco, Inc.*		5,000	365,300
Jos. A. Bank Clothiers, Inc.*		8,500	465,205
Lithia Motors, Inc., Class A		7,400	513,708
Pier 1 Imports, Inc.		4,200	96,936
Sears Hometown & Outlet Stores, Inc.*		8,500	216,750

			1,657,899

Trading Companies & Distributors - 3.09%
DXP Enterprises, Inc.*		4,900	564,480
Watsco, Inc.		5,700	547,542

			1,112,022

TOTAL COMMON STOCKS - 99.67%			35,879,740

(Cost $27,979,613)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.84%
BlackRock FedFund	0.02%	304,082	304,082

TOTAL MONEY MARKET FUND - 0.84%			304,082

(Cost $304,082)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.41%
BNY Mellon Overnight Government Fund	0.01%	4,825,401	4,825,401

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.41%			4,825,401

(Cost $4,825,401)

TOTAL INVESTMENTS - 113.92% (Cost $33,109,096)			$41,009,223
Liabilities in Excess of Other Assets - (13.92%)			(5,012,201)

NET ASSETS - 100.00%			$35,997,022

*     Non-income producing security.

^    Rate disclosed as of December 31, 2013.

+    This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $4,717,205 at December 31, 2013.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,879,740	$—	$—	$35,879,740
Money Market Fund	—	304,082	—	304,082
Investments Purchased with Cash Proceeds From Securities Lending	—	4,825,401	—	4,825,401

TOTAL	$35,879,740	$5,129,483	$—	$41,009,223

See Notes to Financial Statements.

57	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2013

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 10.39%, outperforming our primary market benchmark, the Russell 2000 Value Index (+9.30%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+9.75%). We are pleased with the results on an absolute and relative basis.

For the six-month “semi-annual” period ending December 31, 2013, our Fund returned 17.17%, trailing our primary market benchmark, the Russell 2000 Value Index (+17.60%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+18.55%).

For the calendar year, our Fund appreciated 39.72%, beating the Russell 2000 Value Index (+34.52%), and the Lipper Small-Cap Value Funds Index (+35.26%). We are now leading our primary market benchmark in the long five- and ten-year periods, but are still lagging our peer benchmark in the ten-year and inception-to-date periods.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	10.39%	17.17%	39.72%	20.38%	8.76%	8.89%
Russell 2000 Value Index	9.30%	17.60%	34.52%	17.64%	8.61%	9.24%
Lipper Small-Cap Value Funds Index	9.75%	18.55%	35.26%	20.00%	9.25%	9.94%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Small-Cap Value Fund ranked 72nd of 307 small-cap value funds for the twelve month period ended December 31, 2013, 93rd of 200 over the last five years, 79th of 123 over the last ten years, and 99th of 119 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	58

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: Exposure to deeper value stocks contributed to the Fund’s outperformance for the quarter.

Our exposure to deeper value stocks positively affected our performance. While the Fund’s sector allocation was closely aligned with that of our primary market benchmark, holdings within the Industrial and Financial sectors helped performance, accounting for over half the Fund’s outperformance. Five of the top ten stocks that contributed to returns came from those sectors.

Detailed Explanation of Calendar Year Performance

The Short Version: Exposure to deeper value stocks contributed to the Fund’s outperformance for the calendar year.

Consumer Discretionary and Industrial sector holdings were strong performers for the calendar year. Nine of the top ten stocks that contributed to returns came from those sectors. In addition, greater exposure to deeper value stocks played a role in the Fund’s outperformance for the calendar year, contributing 2.6% to relative return.

59	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	HCI Group, Inc.	Insurance	2.0%
2	Consolidated Graphics, Inc.	Commercial Services & Supplies	1.8%
3	Insight Enterprises, Inc.	Electronic Equipment, Instruments & Components	1.7%
4	Brown Shoe Co, Inc.	Specialty Retail	1.6%
5	Unisys Corp.	IT Services	1.6%
6	Kindred Healthcare, Inc.	Health Care Providers & Services	1.5%
7	Men’s Wearhouse, Inc. (The)	Health Care Providers & Services	1.4%
8	Plexus Corp.	Electronic Equipment, Instruments & Components	1.4%
9	Community Bank System, Inc.	Commercial Banks	1.4%
10	Cumulus Media, Inc.	Media	1.3%
	Total		15.7%

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	10.0%	10.6%	-0.6%
Consumer Staples	6.8%	2.7%	4.1%
Energy	9.7%	7.2%	2.5%
Financials	36.4%	39.2%	-2.8%
Health Care	8.1%	4.7%	3.4%
Industrials	11.9%	13.6%	-1.7%
Information Technology	11.4%	10.6%	0.8%
Materials	1.8%	4.7%	-2.9%
Telecommunication Services	1.0%	0.6%	0.4%
Utilities	0.8%	6.1%	-5.3%
Cash & Other Assets	2.1%	0.0%	2.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	60

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

61	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 97.96%
Aerospace & Defense - 1.03%
AAR Corp.	32,400	$907,524

Air Freight & Logistics - 0.50%
Pacer International, Inc.*	54,100	446,866

Airlines - 2.45%
Hawaiian Holdings, Inc.*	122,000	1,174,860
Republic Airways Holdings, Inc.*	93,200	996,308

		2,171,168

Biotechnology - 0.90%
PDL BioPharma, Inc.+	94,400	796,736

Capital Markets - 0.86%
Fifth Street Finance Corp.	82,700	764,975

Chemicals - 0.91%
Tredegar Corp.	27,900	803,799

Commercial Banks - 10.71%
Cathay General Bancorp	37,600	1,005,048
Community Bank System, Inc.	30,500	1,210,240
First Interstate Bancsystem, Inc.	32,700	927,699
International Bancshares Corp.	33,300	878,787
OFG Bancorp+	45,800	794,172
Susquehanna Bancshares, Inc.	6,400	82,176
Trustmark Corp.	34,800	934,032
UMB Financial Corp.	12,500	803,500
United Bankshares, Inc.+	28,700	902,615
Webster Financial Corp.	29,800	929,164
Wintrust Financial Corp.	21,900	1,010,028

		9,477,461

Commercial Services & Supplies - 1.77%
Consolidated Graphics, Inc.*	23,300	1,571,352

Communications Equipment - 1.12%
ShoreTel, Inc.*	106,600	989,248

Consumer Finance - 1.57%
Cash America International, Inc.	19,400	743,020
Nelnet, Inc., Class A	15,400	648,956

		1,391,976

Diversified Financial Services - 0.92%
PHH Corp.*	33,300	810,855

Industry Company	Shares	Value

Diversified Telecommunication Services - 0.97%
Cincinnati Bell, Inc.*	241,100	$858,316

Electronic Equipment, Instruments & Components - 4.21%
Insight Enterprises, Inc.*	67,400	1,530,654
Plexus Corp.*	28,000	1,212,120
Sanmina Corp.*	58,700	980,290

		3,723,064

Energy Equipment & Services - 3.57%
Bristow Group, Inc.	15,700	1,178,442
Exterran Holdings, Inc.*	34,500	1,179,900
Pioneer Energy Services Corp.*	100,500	805,005

		3,163,347

Food & Staples Retailing - 3.94%
Andersons, Inc. (The)	12,200	1,087,874
Pantry, Inc. (The)*	42,968	721,003
Spartan Stores, Inc.	35,500	861,940
Weis Markets, Inc.	15,600	819,936

		3,490,753

Food Products - 1.73%
Chiquita Brands International, Inc.*	70,800	828,360
Fresh Del Monte Produce, Inc.	24,800	701,840

		1,530,200

Health Care Providers & Services - 6.31%
Addus HomeCare Corp.*	35,400	794,730
Alliance HealthCare Services, Inc.*	30,100	744,674
AMN Healthcare Services, Inc.*	79,500	1,168,650
Kindred Healthcare, Inc.	67,600	1,334,424
Select Medical Holdings Corp.	97,900	1,136,619
Triple-S Management Corp., Class B*	21,000	408,240

		5,587,337

Hotels, Restaurants & Leisure - 0.94%
Red Robin Gourmet Burgers, Inc.*	11,300	831,002

Household Durables - 2.84%
La-Z-Boy, Inc.	23,300	722,300
Meritage Homes Corp.*	18,800	902,212
Ryland Group, Inc. (The)	20,400	885,564

		2,510,076

www.bridgeway.com	62

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Household Products - 1.09%
Harbinger Group, Inc.*	81,800	$969,330

Insurance - 12.01%
CNO Financial Group, Inc.	54,400	962,336
FBL Financial Group, Inc., Class A	12,000	537,480
First American Financial Corp.	32,500	916,500
HCI Group, Inc.+	32,500	1,738,750
Horace Mann Educators Corp.	28,100	886,274
OneBeacon Insurance Group, Ltd., Class A	60,220	952,680
Platinum Underwriters Holdings, Ltd.	17,200	1,054,016
RLI Corp.	10,300	1,003,014
Selective Insurance Group, Inc.	40,600	1,098,636
Stewart Information Services Corp.	18,500	596,995
Symetra Financial Corp.	46,500	881,640

		10,628,321

Internet Software & Services - 0.76%
EarthLink, Inc.	132,000	669,240

IT Services - 2.93%
CACI International, Inc.,
Class A*	15,800	1,156,876
Unisys Corp.*	42,900	1,440,153

		2,597,029

Life Sciences Tools & Services - 0.88%
Albany Molecular Research, Inc.*	77,200	778,176

Machinery - 1.20%
CIRCOR International, Inc.	13,100	1,058,218

Media - 1.34%
Cumulus Media, Inc., Class A*+	154,000	1,190,420

Metals & Mining - 0.91%
Kaiser Aluminum Corp.	11,500	807,760

Multi-Utilities - 0.77%
Black Hills Corp.	13,000	682,630

Oil, Gas & Consumable Fuels - 6.11%
Cloud Peak Energy, Inc.*	45,100	811,800
Energy XXI (Bermuda), Ltd.	31,100	841,566
Green Plains Renewable Energy, Inc.	49,900	967,561

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Renewable Energy Group, Inc.*	77,000	$882,420
Stone Energy Corp.*	32,966	1,140,294
W&T Offshore, Inc.	47,700	763,200

		5,406,841

Professional Services - 1.10%
Huron Consulting Group, Inc.*	15,500	972,160

Real Estate Investment Trusts (REITs) - 3.51%
DCT Industrial Trust, Inc.	115,600	824,228
Education Realty Trust, Inc.	59,000	520,380
iStar Financial, Inc.*	81,300	1,160,151
One Liberty Properties, Inc.	11,800	237,534
Whitestone REIT	27,200	363,664

		3,105,957

Road & Rail - 3.38%
AMERCO*	5,000	1,189,200
Heartland Express, Inc.	48,900	959,418
Saia, Inc.*	26,250	841,313

		2,989,931

Semiconductors & Semiconductor Equipment - 1.02%
Amkor Technology, Inc.*+	148,000	907,240

Software - 1.37%
Mentor Graphics Corp.	35,000	842,450
TeleCommunication Systems, Inc., Class A*	160,200	371,664

		1,214,114

Specialty Retail - 4.90%
Big 5 Sporting Goods Corp.	15,000	297,300
Brown Shoe Co., Inc.	51,500	1,449,210
hhgregg, Inc.*+	45,100	630,047
Men’s Wearhouse, Inc. (The)	24,700	1,261,676
Stein Mart, Inc.	52,000	699,400

		4,337,633

Thrifts & Mortgage Finance - 6.90%
Berkshire Hills Bancorp, Inc.	34,400	938,088
Capitol Federal Financial, Inc.	68,600	830,746
Dime Community Bancshares, Inc.	47,400	802,008
EverBank Financial Corp.	55,900	1,025,206
Flagstar Bancorp, Inc.*	48,900	959,418
Northwest Bancshares, Inc.	74,600	1,102,588

63	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Rockville Financial, Inc.+		31,500	$447,615

			6,105,669

Trading Companies & Distributors - 0.53%
Aceto Corp.		18,747	468,863

TOTAL COMMON STOCKS - 97.96%			86,715,587

(Cost $71,666,960)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.30%
BlackRock FedFund	0.02%	1,150,183	1,150,183

TOTAL MONEY MARKET FUND - 1.30%			1,150,183

(Cost $1,150,183)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.12%
BNY Mellon Overnight Government Fund	0.01%	4,530,788	4,530,788

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.12%			4,530,788

(Cost $4,530,788)

Total Investments - 104.38% (Cost $77,347,931)			$92,396,558
Liabilities in Excess of Other Assets - (4.38%)			(3,877,298)

NET ASSETS - 100.00%			$88,519,260

*     Non-income producing security.

^    Rate disclosed as of December 31, 2013.

+    This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $4,417,188 at December 31, 2013.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$86,715,587	$—	$—	$86,715,587
Money Market Fund	—	1,150,183	—	1,150,183
Investments Purchased with Cash Proceeds From Securities Lending	—	4,530,788	—	4,530,788

TOTAL	$86,715,587	$5,680,971	$—	$92,396,558

See Notes to Financial Statements

www.bridgeway.com	64

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

(Unaudited)

December 31, 2013

Dear Fellow Large-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 9.36%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+10.44%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+10.74%). It was a poor quarter on a relative basis.

For the six month “semi-annual” period ending December 31, 2013, our Fund was up 18.96%, underperforming our primary market benchmark, the Russell 1000 Growth Index (+19.39%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+22.90%).

For the calendar year, our Fund was up 37.19%, beating our primary market benchmark, the Russell 1000 Growth Index (+33.48%), and our peer benchmark, the Lipper Large-Cap Growth Funds Index (+35.41%). It was a good year for the Fund on an absolute and relative basis, but we are still making up ground in the longer five-year, ten-year, and inception-to-date periods for particularly poor performance in 2008.

The table below presents our December quarter, six-month, one-year, five-year, ten-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Large-Cap Growth Fund	9.36%	18.96%	37.19%	19.65%	6.92%	7.15%
Russell 1000 Growth Index	10.44%	19.39%	33.48%	20.39%	7.83%	8.16%
Lipper Large-Cap Growth Funds Index	10.74%	22.90%	35.41%	19.43%	7.08%	7.35%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 1000 Growth Index is an unmanaged index that consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Large-Cap Growth Funds Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Large-Cap Growth Fund ranked 162nd of 521 multi-cap growth funds for the twelve month period ended December 31, 2013, 208th of 393 over the last five years, 193rd of 252 over the last ten years, and 193rd of 250 such funds since inception in October, 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

65	Semi-Annual Report | December 31, 2013 (Unaudited)

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Large-Cap Growth Fund vs. Russell 1000 Growth Index & Lipper Large-Cap Growth Funds Index

from Inception 10/31/03 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: Less exposure to mega-cap stocks hurt relative returns for the quarter.

The Fund’s non-market cap weighted design, which gives us more exposure to large companies at the middle and smaller end of the size spectrum, hurt relative returns versus the Russell 1000 Growth Index. Overexposure to volatile stocks also weighed down relative returns by slightly less than one percent. While the Fund’s sector allocation was closely aligned with that of our primary market benchmark, holdings within the Health Care and Information Technology sectors hurt performance, accounting for over one percent of the Fund’s relative underperformance.

Detailed Explanation of Calendar Year Performance

The Short Version: Strong performance in the first half of the year more than made up for underperformance in the fourth quarter.

The Fund’s non-market cap weighted design significantly helped for the calendar year. Specifically, a higher weighting of smaller Russell 1000 Growth Index stocks proved to be particularly beneficial. Strong stock selection also contributed to the Fund’s positive performance, with stellar holdings in the Information Technology sector. Three of the top five stocks that contributed to returns came from this sector.

www.bridgeway.com	66

Large-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.6%
2	Alliance Data Systems Corp.	IT Services	2.1%
3	Sealed Air Corp.	Containers & Packaging	2.0%
4	Goodyear Tire & Rubber Co. (The)	Auto Components	2.0%
5	Sherwin-Williams Co. (The)	Chemicals	2.0%
6	Regeneron Pharmaceuticals, Inc.	Biotechnology	1.9%
7	International Business Machines Corp.	IT Services	1.9%
8	Home Depot Inc. (The)	Specialty Retail	1.7%
9	Delphi Automotive PLC	Auto Components	1.6%
10	HCA Holdings, Inc.	Health Care Providers & Services	1.5%
	Total		19.3%

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of Russell 1000 Growth Index	Difference
Consumer Discretionary	21.9%	19.9%	2.0%
Consumer Staples	10.4%	11.9%	-1.5%
Energy	2.9%	4.4%	-1.5%
Financials	9.2%	5.4%	3.8%
Health Care	9.3%	12.2%	-2.9%
Industrials	9.4%	12.4%	-3.0%
Information Technology	26.8%	27.1%	-0.3%
Materials	7.1%	4.5%	2.6%
Telecommunication Services	1.9%	2.0%	-0.1%
Utilities	0.0%	0.2%	-0.2%
Cash & Other Assets	0.9%	0.0%	0.9%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Large-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

67	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 100.17%
Aerospace & Defense - 1.03%
Northrop Grumman Corp.	4,900	$561,589

Airlines - 2.42%
Delta Air Lines, Inc.	26,600	730,702
Southwest Airlines Co.	31,100	585,924

		1,316,626

Auto Components - 4.57%
Delphi Automotive PLC	14,400	865,872
Goodyear Tire & Rubber Co. (The)	45,400	1,082,790
Lear Corp.	6,600	534,402

		2,483,064

Automobiles - 0.92%
Ford Motor Co.	32,400	499,932

Beverages - 1.12%
Monster Beverage Corp.*	9,000	609,930

Biotechnology - 1.87%
Regeneron Pharmaceuticals, Inc.*	3,700	1,018,388

Chemicals - 5.15%
CF Industries Holdings, Inc.	2,200	512,688
LyondellBasell Industries NV, Class A	7,600	610,128
Praxair, Inc.	4,700	611,141
Sherwin-Williams Co. (The)	5,800	1,064,300

		2,798,257

Commercial Banks - 0.94%
Wells Fargo & Co.	11,300	513,020

Commercial Services & Supplies - 0.91%
Cintas Corp.	8,300	494,597

Computers & Peripherals - 4.84%
Apple, Inc.	2,500	1,402,775
Seagate Technology PLC	10,600	595,296
Western Digital Corp.	7,500	629,250

		2,627,321

Consumer Finance - 2.22%
Capital One Financial Corp.	7,500	574,575
Discover Financial Services	11,300	632,235

		1,206,810

Containers & Packaging - 2.01%
Sealed Air Corp.	32,000	1,089,600

Diversified Consumer Services - 0.86%
H&R Block, Inc.	16,100	467,544

Industry Company	Shares	Value

Diversified Financial Services - 2.14%
IntercontinentalExchange Group, Inc.	2,500	$562,300
JPMorgan Chase & Co.	10,300	602,344

		1,164,644

Diversified Telecommunication Services - 1.93%
Level 3 Communications, Inc.*	15,900	527,403
Verizon Communications, Inc.	10,600	520,884

		1,048,287

Electric Utilities - 0.99%
Exelon Corp.	19,700	539,583

Electronic Equipment, Instruments & Components - 0.98%
Amphenol Corp., Class A	6,000	535,080

Food & Staples Retailing - 3.10%
Costco Wholesale Corp.	4,700	559,347
Kroger Co. (The)	12,800	505,984
Safeway, Inc.	19,000	618,830

		1,684,161

Food Products - 1.92%
General Mills, Inc.	9,800	489,118
Hershey Co. (The)	5,700	554,211

		1,043,329

Health Care Equipment & Supplies - 0.96%
Cooper Companies, Inc. (The)	4,200	520,128

Health Care Providers & Services - 2.56%
Cigna Corp.	6,500	568,620
HCA Holdings, Inc.*	17,200	820,612

		1,389,232

Hotels, Restaurants & Leisure - 1.93%
Chipotle Mexican Grill, Inc.*	1,000	532,780
Starbucks Corp.	6,600	517,374

		1,050,154

Household Products - 1.03%
Colgate-Palmolive Co.	8,600	560,806

Industrial Conglomerates - 1.02%
Danaher Corp.	7,200	555,840

Insurance - 2.92%
Aflac, Inc.	8,000	534,400
Arch Capital Group, Ltd.*	8,500	507,365

www.bridgeway.com	68

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Insurance (continued)
Prudential Financial, Inc.	5,900	$544,098

		1,585,863

Internet & Catalog Retail - 2.32%
Amazon.com, Inc.*	1,700	677,943
priceline.com, Inc.*	500	581,200

		1,259,143

Internet Software & Services - 1.87%
LinkedIn Corp., Class A*	3,400	737,222
Rackspace Hosting, Inc.*	7,100	277,823

		1,015,045

IT Services - 13.07%
Alliance Data Systems Corp.*	4,300	1,130,599
Automatic Data Processing, Inc.	7,000	565,670
Cognizant Technology Solutions Corp., Class A*	5,900	595,782
Fiserv, Inc.*	10,000	590,500
Gartner, Inc.*	8,600	611,030
International Business Machines Corp.	5,400	1,012,878
Mastercard, Inc., Class A	900	751,914
Paychex, Inc.	14,300	651,079
Visa, Inc., Class A	2,600	578,968
Western Union Co. (The)	35,400	610,650

		7,099,070

Leisure Equipment & Products - 1.18%
Polaris Industries, Inc.	4,400	640,816

Life Sciences Tools & Services - 2.06%
Illumina, Inc.*	5,500	608,410
Waters Corp.*	5,100	510,000

		1,118,410

Machinery - 1.15%
Snap-on, Inc.	5,700	624,264

Media - 2.35%
Comcast Corp., Class A	12,500	649,562
Twenty-First Century Fox, Inc., Class A	17,900	629,722

		1,279,284

Oil, Gas & Consumable Fuels - 2.87%
Marathon Petroleum Corp.	5,300	486,169

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	7,400	$504,014
Pioneer Natural Resources Co.	3,100	570,617

		1,560,800

Personal Products - 3.25%
Estee Lauder Cos., Inc., Class A (The)	7,200	542,304
Herbalife, Ltd.+	7,800	613,860
Nu Skin Enterprises, Inc., Class A	4,400	608,168

		1,764,332

Pharmaceuticals - 1.90%
Eli Lilly & Co.	10,700	545,700
Johnson & Johnson	5,300	485,427

		1,031,127

Real Estate Investment Trusts (REITs) - 1.00%
American Tower Corp.	6,800	542,776

Road & Rail - 1.05%
Union Pacific Corp.	3,400	571,200

Semiconductors & Semiconductor Equipment - 0.53%
Xilinx, Inc.	6,300	289,296

Software - 5.58%
Electronic Arts, Inc.*	21,200	486,328
Intuit, Inc.	9,200	702,144
Microsoft Corp.	14,900	557,707
NetSuite, Inc.*	7,000	721,140
Oracle Corp.	14,700	562,422

		3,029,741

Specialty Retail - 5.69%
Best Buy Co., Inc.	15,900	634,092
Gap, Inc. (The)	14,200	554,936
Home Depot, Inc. (The)	11,000	905,740
PetSmart, Inc.	3,700	269,175
TJX Cos., Inc.	11,400	726,522

		3,090,465

Textiles, Apparel & Luxury Goods - 2.11%
Fossil Group, Inc.*	3,800	455,772
Hanesbrands, Inc.	9,800	688,646

		1,144,418

69	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Large-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 1.85%
United Rentals, Inc.*		7,000	$545,650
W.W. Grainger, Inc.		1,800	459,756

			1,005,406

TOTAL COMMON STOCKS - 100.17%			54,429,378

(Cost $40,608,955)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
BlackRock FedFund	0.02%	453	453

TOTAL MONEY MARKET FUND - 0.00%
(Cost $453)			453

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.14%
BNY Mellon Overnight Government Fund	0.01%	620,100	620,100

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.14%
(Cost $620,100)			620,100

TOTAL INVESTMENTS - 101.31% (Cost $41,229,508)			55,049,931
Liabilities in Excess of Other Assets - (1.31%)			(712,902)

NET ASSETS - 100.00%			$54,337,029

*	Non-income producing security.
^	Rate disclosed as of December 31, 2013.
+	This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $607,776 at December 31, 2013.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,429,378	$—	$—	$54,429,378
Money Market Fund	—	453	—	453
Investments Purchased with Cash Proceeds From Securities Lending	—	620,100	—	620,100

TOTAL	$54,429,378	$620,553	$—	$55,049,931

See Notes to Financial Statements.

www.bridgeway.com	70

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)
(Unaudited)

December 31, 2013

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 11.19%, outperforming our primary market benchmark, the S&P 500 Index (+10.51%), and our peer benchmark, the Lipper Large-Cap Core Funds Index (+7.90%). Our Fund underperformed the Russell Top 50 Mega Cap Index (+11.48%). We are pleased with the results relative to our primary market benchmark.

For the six-month “semi-annual” period ending December 31, 2013, our Fund returned 14.09%, trailing our primary market benchmark, the S&P 500 Index (+16.31%), and our peer benchmark, the Russell Top 50 Mega Cap Index (+15.39%). Our Fund beat the Lipper Large-Cap Core Funds Index (+13.99%).

For the calendar year, our Fund was up 31.67%, trailing our primary benchmark, the S&P 500 Index (+32.39%), and outperforming our peer benchmark, the Lipper Large-Cap Core Funds Index (+26.26%), and the Russell Top 50 Mega Cap Index (29.16%).

The table below presents our December quarter, six-month, one-year, five-year, ten-year, fifteen-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	11.19%	14.09%	31.67%	16.99%	6.49%	4.71%	6.41%
S&P 500 Index	10.51%	16.31%	32.39%	17.94%	7.41%	4.68%	6.03%
Russell Top 50 Mega Cap Index	11.48%	15.39%	29.16%	15.50%	6.00%	2.73%	4.77%
Lipper Large-Cap Core Funds Index	7.90%	13.99%	26.26%	16.22%	6.66%	4.05%	5.48%
Bridgeway Ultra-Large 35 Index	11.13%	14.15%	31.86%	17.44%	6.65%	4.71%	6.59%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index comprised of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Blue-Chip 35 Index Fund ranked 475th of 918 large-cap core funds for the twelve months ending December 31, 2013, 345th of 764 over the last five years, 340th of 516 over the last ten years, and 48th of 198 since inception in July, 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

71	Semi-Annual Report | December 31, 2013 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)
(Unaudited)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index*, Bridgeway Ultra-Large 35 Index & Lipper Large-Cap Core Funds Index from Inception 7/31/97 to 12/31/13

*	The Russell Top 50 Mega Cap Index began on 12/31/2001, and the line graph for the Index begins at the same value as the Fund on that date.

Quarterly and Calendar Year Performance by Company Size:

“Blue Chip” investing means large, stable and safe, which proved to be true in the bull market of the December quarter. The Fund’s larger market cap size helped relative performance by favoring the largest — and this quarter — best performing decile. Additionally, the Fund was overweighted in the strong performing Information Technology stocks and underweighted in the lagging Utilities stocks, thus positively contributing to relative performance.

Out of four quarters for the 2013 calendar year, the first three were strong small-cap periods. The Fund outperformed the S&P 500 Index in the small-cap driven first half of the year due to the equal-cap weighting of the strategy, resulting in “value-like” rebalancing by adding to lagging positions. For example, additions to our Hewlett Packard position at the end of 2012 and the stock’s tremendous performance in the first quarter of 2013, served to demonstrate the result of this aspect of the Fund’s design (Hewlett Packard was up 68% and added more than one percent to relative performance for the quarter). The third quarter was the most challenging quarter, with the Russell 2000 Index beating the Russell 1000 Index by four percent. The Fund lagged by 2.6%, as several design features were out of favor (larger market cap size hurt, low beta hurt, and low volatility hurt). The December quarter was the only quarter where ultra-large stocks outperformed the market and the size factor positively impacted the Fund’s performance. The Fund slightly outperformed and reduced relative underperformance to a small variance of less than one percent. In summary, our Fund demonstrated its design characteristics well in 2013, and it underperformed by a much smaller amount than one might expect in a dramatically small- and mid-company size driven market. Our strong performance versus the Russell Top 50 Index also demonstrates favorable performance in a relatively unfavorable environment.

In addition to quarterly rebalancing and in accordance with Bridgeway research of data that spans decades, we recomposed the Fund to maintain the desired exposure to ultra-large companies. This update moved the Fund closer to the market from an economic sector standpoint, and we expect the portfolio to move slightly towards core from a style perspective.

www.bridgeway.com	72

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	88 Years
1 (ultra-large)	11.04%	16.85%	32.66%	16.86%	6.97%	9.30%
2	9.88%	17.47%	37.39%	21.95%	10.15%	10.70%
3	7.81%	17.91%	36.89%	22.93%	10.12%	11.01%
4	9.33%	19.32%	41.59%	24.11%	11.06%	11.10%
5	9.10%	20.87%	41.03%	24.67%	12.13%	11.71%
6	9.93%	19.90%	42.42%	24.49%	10.49%	11.63%
7	8.89%	18.89%	41.95%	24.66%	11.21%	11.71%
8	9.47%	21.70%	45.40%	26.03%	11.62%	11.88%
9	11.04%	24.68%	50.04%	25.33%	9.63%	11.73%
10 (ultra-small)	9.97%	23.02%	48.45%	29.52%	10.02%	13.48%

[1]

Performance figures are as of the period ended December 31, 2013. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of the publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Contribution to Returns for Blue Chip 35 Index Fund stocks for the calendar year December 31, 2013:

Rank	Company	Industry	% Contribution to Return
1	Hewlett-Packard Co.	Computers & Peripherals	2.5%
2	Visa, Inc.	IT Services	1.6%
3	Google, Inc.	Internet Software & Services	1.6%
4	3M Company	Industrial Conglomerates	1.4%
5	CVS Caremark Corp.	Food & Staples Retailing	1.3%
6	United Parcel Service, Inc.	Air Freight & Logistics	1.2%
7	Microsoft Corp.	Software	1.2%
8	Goldman Sachs Group, Inc. (The)	Capital Markets	1.2%
9	United Technologies Corp.	Aerospace & Defense	1.1%
10	Bank of America Corp.	Diversified Financial Services	1.0%
11	JPMorgan Chase & Co.	Diversified Financial Services	1.0%
12	Schlumberger NV	Energy Equipment & Services	1.0%
13	General Electric Co.	Industrial Conglomerates	1.0%
14	Wells Fargo & Co.	Commercial Banks	1.0%
15	Johnson & Johnson	Pharmaceuticals	0.9%
16	Berkshire Hathaway, Inc.	Diversified Financial Services	0.9%
17	Intel Corp.	Semiconductors & Semiconductor Equipment	0.8%
18	Occidental Petroleum Corp.	Oil, Gas & Consumable Fuels	0.8%
19	ConocoPhillips	Oil, Gas & Consumable Fuels	0.8%
20	Pfizer, Inc.	Pharmaceuticals	0.7%
21	Monsanto Co.	Chemicals	0.7%
22	Merck & Co., Inc.	Pharmaceuticals	0.7%
23	AbbVie, Inc.*	Pharmaceuticals	0.7%
24	PepsiCo, Inc.	Beverages	0.7%
25	Procter & Gamble Co. (The)	Household Products	0.7%
26	Verizon Communications, Inc.	Diversified Telecommunication Services	0.7%
27	Wal-Mart Stores, Inc.	Food & Staples Retailing	0.6%
28	McDonald’s Corp.	Hotels, Restaurants & Leisure	0.6%
29	Chevron Corp.	Oil, Gas & Consumable Fuels	0.5%
30	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.5%

73	Semi-Annual Report | December 31, 2013 (Unaudited)

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

(Unaudited)

Rank	Company	Industry	% Contribution to Return
31	Coca-Cola Co. (The)	Beverages	0.5%
32	Cisco Systems, Inc.	Communications Equipment	0.5%
33	Oracle Corp.	Software	0.4%
34	AT&T, Inc.	Diversified Telecommunication Services	0.4%
35	Abbott Laboratories	Pharmaceuticals	0.3%
36	Apple, Inc.	Computers & Peripherals	0.2%
37	International Business Machines Corp.	IT Services	0.0%

*Spinoff from Abbott Laboratories.

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	10.8%	12.5%	-1.7%
Consumer Staples	13.6%	9.8%	3.8%
Energy	11.1%	10.3%	0.8%
Financials	10.8%	16.2%	-5.4%
Health Care	10.7%	13.0%	-2.3%
Industrials	11.5%	10.9%	0.6%
Information Technology	26.0%	18.6%	7.4%
Materials	0.0%	3.5%	-3.5%
Telecommunication Services	5.3%	2.3%	3.0%
Utilities	0.0%	2.9%	-2.9%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	74

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.85%
Aerospace & Defense - 2.87%
United Technologies Corp.	131,380	$14,951,044

Air Freight & Logistics - 2.84%
United Parcel Service, Inc., Class B	140,663	14,780,868

Beverages - 5.33%
Coca-Cola Co. (The)	342,214	14,136,860
PepsiCo, Inc.	164,150	13,614,601

		27,751,461

Biotechnology - 2.70%
Gilead Sciences, Inc.*	187,500	14,090,625

Commercial Banks - 2.66%
Wells Fargo & Co.	305,659	13,876,919

Communications Equipment - 2.73%
Cisco Systems, Inc.	632,408	14,197,560

Computers & Peripherals - 3.21%
Apple, Inc.	29,850	16,749,133

Diversified Financial Services - 8.16%
Bank of America Corp.	942,808	14,679,520
Berkshire Hathaway, Inc., Class B*	114,750	13,604,760
JPMorgan Chase & Co.	243,595	14,245,436

		42,529,716

Diversified Telecommunication Services - 5.29%
AT&T, Inc.	385,125	13,540,995
Verizon Communications, Inc.	285,389	14,024,015

		27,565,010

Energy Equipment & Services - 2.99%
Schlumberger, Ltd.	172,800	15,571,008

Food & Staples Retailing - 5.65%
CVS Caremark Corp.	217,200	15,545,004
Wal-Mart Stores, Inc.	176,419	13,882,411

		29,427,415

Hotels, Restaurants & Leisure - 2.61%
McDonald’s Corp.	140,400	13,623,012

Household Products - 2.64%
Procter & Gamble Co. (The)	169,226	13,776,689

Industrial Conglomerates - 5.81%
3M Co.	110,650	15,518,663

Industry Company	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	526,343	$14,753,394

		30,272,057

Internet & Catalog Retail - 2.74%
Amazon.com, Inc.*	35,800	14,276,682

Internet Software & Services - 2.96%
Google, Inc., Class A*	13,770	15,432,177

IT Services - 6.03%
International Business Machines Corp.	72,867	13,667,663
Visa, Inc., Class A	79,650	17,736,462

		31,404,125

Media - 5.42%
Comcast Corp., Class A	271,400	14,103,301
Walt Disney Co. (The)	184,700	14,111,080

		28,214,381

Oil, Gas & Consumable Fuels - 8.13%
Chevron Corp.	108,295	13,527,129
ConocoPhillips	203,535	14,379,748
Exxon Mobil Corp.	142,687	14,439,924

		42,346,801

Pharmaceuticals - 8.00%
Johnson & Johnson	152,552	13,972,237
Merck & Co., Inc.	280,835	14,055,792
Pfizer, Inc.	445,944	13,659,265

		41,687,294

Semiconductors & Semiconductor Equipment - 5.46%
Intel Corp.	549,343	14,260,944
Qualcomm, Inc.	191,300	14,204,025

		28,464,969

Software - 5.62%
Microsoft Corp.	374,245	14,007,990
Oracle Corp.	399,313	15,277,716

		29,285,706

TOTAL COMMON STOCKS - 99.85%		520,274,652

(Cost $366,934,069)

75	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.10%
BlackRock FedFund	0.02%	497,884	$497,884

TOTAL MONEY MARKET FUND - 0.10%			497,884

(Cost $ 497,884)

TOTAL INVESTMENTS - 99.95%			$520,772,536
(Cost $ 367,431,953)
Other Assets in Excess of Liabilities - 0.05%			271,601

NET ASSETS - 100.00%			$521,044,137

* Non-income producing security. ^ Rate disclosed as of December 31, 2013.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$520,274,652	$—	$—	$520,274,652
Money Market Fund	—	497,884	—	497,884

TOTAL	$520,274,652	$497,884	$—	$520,772,536

See Notes to Financial Statements.

www.bridgeway.com	76

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2013

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2013, Managed Volatility Fund returned 2.74%, compared to our primary market benchmark, the S&P 500 Index (+10.51%), our peer benchmark, the Lipper Balanced Funds Index (+5.48%), and the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.04%). It was an up quarter for the broad stock market, but a poor one for shorter term fixed-income securities. While we performed well versus the Fund’s fixed-income benchmark, we did not capture 40% of the S&P 500 Index, capturing only 26% of the upside. Our performance is in line with design over shorter periods of time, and our risk profile remains at or below 40% of the S&P 500 Index. It was an “OK” quarter.

For the six-month “semi-annual” period ending December 31, 2013, our Fund was up 4.11%, trailing our primary market benchmark, the S&P 500 Index (+16.31%), and our peer benchmark, the Lipper Balanced Funds Index (+10.31%), but beating the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.38%).

For the calendar year, our Fund returned 9.25%, trailing the S&P 500 Index (+32.39%). We also trailed the Lipper Balanced Funds Index (+16.39%), but beat the fixed-income only Bloomberg/ EFFAS U.S. Government 1-3 Year Total Return Bond Index (+0.36%). We captured only 29% of the S&P 500 Index upside versus our goal of 40%. While this performance is somewhat disappointing, it is in line with the Fund’s design in a very strong bull market environment. In addition, given our low volatility we are pleased with our performance in a year where we were up over 9%, which is the third best calendar year in our twelve-year history.

The table below presents our December quarter, six-month, one-year, five-year, ten-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (6/30/01)

Managed Volatility Fund	2.74%	4.11%	9.25%	7.03%	4.01%	4.06%
S&P 500 Index	10.51%	16.31%	32.39%	17.94%	7.41%	5.42%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.04%	0.38%	0.36%	1.17%	2.60%	3.05%
Lipper Balanced Funds Index	5.48%	10.31%	16.39%	12.62%	6.19%	5.36%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, the Managed Volatility Fund ranked 471st of 533 mixed-asset target allocation moderate funds for the calendar year ended December 31, 2013, 397th of 398 over the past five years, 233rd of 251 over the last ten years, and 150th of 174 funds since inception in June, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

77	Semi-Annual Report | December 31, 2013 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

According to data from Morningstar as of December 31, 2013, the Managed Volatility Fund ranked 177th of 241 long-short funds for the fiscal year ended December 31, 2013, 49th out of 75 funds over the past five years, and 20th out of 26 funds over the last ten years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS Bond Index & Lipper Balanced Funds Index

from Inception 6/30/01 to 12/31/13

Detailed Explanation of Quarterly Performance

The Short Version: Performance was driven by equities on the upside and offset to a smaller degree by our futures hedging.

The main driver of Fund performance was the equity component, contributing approximately 5.1%, with additional positive performance from the options of approximately 0.7%. This positive performance was offset by the negative performance of the futures and fixed income.

Detailed Explanation of Calendar Year Performance

The Short Version: Performance was driven by equities on the upside and offset to a smaller degree by our futures hedging.

It was a very strong calendar year for the S&P 500 Index, and in big up markets like 2013, we tend to underperform an all equity, more volatile index. As in the 4th quarter, our performance was driven by equities on the upside and offset to a smaller degree by our futures hedging. These hedging strategies are vital to maintaining our low volatility positioning and consistency over longer periods of time. In the short term, performance can make you look like a genius or quite foolish. One interesting way to look at performance is with the use of rolling returns, which may offer a more effective measure, as they portray an accurate and in-depth picture of a portfolio’s performance and not a single point in time. The chart on the next page shows the frequency with which we achieved our capture ratio goal over one-, three-, and five-year rolling periods when the S&P 500 Index was positive. It shows that 68% of the time we have achieved our capture ratio goal over one-year rolling periods, 86% over 3-year rolling periods, and 91% over 5-year rolling periods. Accordingly, the percentage of periods in which we did not achieve our capture goal diminish significantly when observing performance over longer time periods.

www.bridgeway.com	78

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	2.0%
2	Apple, Inc.	Computers & Peripherals	1.7%
3	AT&T, Inc.	Diversified Telecommunication Services	1.4%
4	Marathon Petroleum Corp.	Oil, Gas & Consumable Fuels	1.4%
5	Gap, Inc. (The)	Specialty Retail	1.3%
6	JPMorgan Chase & Co.	Diversified Financial Services	1.3%
7	Travelers Cos., Inc. (The)	Insurance	1.0%
8	Brown-Forman Corp.	Beverages	0.9%
9	Google, Inc.	Internet Software & Services	0.8%
10	Visa, Inc.	IT Services	0.8%
			12.6%

79	Semi-Annual Report | December 31, 2013 (Unaudited)

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2013

Asset Type	% of Net Assets
Common Stock	54.0%
Consumer Discretionary	13.6%
Consumer Staples	8.5%
Energy	11.7%
Financials	16.0%
Health Care	10.5%
Industrials	8.8%
Information Technology	20.0%
Materials	3.6%
Telecommunication Services	4.1%
Utilities	3.1%
U.S. Government Obligations	45.4%
Covered Call Options Written	-1.1%
Put Options Written	-0.5%
Money Market Funds	2.0%
Other Assets in Excess of Liabilities	0.2%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are extremely important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	80

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 52.58%
Aerospace & Defense - 0.97%
Honeywell International, Inc.	800	$73,096
Lockheed Martin Corp.	870	129,334
Northrop Grumman Corp.#	400	45,844
United Technologies Corp.#	940	106,972

		355,246

Air Freight & Logistics - 0.31%
FedEx Corp.#	800	115,016

Auto Components - 0.21%
Delphi Automotive PLC#	1,300	78,169

Automobiles - 0.18%
Ford Motor Co.#	4,200	64,806

Beverages - 1.42%
Brown-Forman Corp., Class B#	4,425	334,397
Coca-Cola Co. (The)#	4,500	185,895

		520,292

Biotechnology - 1.06%
Biogen Idec, Inc.*#	900	251,775
Gilead Sciences, Inc.*#	1,800	135,270

		387,045

Capital Markets - 1.28%
Ameriprise Financial, Inc.	680	78,234
Charles Schwab Corp. (The)#	3,500	91,000
Goldman Sachs Group, Inc. (The)#	1,000	177,260
Morgan Stanley	800	25,088
State Street Corp.#	1,300	95,407

		466,989

Chemicals - 1.25%
Dow Chemical Co. (The)#	1,500	66,600
Monsanto Co.	500	58,275
Praxair, Inc.#	1,200	156,036
Sherwin-Williams Co. (The)	600	110,100
Sigma-Aldrich Corp.	700	65,807

		456,818

Commercial Banks - 1.14%
Comerica, Inc.#	1,100	52,294
KeyCorp	3,700	49,654
U.S. Bancorp#	2,200	88,880

Industry Company	Shares	Value

Commercial Banks (continued)
Wells Fargo & Co.#	4,971	$225,683

		416,511

Commercial Services & Supplies - 0.69%
Tyco International, Ltd.	4,400	180,576
Waste Management, Inc.#	1,600	71,792

		252,368

Communications Equipment - 0.75%
Cisco Systems, Inc.#	11,600	260,420
Juniper Networks, Inc.*	700	15,799

		276,219

Computers & Peripherals - 3.43%
Apple, Inc.#	1,100	617,221
EMC Corp.#	7,400	186,110
Hewlett-Packard Co.#	5,800	162,284
SanDisk Corp.#	1,300	91,702
Seagate Technology PLC#	3,500	196,560

		1,253,877

Consumer Finance - 0.67%
American Express Co.#	1,000	90,730
Capital One Financial Corp.#	2,000	153,220

		243,950

Containers & Packaging - 0.47%
Sealed Air Corp.#	5,000	170,250

Diversified Financial Services - 2.22%
Bank of America Corp.#	10,800	168,156
Berkshire Hathaway, Inc., Class B*	900	106,704
Citigroup, Inc.	3,310	172,484
JPMorgan Chase & Co.#	5,300	309,944
McGraw Hill Financial, Inc.	700	54,740

		812,028

Diversified Telecommunication Services - 2.01%
AT&T, Inc.#	14,600	513,336
CenturyLink, Inc.#	3,200	101,920
Frontier Communications Corp.	672	3,125
Verizon Communications, Inc.#	2,400	117,936

		736,317

81	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Electric Utilities - 0.96%
American Electric Power Co., Inc.	1,100	$51,414
Duke Energy Corp.	783	54,035
Entergy Corp.#	2,000	126,540
Exelon Corp.	1,500	41,085
Southern Co. (The)	1,900	78,109

		351,183

Electrical Equipment - 0.20%
Eaton Corp. PLC	400	30,448
Emerson Electric Co.	600	42,108

		72,556

Electronic Equipment, Instruments & Components - 0.05%
FLIR Systems, Inc.	600	18,060

Energy Equipment & Services - 0.96%
Baker Hughes, Inc.#	3,100	171,306
Halliburton Co.#	2,300	116,725
National Oilwell Varco, Inc.	800	63,624

		351,655

Food & Staples Retailing - 0.99%
CVS Caremark Corp.#	900	64,413
Kroger Co. (The)#	3,400	134,402
Safeway, Inc.	900	29,313
Wal-Mart Stores, Inc.#	1,700	133,773

		361,901

Food Products - 0.94%
Archer-Daniels-Midland Co.#	1,000	43,400
General Mills, Inc.	1,400	69,874
JM Smucker Co. (The)	1,400	145,068
Mead Johnson Nutrition Co.#	1,016	85,100

		343,442

Health Care Equipment & Supplies - 0.89%
Abbott Laboratories	1,300	49,829
Baxter International, Inc.#	1,300	90,415
Becton Dickinson & Co.	220	24,308
C.R. Bard, Inc.	500	66,970
Stryker Corp.#	1,260	94,676

		326,198

Health Care Providers & Services - 0.91%
Express Scripts Holding Co.*#	2,634	185,012
Laboratory Corp. of America Holdings*	300	27,411
Quest Diagnostics, Inc.#	400	21,416

Industry Company	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	1,300	$97,890

		331,729

Hotels, Restaurants & Leisure - 0.78%
McDonald’s Corp.	900	87,327
Starbucks Corp.	900	70,551
Yum! Brands, Inc.#	1,700	128,537

		286,415

Household Durables - 0.33%
Sony Corp. - Sponsored ADR#	7,000	121,030

Household Products - 1.14%
Colgate-Palmolive Co.#	2,200	143,462
Kimberly-Clark Corp.	1,000	104,460
Procter & Gamble Co. (The)#	2,100	170,961

		418,883

Independent Power Producers & Energy Traders - 0.08%
AES Corp.#	2,000	29,020

Industrial Conglomerates - 1.03%
3M Co.#	1,000	140,250
Danaher Corp.	500	38,600
General Electric Co.	7,100	199,013

		377,863

Insurance - 2.13%
Aflac, Inc.	300	20,040
Aon PLC#	1,700	142,613
Chubb Corp. (The)#	1,100	106,293
Genworth Financial, Inc., Class A*#	8,000	124,240
Progressive Corp. (The)	820	22,361
Travelers Cos., Inc. (The)#	4,000	362,160

		777,707

Internet & Catalog Retail - 0.54%
Amazon.com, Inc.*#	500	199,395

Internet Software & Services - 0.99%
eBay, Inc.*	1,300	71,357
Google, Inc., Class A*#	260	291,385

		362,742

IT Services - 1.57%
International Business Machines Corp.#	1,200	225,084
Teradata Corp.*	400	18,196

www.bridgeway.com	82

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
IT Services (continued)
Visa, Inc., Class A#	1,300	$289,484
Western Union Co. (The)#	2,500	43,125

		575,889

Leisure Equipment & Products - 0.23%
Hasbro, Inc.#	1,500	82,515

Life Sciences Tools & Services - 0.21%
Thermo Fisher Scientific, Inc.	700	77,945

Machinery - 0.67%
Deere & Co.#	2,700	246,591

Media - 1.72%
Comcast Corp., Class A	2,250	116,921
News Corp., Class A*	600	10,812
Omnicom Group, Inc.	1,000	74,370
Scripps Networks Interactive, Inc., Class A#	1,200	103,692
Time Warner, Inc.#	1,333	92,937
Twenty-First Century Fox, Inc., Class A#	2,400	84,432
Walt Disney Co. (The)#	1,900	145,160

		628,324

Multiline Retail - 0.41%
Big Lots, Inc.*	500	16,145
Dollar General Corp.*#	2,200	132,704

		148,849

Multi-Utilities - 0.58%
Dominion Resources, Inc.#	1,920	124,205
Sempra Energy#	1,000	89,760

		213,965

Oil, Gas & Consumable Fuels - 5.24%
Anadarko Petroleum Corp.	1,000	79,320
Apache Corp.	500	42,970
Chesapeake Energy Corp.	500	13,570
Chevron Corp.#	2,078	259,563
ConocoPhillips#	1,187	83,862
EOG Resources, Inc.	500	83,920
Exxon Mobil Corp.#	7,000	708,400
Marathon Petroleum Corp.#	5,300	486,169
Occidental Petroleum Corp.#	1,200	114,120
Phillips 66	593	45,738

		1,917,632

Industry Company	Shares	Value

Paper & Forest Products - 0.20%
International Paper Co.#	1,500	$73,545

Pharmaceuticals - 2.52%
AbbVie, Inc.#	1,300	68,653
Actavis, PLC*#	700	117,600
Allergan, Inc.#	1,200	133,296
Bristol-Myers Squibb Co.	2,279	121,129
Johnson & Johnson#	2,500	228,975
Merck & Co., Inc.	1,600	80,080
Pfizer, Inc.#	5,600	171,528

		921,261

Real Estate Investment Trusts (REITs) - 0.63%
American Tower Corp.	1,200	95,784
Public Storage	900	135,468

		231,252

Road & Rail - 0.46%
Union Pacific Corp.	1,000	168,000

Semiconductors & Semiconductor Equipment - 1.81%
Applied Materials, Inc.	8,200	145,058
Broadcom Corp., Class A	1,400	41,510
Intel Corp.#	3,300	85,668
Micron Technology, Inc.*#	8,000	174,080
Qualcomm, Inc.#	2,000	148,500
Texas Instruments, Inc.#	1,570	68,939

		663,755

Software - 2.00%
Citrix Systems, Inc.*#	1,000	63,250
Electronic Arts, Inc.*#	11,000	252,340
Intuit, Inc.	500	38,160
Microsoft Corp.#	6,700	250,781
Oracle Corp.#	3,360	128,554

		733,085

Specialty Retail - 2.51%
AutoZone, Inc.*	600	286,764
CST Brands, Inc.	220	8,078
Gap, Inc. (The)#	11,700	457,236
Urban Outfitters, Inc.*#	4,500	166,950

		919,028

Textiles, Apparel & Luxury Goods - 0.31%
Coach, Inc.#	600	33,678
NIKE, Inc., Class B#	1,000	78,640

		112,318

83	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry	Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors - 0.35%
W.W. Grainger, Inc.			500	$127,710
Wireless Telecommunication Services - 0.18%
Crown Castle International Corp.*			900	66,087

TOTAL COMMON STOCKS - 52.58%				19,243,431

(Cost $12,642,973)
Due Date	Discount Rate or Coupon Rate		Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS - 44.55%
U.S. Treasury Bills - 43.71%
01/16/2014	0.132	%(a)	$2,000,000	1,999,890
01/30/2014	0.045	%(a)	2,000,000	1,999,927
02/27/2014	0.080	%(a)	2,000,000	1,999,747
03/20/2014	0.065	%(a)	1,000,000	999,872
03/27/2014	0.050	%(a)	2,000,000	1,999,696
03/27/2014	0.071	%(a)	3,000,000	2,999,544
04/17/2014	0.151	%(a)	2,000,000	1,999,782
05/29/2014	0.105	%(a)	2,000,000	1,999,530

				15,997,988
U.S. Treasury Notes - 0.84%
03/15/2014	1.250%		100,000	100,234
02/15/2015	4.000%		200,000	208,485

				308,719

TOTAL U.S. GOVERNMENT OBLIGATIONS - 44.55%				16,306,707

(Cost $16,296,828)

	Rate^	Shares	Value
MONEY MARKET FUND - 1.95%
BlackRock FedFund	0.02%	715,129	$715,129

TOTAL MONEY MARKET FUND - 1.95%			715,129

(Cost $ 715,129)
TOTAL INVESTMENTS - 99.08%			$36,265,267
(Cost $ 29,654,930)
Other Assets in Excess of Liabilities - 0.92%			335,691

NET ASSETS - 100.00%			$36,600,958

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of December 31, 2013.
(a)	Rate represents the effective yield at purchase.

ADR - American Depositary Receipt

PLC - Public Limited Company

See Notes to Financial Statements.

www.bridgeway.com	84

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Company	Number of Contracts	Value
CALL OPTIONS WRITTEN - (1.08%)
3M Co.
Expiring April, 2014 at $135.00	3	$(2,355)
Abbvie, Inc.
Expiring February, 2014 at $52.50	5	(900)
Actavis, PLC
Expiring January, 2014 at $140.00	3	(8,370)
AES Corp.
Expiring May, 2014 at $14.00	5	(565)
Allergan, Inc.
Expiring April, 2014 at $100.00	4	(5,480)
Amazon.com, Inc.
Expiring April, 2014 at $390.00	2	(5,992)
American Express Co.
Expiring January, 2014 at $80.00	3	(3,180)
Aon PLC
Expiring January, 2014 at $75.00	5	(4,700)
Apple, Inc.
Expiring February, 2014 at $550.00	5	(14,750)
Expiring February, 2014 at $600.00	2	(2,020)

		(16,770)
Applied Materials, Inc.
Expiring January, 2014 at $18.00	20	(400)
Archer-Daniels-Midland Co.
Expiring March, 2014 at $44.00	5	(955)
AT&T, Inc.
Expiring January, 2014 at $35.00	100	(3,500)
Baker Hughes, Inc.
Expiring January, 2014 at $50.00	8	(4,128)
Bank of America Corp.
Expiring January, 2014 at $15.00	15	(1,080)
Baxter International, Inc.
Expiring January, 2014 at $67.50	4	(936)
Biogen Idec, Inc.
Expiring January, 2014 at $245.00	3	(10,794)
Brown-Forman Corp., Class B
Expiring March, 2014 at $75.00	10	(2,280)
Capital One Financial Corp.
Expiring March, 2014 at $75.00	5	(1,850)
Centurylink, Inc.
Expiring January, 2014 at $32.00	8	(320)
Charles Schwab Corp. (The)
Expiring January, 2014 at $22.00	10	(4,200)
Chevron Corp.
Expiring January, 2014 at $130.00	5	(60)
Chubb Corp. (The)
Expiring April, 2014 at $95.00	3	(1,155)

Company	Number of Contracts	Value
Cisco Systems, Inc.
Expiring January, 2014 at $25.00	15	$(15)
Citrix Systems, Inc.
Expiring March, 2014 at $62.50	3	(1,230)
Coach, Inc.
Expiring February, 2014 at $55.00	6	(1,824)
Coca-Cola Co. (The)
Expiring February, 2014 at $40.00	10	(1,770)
Colgate-Palmolive Co.
Expiring February, 2014 at $65.00	6	(900)
Comerica, Inc.
Expiring April, 2014 at $47.00	4	(956)
ConocoPhillips
Expiring January, 2014 at $72.50	3	(72)
CVS Caremark Corp.
Expiring May, 2014 at $67.50	3	(1,668)
Deere & Co.
Expiring March, 2014 at $90.00	10	(3,850)
Delphi Automotive PLC
Expiring February, 2014 at $62.50	4	(520)
Dollar General Corp.
Expiring January, 2014 at $60.00	6	(900)
Dominion Resources, Inc.
Expiring January, 2014 at $62.50	5	(1,325)
Electronic Arts, Inc.
Expiring March, 2014 at $24.00	110	(14,740)
EMC Corp.
Expiring January, 2014 at $27.00	17	(51)
Entergy Corp.
Expiring March, 2014 at $65.00	20	(2,200)
Express Scripts Holding Co.
Expiring February, 2014 at $67.50	5	(2,000)
Exxon Mobil Corp.
Expiring February, 2014 at $100.00	10	(2,750)
Expiring January, 2014 at $87.50	30	(40,200)

		(42,950)
FedEx Corp.
Expiring January, 2014 at $115.00	4	(11,440)
Ford Motor Co.
Expiring January, 2014 at $18.00	10	(10)
Gap, Inc. (The)
Expiring February, 2014 at $39.00	80	(9,920)
Expiring March, 2014 at $39.00	10	(1,980)

		(11,900)

85	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Company	Number of Contracts	Value
Call Options Written (continued)
Genworth Financial, Inc., Class A
Expiring March, 2014 at $16.00	50	$(3,600)
Expiring January, 2014 at $13.00	30	(7,470)

		(11,070)
Gilead Sciences, Inc.
Expiring January, 2014 at $65.00	6	(6,060)
Goldman Sachs Group, Inc. (The)
Expiring April, 2014 at $175.00	10	(8,700)
Google, Inc., Class A
Expiring February, 2014 at $1,200.00	1	(980)
Halliburton Co.
Expiring January, 2014 at $50.00	6	(840)
Hasbro, Inc.
Expiring April, 2014 at $50.00	5	(2,850)
Expiring April, 2014 at $52.50	5	(1,800)

		(4,650)
Hewlett-Packard Co.
Expiring February, 2014 at $27.00	10	(2,150)
Expiring January, 2014 at $23.00	5	(2,585)

		(4,735)
Intel Corp.
Expiring January, 2014 at $23.00	8	(2,440)
International Paper Co.
Expiring April, 2014 at $50.00	5	(985)
Johnson & Johnson
Expiring February, 2014 at $97.50	8	(128)
JPMorgan Chase & Co.
Expiring February, 2014 at $57.50	12	(2,472)
Expiring January, 2014 at $52.50	5	(2,965)

		(5,437)
Kroger Co. (The)
Expiring January, 2014 at $41.00	8	(80)
Marathon Petroleum Corp.
Expiring April, 2014 at $90.00	30	(20,400)
Expiring January, 2014 at $67.50	5	(12,300)

		(32,700)
Mead Johnson Nutrition Co.
Expiring May, 2014 at $85.00	3	(1,350)
Micron Technology, Inc.
Expiring January, 2014 at $19.00	20	(6,000)
Microsoft Corp.
Expiring February, 2014 at $37.00	12	(1,824)
Expiring March, 2014 at $40.00	10	(590)

		(2,414)

Company	Number of Contracts	Value
NIKE, Inc., Class B
Expiring January, 2014 at $70.00	5	$(4,300)
Occidental Petroleum Corp.
Expiring January, 2014 at $95.00	3	(570)
Oracle Corp.
Expiring February, 2014 at $37.00	10	(1,770)
Pfizer, Inc.
Expiring January, 2014 at $29.00	15	(2,610)
Praxair, Inc.
Expiring January, 2014 at $125.00	4	(2,092)
Procter & Gamble Co. (The)
Expiring April, 2014 at $85.00	3	(297)
Qualcomm, Inc.
Expiring February, 2014 at $77.50	7	(679)
Quest Diagnostics, Inc.
Expiring February, 2014 at $60.00	2	(60)
Sandisk Corp.
Expiring January, 2014 at $65.00	3	(1,770)
Scripps Networks Interactive, Inc., Class A
Expiring March, 2014 at $85.00	4	(1,844)
Seagate Technology PLC
Expiring January, 2014 at $42.00	35	(50,050)
Sealed Air Corp.
Expiring April, 2014 at $30.00	50	(24,500)
Sempra Energy
Expiring April, 2014 at $95.00	3	(333)
Sony Corp. - Sponsored ADR
Expiring February, 2014 at $18.00	40	(2,400)
State Street Corp.
Expiring January, 2014 at $70.00	3	(1,125)
Stryker Corp.
Expiring January, 2014 at $72.50	3	(930)
Texas Instruments, Inc.
Expiring January, 2014 at $41.00	4	(1,192)
Time Warner, Inc.
Expiring January, 2014 at $70.00	4	(372)
Travelers Cos., Inc. (The)
Expiring January, 2014 at $90.00	10	(1,290)
Twenty-First Century Fox, Inc., Class A
Expiring January, 2014 at $34.00	6	(780)
Tyco International Ltd.
Expiring January, 2014 at $35.00	10	(5,900)
United Technologies Corp.
Expiring February, 2014 at $110.00	3	(1,533)

www.bridgeway.com	86

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Company	Number of Contracts	Value
Call Options Written (continued)
Urban Outfitters, Inc.
Expiring March, 2014 at $37.00	45	$(9,000)
Verizon Communications, Inc.
Expiring February, 2014 at $52.50	4	(68)
Visa, Inc., Class A
Expiring March, 2014 at $220.00	4	(4,380)
Wal-Mart Stores, Inc.
Expiring January, 2014 at $77.50	5	(755)
Walt Disney Co. (The)
Expiring April, 2014 at $75.00	5	(2,100)
Waste Management, Inc.
Expiring April, 2014 at $44.00	4	(760)
Wells Fargo & Co.
Expiring January, 2014 at $43.00	10	(2,390)
Western Union Co.
Expiring February, 2014 at $17.00	10	(800)
Western Union Co. (The)
Expiring January, 2014 at $19.00	5	(25)
Yum! Brands, Inc.
Expiring January, 2014 at $72.50	4	(1,420)

TOTAL CALL OPTIONS WRITTEN — (1.08%)		(396,955)

(Premiums received $(226,766))

PUT OPTIONS WRITTEN - (0.51%)
Activision Blizzard, Inc.
Expiring February, 2014 at $17.00	125	(5,750)
ADT Corp. (The)
Expiring April, 2014 at $39.00	90	(15,300)
Agrium, Inc.
Expiring January, 2014 at $90.00	35	(3,150)
CF Industries Holdings, Inc.
Expiring February, 2014 at $225.00	16	(10,400)
Exxon Mobil Corp.
Expiring February, 2014 at $95.00	20	(1,380)
General Motors Co.
Expiring March, 2014 at $38.00	50	(5,650)
Genworth Financial, Inc., Class A
Expiring January, 2014 at $14.00	20	(100)
Goldman Sachs Group, Inc. (The)
Expiring April, 2014 at $175.00	10	(6,900)
Goodyear Tire & Rubber Co. (The)
Expiring January, 2014 at $22.00	150	(1,800)

Company	Number of Contracts	Value
Herbalife Ltd.
Expiring February, 2014 at $70.00	50	$(18,250)
Hewlett-Packard Co.
Expiring February, 2014 at $27.00	135	(13,770)
International Business Machines Corp.
Expiring January, 2014 at $185.00	15	(2,025)
L-3 Communications Holdings
Expiring April, 2014 at $105.00	11	(3,630)
Level 3 Communications, Inc.
Expiring March, 2014 at $29.00	80	(5,600)
Expiring March, 2014 at $30.00	31	(2,790)

		(8,390)
Marathon Petroleum Corp.
Expiring April, 2014 at $80.00	22	(4,620)
Marvell Technology Group Ltd.
Expiring February, 2014 at $14.00	150	(9,900)
Motorola Solutions, Inc.
Expiring January, 2014 at $60.00	50	(500)
Nordstrom, Inc.
Expiring April, 2014 at $60.00	25	(5,225)
Northrop Grumman Corp.
Expiring February, 2014 at $100.00	31	(1,395)
Pfizer, Inc.
Expiring January, 2014 at $29.00	100	(500)
Prudential Financial, Inc.
Expiring March, 2014 at $90.00	35	(11,025)
Quest Diagnostics, Inc.
Expiring February, 2014 at $50.00	70	(7,210)
Sony Corp.—Sponsored ADR
Expiring January, 2014 at $19.00	20	(3,100)
Southwest Airlines Co.
Expiring March, 2014 at $18.00	225	(11,700)
Stanley Black & Decker, Inc.
Expiring April, 2014 at $80.00	40	(16,000)
Time Warner, Inc.
Expiring January, 2014 at $65.00	23	(207)
Expiring January, 2014 at $60.00	26	(182)

		(389)
TRW Automotive Holdings Corp.
Expiring January, 2014 at $75.00	25	(4,625)

87	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of December 31, 2013 (Unaudited)

Company	Number of Contracts	Value
Put Options Written (continued)
Wellpoint, Inc.
Expiring January, 2014 at $85.00	15	$(285)
Western Union Co.
Expiring February, 2014 at $17.00	200	(12,600)

TOTAL PUT OPTIONS WRITTEN — (0.51%)		(185,569)

(Premiums received $(342,229))

TOTAL OPTIONS WRITTEN — (1.59%)		$(582,524)

(Premiums received $(568,995))

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

,		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,243,431	$—	$—	$19,243,431
U.S. Government Obligations	—	16,306,707	—	16,306,707
Money Market Fund	—	715,129	—	715,129

TOTAL	$19,243,431	$17,021,836	$—	$36,265,267

		Liabilities Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(582,524)	$—	$—	$(582,524)

TOTAL	$(582,524)	$—	$—	$(582,524)

See Notes to Financial Statements.

www.bridgeway.com	88

THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Investments at value	$251,475,973	$178,709,577	$455,358,527	$6,147,052
Receivables:
Portfolio securities sold	7,406,567	70,946	90,757	-
Fund shares sold	58,527	-	541,636	-
Dividends and interest	128,157	150,390	344,002	3,985
Receivable from investment adviser	-	-	-	7,595
Deposits with brokers	-	-	-	-
Prepaid expenses	27,707	16,183	42,725	7,375
Total assets	259,096,931	178,947,096	456,377,647	6,166,007
LIABILITIES
Payables:
Portfolio securities purchased	5,758,468	442,691	901,848	3,465
Fund shares redeemed	631,180	4,563	602,853	-
Loan payable	1,610,000	-	-	-
Payable upon return of securities loaned	3,669,998	26,371,034	36,128,987	317,050
Accrued Liabilities:
Investment adviser fees	187,263	112,367	173,458	-
Administration fees	4,947	2,969	8,255	117
Directors’ fees	2,411	1,193	3,150	16
Other	137,037	50,375	166,973	27,785
Call options written at value	-	-	-	-
Put options written at value	-	-	-	-
Total liabilities	12,001,304	26,985,192	37,985,524	348,433
NET ASSETS	$247,095,627	$151,961,904	$418,392,123	$5,817,574
NET ASSETS REPRESENT
Paid-in capital	$349,785,734	$102,385,114	$254,027,411	$4,948,323
Undistributed (distributions in excess of) net investment income	471,289	(83,655)	(2,176,988)	(499)
Accumulated net realized gain (loss) on investments	(149,371,789)	8,359,368	11,305,671	189,943
Net unrealized appreciation on investments	46,210,393	41,301,077	155,236,029	679,807
NET ASSETS	$247,095,627	$151,961,904	$418,392,123	$5,817,574
Shares of common stock outstanding of $.001 par value*	4,773,804	3,743,115	24,604,279	448,553
Net asset value, offering price and redemption price per share	$51.76	$40.60	$17.00(a)	$12.97(a)
Total investments at cost	$205,265,580	$137,408,500	$300,122,498	$5,467,245
Premiums received on call options written	$-	$-	$-	$-
Premiums received on put options written	$-	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

90	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
$41,009,223	$92,396,558	$55,049,931	$520,772,536	$36,265,267

67,589	1,161,595	583,401	72,716,724	180,409
322	2,677	10,000	593,558	704,215
24,953	58,531	20,875	652,500	19,259
-	-	-	977	-
-	-	-	-	54,558
13,614	18,044	15,179	63,620	9,766
41,115,701	93,637,405	55,679,386	594,799,915	37,233,474

242,871	392,065	-	73,455,039	954
2,600	83,807	65,650	225,471	-
-	-	594,000	-	-
4,825,401	4,530,788	620,100	-	-
11,987	52,915	19,519	-	12,021
710	1,748	1,096	10,446	727
322	893	530	3,317	230
34,788	55,929	41,462	61,505	36,060
-	-	-	-	396,955
-	-	-	-	185,569
5,118,679	5,118,145	1,342,357	73,755,778	632,516
$35,997,022	$88,519,260	$54,337,029	$521,044,137	$36,600,958

$49,110,083	$105,306,813	$64,679,937	$394,808,664	$36,098,428

31,621	290,595	(16,278)	(4,668)	29,440
(21,044,809)	(32,126,775)	(24,147,053)	(27,100,442)	(6,123,718)
7,900,127	15,048,627	13,820,423	153,340,583	6,596,808
$35,997,022	$88,519,260	$54,337,029	$521,044,137	$36,600,958

2,000,917	3,951,029	2,837,878	48,579,085	2,764,964

$17.99	$22.40	$19.15	$10.73	$13.24
$33,109,096	$77,347,931	$41,229,508	$367,431,953	$29,654,930
$-	$-	$-	$-	$226,766
$-	$-	$-	$-	$342,229

www.bridgeway.com	91

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2013 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
INVESTMENT INCOME
Dividends	$1,622,273	$873,733	$2,598,457	$29,805
Less: foreign taxes withheld	(16,037)	(148)	-	(4)
Interest	-	-	-	-
Securities lending	22,774	542,688	704,588	3,857
Total Investment Income	1,629,010	1,416,273	3,303,045	33,658
EXPENSES
Investment advisory fees - Base fees	1,059,613	646,820	960,546	14,815
Investment advisory fees - Performance adjustment	(241,979)	-	-	-
Administration fees	30,204	18,443	49,255	690
Accounting fees	37,756	35,083	59,193	29,552
Transfer agent fees	93,740	28,614	64,003	16,167
Audit fees	14,351	9,845	18,323	4,705
Legal fees	15,299	7,964	20,646	819
Custody fees	3,185	6,492	12,466	6,612
Blue sky fees	10,357	5,652	12,301	9,880
Directors’ and officers’ fees	13,425	8,012	21,042	266
Shareholder servicing fees	76,280	14,500	137,275	1,770
Reports to shareholders	20,859	4,212	19,966	3,318
Miscellaneous expenses	24,618	17,548	35,780	358
Total Expenses	1,157,708	803,185	1,410,796	88,952
Less investment advisory fees waived	-	-	-	(14,815)
Less expense reimbursed by investment adviser	-	-	-	(49,980)
Net Expenses	1,157,708	803,185	1,410,796	24,157
NET INVESTMENT INCOME	471,302	613,088	1,892,249	9,501
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	27,277,611	19,299,195	18,530,971	456,850
Written options	-	-	-	-
Futures contracts	-	-	-	-
Net Realized Gain (Loss)	27,277,611	19,299,195	18,530,971	456,850
Change in Unrealized Appreciation (Depreciation) on:
Investments	16,161,387	6,059,882	55,843,908	465,010
Written options	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	16,161,387	6,059,882	55,843,908	465,010
Net Realized and Unrealized Gain on Investments	43,438,998	25,359,077	74,374,879	921,860
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,910,300	$25,972,165	$76,267,128	$931,361

See Notes to Financial Statements.

92	Semi-Annual Report | December 31, 2013 (Unaudited)

Small-Cap Growth	Small-Cap Value	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility

$ 111,810	$729,480	$378,489	$6,089,203	$161,153
-	-	-	-	-
-	-	-	-	11,501
84,425	18,813	3,980	-	31
196,235	748,293	382,469	6,089,203	172,685

105,153	253,385	129,750	200,751	91,485
(12,341)	20,393	(9,672)	-	-
4,495	10,839	6,657	64,397	3,901
24,889	28,752	26,204	52,698	27,951
25,816	33,411	27,033	25,826	20,893
5,867	7,947	6,702	22,519	8,209
2,619	5,459	3,664	21,941	4,196
1,373	2,098	1,255	3,810	3,484
10,576	11,130	10,855	19,286	10,713
1,958	4,875	2,949	26,852	1,603
10,782	26,838	17,271	75,420	8,531
3,595	7,088	4,688	10,421	2,546
3,512	8,910	5,029	50,569	2,654
188,294	421,125	232,385	574,490	186,166
(23,684)	(24,211)	(14,258)	(198,166)	(42,924)
-	-	-	-	-
164,610	396,914	218,127	376,324	143,242
31,625	351,379	164,342	5,712,879	29,443

4,299,131	13,743,501	5,909,832	23,443,365	128,762
-	-	-	-	413,218
-	-	-	-	(1,254,716)
4,299,131	13,743,501	5,909,832	23,443,365	(712,736)

1,691,135	(862,778)	2,819,201	36,576,436	1,937,114
-	-	-	-	(14,594)
1,691,135	(862,778)	2,819,201	36,576,436	1,922,520
5,990,266	12,880,723	8,729,033	60,019,801	1,209,784
$6,021,891	$13,232,102	$8,893,375	$65,732,680	$1,239,227

www.bridgeway.com	93

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$471,302	$3,630,176	$613,088	$1,497,265
Net realized gain on investments	27,277,611	34,045,332	19,299,195	14,089,319
Net change in unrealized appreciation (depreciation) on investments	16,161,387	21,290,661	6,059,882	25,117,050
Net increase in net assets resulting from operations	43,910,300	58,966,169	25,972,165	40,703,634
DISTRIBUTIONS:
From net investment income	(1,735,698)	(2,292,186)	(2,464,929)	(62,868)
From net realized gains	-	-	(17,948,089)	-
Net decrease in net assets from distributions	(1,735,698)	(2,292,186)	(20,413,018)	(62,868)
SHARE TRANSACTIONS:
Proceeds from sale of shares	3,995,644	6,787,030	1,154,611	2,581,100
Reinvestment of distributions	1,660,793	2,181,600	19,320,983	59,092
Cost of shares redeemed	(22,072,217)	(50,315,693)	(6,137,336)	(13,326,070)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(16,415,780)	(41,347,063)	14,338,258	(10,685,878)
Net increase in net assets	25,758,822	15,326,920	19,897,405	29,954,888
NET ASSETS:
Beginning of period	221,336,805	206,009,885	132,064,499	102,109,611
End of period**	$247,095,627	$221,336,805	$151,961,904	$132,064,499
SHARES ISSUED & REDEEMED
Issued	83,284	174,498	27,659	78,300
Distributions reinvested	33,024	59,607	505,785	1,946
Redeemed	(465,028)	(1,330,685)	(145,217)	(428,719)
Net increase (decrease)	(348,720)	(1,096,580)	388,227	(348,473)
Outstanding at beginning of period	5,122,524	6,219,104	3,354,888	3,703,361
Outstanding at end of period	4,773,804	5,122,524	3,743,115	3,354,888
** Including undistributed net investment income of:	$471,289	$1,735,685	$(83,655)	$1,768,186

*	See Note 1 - Organization in the Notes to Financial Statements.

See Notes to Financial Statements.

94	Semi-Annual Report | December 31, 2013 (Unaudited)

Ultra-Small Company Market		Small-Cap Momentum
Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013

(Unaudited)		(Unaudited)

$1,892,249	$4,613,726	$9,501	$25,214
18,530,971	55,192,553	456,850	486,519
55,843,908	20,284,191	465,010	57,748

76,267,128	80,090,470	931,361	569,481

(4,139,611)	(7,601,549)	(10,130)	(35,238)
(35,854,743)	(48,273,139)	(611,659)	(217,605)

(39,994,354)	(55,874,688)	(621,789)	(252,843)

39,475,958	48,231,443	1,038,970	3,155,868
36,966,829	49,916,712	621,508	252,588
(36,008,904)	(83,188,211)	(589,791)	(1,358,548)
38,529	39,173	525	50

40,472,412	14,999,117	1,071,212	2,049,958

76,745,186	39,214,899	1,380,784	2,366,596
341,646,937	302,432,038	4,436,790	2,070,194

$418,392,123	$341,646,937	$5,817,574	$4,436,790

2,323,004	3,379,810	80,169	275,593
2,277,685	3,990,145	49,921	23,965
(2,128,262)	(5,852,736)	(45,522)	(119,578)

2,472,427	1,517,219	84,568	179,980
22,131,852	20,614,633	363,985	184,005

24,604,279	22,131,852	448,553	363,985

$(2,176,988)	$70,374	$(499)	$130

www.bridgeway.com	95

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$ 31,625	$ 180,324	$ 351,379	$ 1,294,662
Net realized gain (loss) on investments	4,299,131	4,136,945	13,743,501	10,089,532
Net change in unrealized appreciation (depreciation) on investments	1,691,135	3,409,886	(862,778)	9,535,422
Net increase in net assets resulting from operations	6,021,891	7,727,155	13,232,102	20,919,616
DISTRIBUTIONS:
From net investment income	(134,922)	-	(411,510)	(1,722,036)
Net decrease in net assets from distributions	(134,922)	-	(411,510)	(1,722,036)
SHARE TRANSACTIONS:
Proceeds from sale of shares	3,571,372	1,187,084	5,027,811	21,865,548
Reinvestment of distributions	128,745	-	390,564	1,624,584
Cost of shares redeemed	(4,194,905)	(10,087,659)	(8,967,677)	(31,049,588)
Net increase (decrease) in net assets resulting from share transactions	(494,788)	(8,900,575)	(3,549,302)	(7,559,456)
Net increase (decrease) in net assets	5,392,181	(1,173,420)	9,271,290	11,638,124
NET ASSETS:
Beginning of period	30,604,841	31,778,261	79,247,970	67,609,846
End of period*	$35,997,022	$30,604,841	$88,519,260	$79,247,970
SHARES ISSUED & REDEEMED
Issued	214,567	86,543	242,696	1,304,196
Distributions reinvested	7,459	-	18,174	100,781
Redeemed	(246,682)	(793,794)	(434,937)	(1,840,442)
Net increase (decrease)	(24,656)	(707,251)	(174,067)	(435,465)
Outstanding at beginning of period	2,025,573	2,732,824	4,125,096	4,560,561
Outstanding at end of period	2,000,917	2,025,573	3,951,029	4,125,096
* Including undistributed (distributions in excess of) net investment income of:	$ 31,621	$ 134,918	$ 290,595	$ 350,726

See Notes to Financial Statements.

96	Semi-Annual Report | December 31, 2013 (Unaudited)

Large-Cap Growth		Blue Chip 35 Index		Managed Volatility
Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013
(Unaudited)		(Unaudited)		(Unaudited)

$ 164,342	$ 520,067	$ 5,712,879	$ 7,359,556	$ 29,443	$ 90,434
5,909,832	3,467,573	23,443,365	9,150,508	(712,736)	705,496
2,819,201	5,833,513	36,576,436	39,947,827	1,922,520	912,343

8,893,375	9,821,153	65,732,680	56,457,891	1,239,227	1,708,273

(269,798)	(610,529)	(9,822,019)	(6,835,197)	(90,423)	(99,887)

(269,798)	(610,529)	(9,822,019)	(6,835,197)	(90,423)	(99,887)

1,091,804	1,201,169	62,100,736	240,050,743	13,390,698	10,018,161
257,823	577,615	9,492,007	6,403,524	84,812	93,246
(3,602,741)	(11,466,357)	(69,605,552)	(97,091,282)	(4,726,584)	(8,721,810)

(2,253,114)	(9,687,573)	1,987,191	149,362,985	8,748,926	1,389,597

6,370,463	(476,949)	57,897,852	198,985,679	9,897,730	2,997,983

47,966,566	48,443,515	463,146,285	264,160,606	26,703,228	23,705,245

$54,337,029	$47,966,566	$521,044,137	$463,146,285	$36,600,958	$26,703,228

60,293	82,722	6,137,780	26,105,773	1,027,244	809,859
13,944	41,258	921,554	765,972	6,489	7,600
(200,622)	(794,886)	(6,776,689)	(10,931,914)	(363,241)	(708,751)

(126,385)	(670,906)	282,645	15,939,831	670,492	108,708
2,964,263	3,635,169	48,296,440	32,356,609	2,094,472	1,985,764

2,837,878	2,964,263	48,579,085	48,296,440	2,764,964	2,094,472

$ (16,278)	$ 89,178	$ (4,668)	$ 4,104,472	$ 29,440	$ 90,420

www.bridgeway.com	97

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

		Year Ended June 30

	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$43.21	$33.13	$38.19	$27.67	$25.93	$53.96

Income from Investment Operations:
Net Investment Income(a)	0.09	0.65	0.62	0.51	0.58	0.30
Net Realized and Unrealized Gain (Loss)	8.82	9.84	(4.37)	10.72	1.40	(28.00)

Total from Investment Operations	8.91	10.49	(3.75)	11.23	1.98	(27.70)

Less Distributions to Shareholders from:
Net Realized Gain	-	-	-	-	-	(0.33)
Net Investment Income	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)	-

Total Distributions	(0.36)	(0.41)	(1.31)	(0.71)	(0.24)	(0.33)

Net Asset Value, End of Period	$51.76	$43.21	$33.13	$38.19	$27.67	$25.93

Total Return	20.65%(b)	31.92%	(9.57%)	40.81%	7.56%	(51.31%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$247,096	$221,337	$206,010	$106,757	$93,008	$115,835
Expenses Before Waivers and Reimbursements(c)	0.98%(d)	0.74%(d)	(0.04%)(d)	(0.41%)(d)	(0.51%)(d)	0.34%(d)
Expenses After Waivers and Reimbursements(c)	0.98%	0.74%	(0.04%)	(0.41%)	(0.51%)	0.34%
Net Investment Income After Waivers and Reimbursements(c)	0.40%	1.69%	1.86%	1.49%	1.94%	0.97%
Portfolio Turnover Rate	60%(b)	149%	125%	107%	118%	134%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.
(d)	For the years ended June 30, 2009, June 30, 2010, June 30, 2011, June 30, 2012, June 30, 2013 and the period ended December 31, 2013, the expense ratio was significantly lower than past years, due to a negative performance adjustment to the investment advisory fee. Please refer to the Statements of Operations and Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

98	Semi-Annual Report | December 31, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

		Year Ended June 30

	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$39.36	$27.57	$29.65	$22.94	$19.76	$24.59

Income from Investment Operations:
Net Investment Income(a)	0.18	0.43	0.13	0.07	0.19	0.23
Net Realized and Unrealized Gain (Loss)	7.33	11.38	(1.79)	6.83	3.22	(5.03)

Total from Investment Operations	7.51	11.81	(1.66)	6.90	3.41	(4.80)

Less Distributions to Shareholders from:
Net Realized Gain	(5.51)	-	-	-	-	-
Net Investment Income	(0.76)	(0.02)	(0.42)	(0.19)	(0.23)	(0.03)

Total Distributions	(6.27)	(0.02)	(0.42)	(0.19)	(0.23)	(0.03)

Net Asset Value, End of Period	$40.60	$39.36	$27.57	$29.65	$22.94	$19.76

Total Return	20.08%(b)	42.85%	(5.41%)	30.12%	17.26%	(19.48%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$151,962	$132,064	$102,110	$94,434	$81,582	$73,708
Expenses Before Waivers and Reimbursements(c)	1.11%	1.17%	1.22%	1.18%	1.17%	1.16%
Expenses After Waivers and Reimbursements(c)	1.11%	1.17%	1.22%	1.18%	1.17%	1.16%
Net Investment Income After Waivers and Reimbursements(c)	0.85%	1.33%	0.49%	0.27%	0.83%	1.23%
Portfolio Turnover Rate	41%(b)	89%	93%	110%	133%	90%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	99

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

		Year Ended June 30

	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.44	$14.67	$15.34	$11.72	$10.50	$15.33

Income from Investment Operations:
Net Investment Income(a)	0.09	0.22	0.12	0.12	0.14	0.14
Net Realized and Unrealized Gain (Loss)	3.24	3.49	(0.09)	3.65	1.25	(3.88)

Total from Investment Operations	3.33	3.71	0.03	3.77	1.39	(3.74)

Less Distributions to Shareholders from:
Net Realized Gain	(1.59)	(2.54)	(0.56)	-	-	(0.89)
Net Investment Income	(0.18)	(0.40)	(0.14)	(0.15)	(0.17)	(0.21)

Total Distributions	(1.77)	(2.94)	(0.70)	(0.15)	(0.17)	(1.10)

Paid in Capital from Redemption Fees(a)	-(b)	-(b)	-(b)	-(b)	-(b)	0.01

Net Asset Value, End of Period	$17.00	$15.44	$14.67	$15.34	$11.72	$10.50

Total Return	22.17%(c)	29.95%(d)	1.05%(d)	32.22%(d)	13.30%(d)	(23.47%)(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$418,392	$341,647	$302,432	$393,883	$343,668	$342,923
Expenses Before Waivers and Reimbursements(e)	0.73%	0.79%	0.83%	0.79%	0.77%	0.79%
Expenses After Waivers and Reimbursements(e)	0.73%	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements(e)	0.98%	1.52%	0.86%	0.82%	1.18%	1.27%
Portfolio Turnover Rate	13%(c)	41%	31%	42%	48%	42%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

100	Semi-Annual Report | December 31, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP MOMENTUM

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	For the Period Ended 06/30/2010(a)
Net Asset Value, Beginning of Period	$12.19	$11.25	$12.74	$9.33	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.02	0.10	0.04	0.09	-(c)
Net Realized and Unrealized Gain (Loss)	2.25	2.20	(0.35)	3.40	(0.67)

Total from Investment Operations	2.27	2.30	(0.31)	3.49	(0.67)

Less Distributions to Shareholders from:
Net Realized Gain	(1.47)	(1.17)	(1.18)	-	-
Net Investment Income	(0.02)	(0.19)	(0.01)	(0.08)	-

Total Distributions	(1.49)	(1.36)	(1.19)	(0.08)	-

Paid in Capital from Redemption Fees(b)	-(c)	-(c)	0.01	-(c)	-

Net Asset Value, End of Period	$12.97	$12.19	$11.25	$12.74	$9.33

Total Return	19.19%(d)(e)	22.31%(e)	(1.40%)(e)	37.49%(e)	(6.70%)(e)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$5,818	$4,437	$2,070	$3,002	$1,888
Expenses Before Waivers and Reimbursements(f)	3.30%	5.42%	5.73%	5.43%	11.24%
Expenses After Waivers and Reimbursements(f)	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements(f)	0.35%	0.89%	0.38%	0.79%	0.50%
Portfolio Turnover Rate	119%(d)	264%	230%	272%	3%

(a)	Commenced operations on May 28, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Amount represents less than $0.005.
(d)	Not annualized.
(e)	Total return would have been lower had various fees not been waived during the period.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

		Year Ended June 30

	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.11	$11.63	$12.42	$9.14	$8.46	$13.95

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.02	0.08	(0.02)	(0.01)	0.02	0.03
Net Realized and Unrealized Gain (Loss)	2.93	3.40	(0.77)	3.31	0.70	(5.52)

Total from Investment Operations	2.95	3.48	(0.79)	3.30	0.72	(5.49)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	-	-(b)	(0.02)	(0.04)	-

Total Distributions	(0.07)	-	-(b)	(0.02)	(0.04)	-

Net Asset Value, End of Period	$17.99	$15.11	$11.63	$12.42	$9.14	$8.46

Total Return	19.52%(c)(d)	29.92%(d)	(6.35%)(d)	36.17%(d)	8.44%	(39.35%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$35,997	$30,605	$31,778	$46,717	$57,011	$71,697
Expenses Before Waivers and Reimbursements(e)	1.08%	1.13%	1.08%	0.98%	0.93%	0.94%
Expenses After Waivers and Reimbursements(e)	0.94%	0.94%	0.94%	0.94%	0.93%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements(e)	0.18%	0.60%	(0.14%)	(0.12%)	0.21%	0.29%
Portfolio Turnover Rate	60%(c)	78%	63%	87%	87%	75%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

102	Semi-Annual Report | December 31, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$19.21	$14.82	$15.12	$11.45	$9.73	$15.86

Income from Investment Operations:
Net Investment Income(a)	0.08	0.29	0.15	0.14	0.07	0.08
Net Realized and Unrealized Gain (Loss)	3.21	4.46	(0.26)	3.60	1.72	(6.14)

Total from Investment Operations	3.29	4.75	(0.11)	3.74	1.79	(6.06)

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)	(0.07)

Total Distributions	(0.10)	(0.36)	(0.19)	(0.07)	(0.07)	(0.07)

Net Asset Value, End of Period	$22.40	$19.21	$14.82	$15.12	$11.45	$9.73

Total Return	17.17%(b)(c)	32.49%	(0.59%)(c)	32.73%	18.35%	(38.15%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$88,519	$79,248	$67,610	$93,714	$108,701	$132,229
Expenses Before Waivers and Reimbursements(d)	1.00%	0.91%	0.99%	0.87%	0.91%	0.92%
Expenses After Waivers and Reimbursements(d)	0.94%	0.91%	0.94%	0.87%	0.91%	0.92%
Net Investment Income After Waivers and Reimbursements(d)	0.83%	1.71%	1.10%	1.03%	0.64%	0.75%
Portfolio Turnover Rate	48%(b)	64%	49%	84%	81%	83%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

LARGE-CAP GROWTH

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.18	$13.33	$13.38	$10.17	$9.06	$13.73

Income from Investment Operations:
Net Investment Income(a)	0.05	0.16	0.09	0.06	0.06	0.06
Net Realized and Unrealized Gain (Loss)	3.01	2.88	(0.05)	3.22	1.11	(4.66)

Total from Investment Operations	3.06	3.04	0.04	3.28	1.17	(4.60)

Less Distributions to Shareholders from:
Net Investment Income	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)	(0.07)

Total Distributions	(0.09)	(0.19)	(0.09)	(0.07)	(0.06)	(0.07)

Net Asset Value, End of Period	$19.15	$16.18	$13.33	$13.38	$10.17	$9.06

Total Return	18.96%(b)(c)	23.06%(c)	0.37%(c)	32.31%(c)	12.89%(c)	(33.43%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$54,337	$47,967	$48,444	$58,478	$58,409	$70,534
Expenses Before Waivers and Reimbursements(d)	0.90%	0.90%	0.92%	0.86%	0.86%	0.82%
Expenses After Waivers and Reimbursements(d)	0.84%	0.84%	0.84%	0.84%	0.84%	0.82%
Net Investment Income After Waivers and Reimbursements(d)	0.63%	1.10%	0.74%	0.47%	0.55%	0.63%
Portfolio Turnover Rate	45%(b)	49%	55%	65%	40%	49%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

104	Semi-Annual Report | December 31, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP 35 INDEX

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.59	$8.16	$7.60	$6.18	$5.66	$7.21

Income from Investment Operations:
Net Investment Income(a)	0.12	0.21	0.17	0.15	0.13	0.15
Net Realized and Unrealized Gain (Loss)	1.22	1.46	0.55	1.39	0.52	(1.51)

Total from Investment Operations	1.34	1.67	0.72	1.54	0.65	(1.36)

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)	(0.19)

Total Distributions	(0.20)	(0.24)	(0.16)	(0.12)	(0.13)	(0.19)

Net Asset Value, End of Period	$10.73	$9.59	$8.16	$7.60	$6.18	$5.66

Total Return	14.09%(b)(c)	20.89%(c)	9.72%(c)	25.10%(c)	11.25%(c)(d)	(18.77%)(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$521,044	$463,146	$264,161	$331,565	$222,586	$188,012
Expenses Before Waivers and Reimbursements(e)	0.23%	0.27%	0.29%	0.27%	0.27%	0.25%
Expenses After Waivers and Reimbursements(e)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements(e)	2.28%	2.36%	2.28%	2.09%	1.99%	2.58%
Portfolio Turnover Rate	22%(b)	28%	33%	19%	28%	86%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Total return includes the effect of a reimbursement by the Adviser and the accounting agent due to a trading error.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout period indicated)

MANAGED VOLATILITY

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.75	$11.94	$11.58	$10.23	$10.19	$12.58

Income from Investment Operations:
Net Investment Income(a)	0.01	0.05	0.04	0.07	0.10	0.18
Net Realized and Unrealized Gain (Loss)	0.51	0.81	0.39	1.37	0.08	(1.69)

Total from Investment Operations	0.52	0.86	0.43	1.44	0.18	(1.51)

Less Distributions to Shareholders from:
Net Realized Gain	-	-	-	-	-	(0.52)
Net Investment Income	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)	(0.36)

Total Distributions	(0.03)	(0.05)	(0.07)	(0.09)	(0.14)	(0.88)

Net Asset Value, End of Period	$13.24	$12.75	$11.94	$11.58	$10.23	$10.19

Total Return	4.11%(b)(c)	7.23%(c)	3.74%(c)	14.15%(c)	1.67%(c)	(11.66%)(c)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$36,601	$26,703	$23,705	$29,246	$33,684	$47,299
Expenses Before Waivers and Reimbursements(d)	1.22%	1.35%	1.43%	1.22%	1.05%	1.01%
Expenses After Waivers and Reimbursements(d)	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements(d)	0.19%	0.37%	0.39%	0.63%	0.91%	1.72%
Portfolio Turnover Rate	21%(b)	45%	41%	34%	33%	51%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

106	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2013 (each, a “Fund” and collectively, the “Funds”): Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in this report. The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2013, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options, Futures and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last trading price for the security on the exchange on which the security last traded. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NAS-DAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Short-term fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost, and the BNY Mellon Overnight Government Fund invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2013 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2013, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

108	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2013:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Aggressive Investors 1
Securities lending	$3,588,226	-	$3,588,226	-	$3,588,226	-

Ultra-Small Company
Securities lending	$25,062,522	-	$25,062,522	-	$25,062,522	-

Ultra-Small Company Market
Securities lending	$33,849,702	-	$33,849,702	-	$33,849,702	-

Small-Cap Momentum
Securities lending	$308,224	-	$308,224	-	$308,224	-

Small-Cap Growth
Securities lending	$4,717,205	-	$4,717,205	-	$4,717,205	-

Small-Cap Value
Securities lending	$4,417,188	-	$4,417,188	-	$4,417,188	-

Large-Cap Growth
Securities lending	$607,776	-	$607,776	-	$607,776	-

[1]

Collateral with a value of $3,669,998, $26,371,034, $36,128,987, $317,050, $4,825,401, $4,530,788 and $620,100 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds, respectively. Excess of collateral received from an individual counterparty is not shown for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

less than that required under the lending contract. Small-Cap Growth and Managed Volatility Funds obtained additional collateral on the following business day after the period end to ensure the securities on loan were adequately collateralized. As of December 31, 2013 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2013 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

		Asset Derivatives		Liability Derivatives
Fund/Financial Instrument Type	Type of Derivative	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value

Managed Volatility
Equity Contracts	Written Option		$-	Call Options Written at value Put Options Written at value	$396,955 185,569

Fund/Financial Instrument Type	Type of Derivative	Location of Gain (Loss) on Derivatives	Amount of Realized Gain (Loss)	Amount of Unrealized Gain (Loss)
Aggressive Investors 1
Equity Contracts	Purchased
	Option	Realized Gain (Loss) on Investments	$24,400
Managed Volatility
Equity Contracts	Written
	Option	Realized Gain (Loss) on Written Options	$413,218
		Change in Unrealized Appreciation (Depreciation) on Written Options		$(14,594)
	Futures Contract	Realized Gain (Loss) on Futures Contracts	$(1,254,716)

110	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

The derivative instruments outstanding as of December 31, 2013, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2013, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis, that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the period ended December 31, 2013 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2013	921	$185,759	1,204	$282,902
Positions Opened	2,410	465,362	3,749	668,877
Exercised	(686)	(144,646)	(755)	(154,758)
Splits	-	-	-	-
Expired	(862)	(145,212)	(1,621)	(349,104)
Closed	(602)	(134,497)	(682)	(105,688)
Outstanding, December 31, 2013	1,181	$226,766	1,895	$342,229
Value, December 31, 2013		$(396,955)		$(185,569)

The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2013.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period that the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Large-Cap Growth: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.50% of the value of the Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 1000 Growth Index, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended December 31, 2013. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

		Total Waivers and
		Reimbursements
	Expense	for Period Ending
Bridgeway Fund	Limitation	12/31/13

Aggressive Investors 1	1.75%	$-
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	-
Small-Cap Momentum*	0.90%	64,795
Small-Cap Growth	0.94%	23,684
Small-Cap Value	0.94%	24,211
Large-Cap Growth	0.84%	14,258
Blue Chip 35 Index	0.15%	198,166
Managed Volatility	0.94%	42,924

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $101,196, $127,045, $128,493 and $64,795, which expire June 30, 2014, June 30, 2015, June 30, 2016 and June 30, 2017, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2013 were as follows:

	Inter-Portfolio	Inter-Portfolio
Bridgeway Fund	Purchases	Sales

Aggressive Investors 1	$-	$5,038,299
Ultra-Small Company	1,088,203	6,886,636
Ultra-Small Company Market	9,333,993	3,716,226
Small-Cap Momentum	-	85,792
Small-Cap Growth	-	815,119
Small-Cap Value	-	644,962

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments.

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2013 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$152,669,046	$ -	$139,031,848
Ultra-Small Company	-	58,512,166	-	63,365,393
Ultra-Small Company Market	-	49,721,141	-	50,808,424
Small-Cap Momentum	-	6,786,257	-	6,330,543
Small-Cap Growth	-	20,429,714	-	20,875,953
Small-Cap Value	-	39,624,437	-	44,397,994
Large-Cap Growth	-	22,990,946	-	25,216,851
Blue Chip 35 Index	-	110,673,552	-	112,826,692
Managed Volatility	-	6,303,389	200,000	3,527,420

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2013, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$48,969,880	$47,938,395	$162,109,439
Gross depreciation (excess of tax cost over value)	(2,759,487)	(6,637,318)	(6,990,965)
Net unrealized appreciation (depreciation)	$46,210,393	$41,301,077	$155,118,474
Cost of investments for income tax purposes	$201,595,582	$111,037,466	$264,111,066

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$761,556	$9,001,170	$16,692,049
Gross depreciation (excess of tax cost over value)	(81,761)	(1,101,043)	(1,643,422)
Net unrealized appreciation (depreciation)	$679,795	$7,900,127	$15,048,627
Cost of investments for income tax purposes	$5,150,207	$28,283,695	$72,817,143

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$14,263,077	$153,340,583	$6,733,999
Gross depreciation (excess of tax cost over value)	(442,654)	(2,733,526)	(133,550)
Net unrealized appreciation (depreciation)	$13,820,423	$150,607,057	$6,600,449
Cost of investments for income tax purposes	$40,609,408	$370,165,479	$29,664,818

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals and basis adjustments on investments in real estate investment trusts, business development companies, and grantor trusts.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2013 and June 30, 2012, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$2,292,186	$3,284,990	$62,868	$1,269,925
Total	$2,292,186	$3,284,990	$62,868	$1,269,925

	Ultra-Small Company Market		Small-Cap Momentum
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$6,696,197	$3,451,142	$141,707	$280,424
Long-Term Capital Gain	49,178,491	13,433,187	111,136	9,123
Total	$55,874,688	$16,884,329	$252,843	$289,547

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$-	$3,204	$1,722,036	$989,896
Total	$-	$3,204	$1,722,036	$989,896

	Large-Cap Growth		Blue Chip 35 Index
	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$610,529	$342,838	$6,835,197	$7,110,502
Total	$610,529	$342,838	$6,835,197	$7,110,502

	Managed Volatility
	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$99,887	$151,314
Total	$99,887	$151,314

At June 30, 2013, the Funds had available for tax purposes, capital loss carryovers as follows:

	Aggressive Investor 1	Ultra-Small Company
Expiring 6/30/2016	$-	$744,768
6/30/2017	160,555,083	1,662,540
6/30/2018	16,094,317	-

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2017	$2,550,821	$-
6/30/2018	22,793,119	45,870,276

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Expiring 6/30/2017	$-	$7,842,978	$-
6/30/2018	30,056,885	34,451,339	5,400,494
6/30/2019	-	2,656,190	-

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. As of the date of the reorganizations the Aggressive Investors 1 Fund had accumulated capital losses of $62,647,229 which are subject to limitation, and the Micro-Cap Limited Fund had accumulated losses of $8,287,942 which are subject to limitation.

There are no capital loss carryovers for Ultra-Small Company Market Fund and Small-Cap Momentum Fund as of June 30, 2013.

Capital loss carryovers utilized during the period June 30, 2013 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$26,131,655
Ultra-Small Company	601,827
Small-Cap Growth	3,860,085
Small-Cap Value	8,720,515
Large-Cap Growth	3,119,601
Blue Chip 35 Index	10,004,211
Managed Volatility	689,665

Components of Accumulated Earnings (Deficit) As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income (Loss)	$1,735,684	$1,761,492	$-
Accumulated Net Realized Gain (Loss) on Investments*	(176,649,400)	7,008,263	28,755,445
Net Unrealized Appreciation/Depreciation of Investments	30,049,007	35,247,888	99,336,493
Total	$(144,864,709)	$44,017,643	$128,091,938

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income (Loss)	$250,516	$134,918	$340,995
Accumulated Net Realized Gain (Loss) on Investments*	95,098	(25,343,940)	(45,870,276)
Net Unrealized Appreciation/Depreciation of Investments	214,065	6,208,992	15,921,136
Total	$559,679	$(19,000,030)	$(29,608,145)

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

	Large-Cap Growth	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income (Loss)	$89,178	$4,104,472	$90,420
Accumulated Net Realized Gain (Loss) on Investments*	(30,056,885)	(44,950,507)	(5,400,494)
Net Unrealized Appreciation/Depreciation of Investments	11,001,222	111,170,847	4,663,800
Total	$(18,966,485)	$70,324,812	$(646,274)

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2014. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds have no deferred qualified late-year losses.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 18, 2014. Advances under the Facility are limited to $10,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2013, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.43%	$858,083	48	$1,616	$3,066,000
Ultra-Small Company	1.43%	617,500	14	339	920,000
Ultra-Small Company Market	1.43%	593,270	37	859	1,780,000
Small-Cap Growth	1.42%	402,217	23	360	710,000
Small-Cap Value	1.43%	431,140	43	724	1,447,000
Large-Cap Growth	1.42%	326,286	7	89	594,000
Blue Chip 35 Index	1.42%	3,744,875	32	4,674	10,000,000

[1]	Interest expense is included on the Statements of Operations in Miscellaneous expenses.

At December 31, 2013, Aggressive Investors 1 and Large-Cap Growth Funds had loans outstanding in the amounts of $1,610,000 and $594,000, respectively.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2013 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2013 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

120	Semi-Annual Report | December 31, 2013 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2013 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2013 and held until December 31, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/13	Ending Account Value at 12/31/13	Expense Ratio	Expenses Paid During Period* 7/1/13 - 12/31/13

Bridgeway Aggressive Investors 1
Actual Fund Return	$1,000.00	$1,206.50	0.98%	$5.45
Hypothetical Fund Return	$1,000.00	$1,020.27	0.98%	$4.99

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,200.80	1.11%	$6.16
Hypothetical Fund Return	$1,000.00	$1,019.61	1.11%	$5.65

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,221.70	0.73%	$4.09
Hypothetical Fund Return	$1,000.00	$1,021.53	0.73%	$3.72

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,191.90	0.90%	$4.97
Hypothetical Fund Return	$1,000.00	$1,020.67	0.90%	$4.58

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,195.20	0.94%	$5.20
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,171.70	0.94%	$5.15
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

www.bridgeway.com	121

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2013 (Unaudited)

	Beginning Account Value at 7/1/13	Ending Account Value at 12/31/13	Expense Ratio	Expenses Paid During Period* 7/1/13 - 12/31/13

Bridgeway Large-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,189.60	0.84%	$4.64
Hypothetical Fund Return	$1,000.00	$1,020.97	0.84%	$4.28

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,140.90	0.15%	$0.81
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,041.10	0.94%	$4.84
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six- month period (184) divided by the number of days in the fiscal year (365).

122	Semi-Annual Report | December 31, 2013 (Unaudited)

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family of domestic funds

Semi-Annual Report

December 31, 2013 [Unaudited]

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

www.bridgewayomni.com

Bridgeway Funds Standardized Returns as of December 31, 2013 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	12.30%	22.09%	44.64%	NA	NA	27.69%	8/31/2011	0.78%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	11.19%	21.65%	43.08%	NA	NA	16.43%	12/31/2010	0.78%[1]	0.61%[1]

1 Some of the Funds’ fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

2 Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2013.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgewayomni.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgewayomni.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2013

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data, and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

Market Review

Domestic equity markets rose in the fourth quarter of 2013, capping one of the best years for stocks since 1995. Broad market returns for the quarter were up 10.10% as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2013, broad market stocks were up 33.55% as represented by the Russell 3000 Index. Returns among value stocks generally outperformed growth stocks across the market cap spectrum. Mid-cap value stocks led the way, up 27.65%, followed closely by large-cap value stocks, up 25.32%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

www.bridgewayomni.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2013*

	Quarter	Calendar Year
Best Performing	Russell 1000 Growth Index +10.44%	Russell 2000 Growth Index +43.30%
	Russell 3000 Value Index +10.25%	Russell Mid-Cap Growth Index +35.74%
	Russell 1000 Value Index +10.01%	Russell 2000 Value Index +34.52%
	Russell 3000 Value Index +9.95%	Russell 3000 Growth Index +34.23%
	Russell 2000 Value Index +9.30%	Russell 1000 Growth Index +33.48%
	Russell Mid-Cap Value Index +8.56%	Russell Mid-Cap Value Index +33.46%
	Russell Mid-Cap Growth Index +8.23%	Russell 3000 Value Index +32.69%
Worst Performing	Russell 2000 Growth Index +8.17%	Russell 1000 Value Index +32.53%

* It is not possible to invest directly in an index.

The Bridgeway Omni Funds in this semi-annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within a specific asset class.

2	Semi-Annual Report | December 31, 2013 (Unaudited)

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2013

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 12.30%, outperforming our primary market benchmark, the Russell 2000 Value Index (+9.30%).

For the six-month “semi-annual” period ended December 31, 2013, total returns were 22.09% for the Fund and 17.60% for the Russell 2000 Value Index.

For the calendar year ended December 31, 2013, total returns were 44.64% for the Fund and 34.52% for the Russell 2000 Value Index.

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	12.30%	22.09%	44.64%	27.69%
Russell 2000 Value Index	9.30%	17.60%	34.52%	23.63%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Omni Small-Cap Value Fund ranked 19th of 307 small-cap value funds for the twelve month period ended December 31, 2013, and 27th of 277 such funds since inception in August, 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgewayomni.com	3

Omni Small-Cap Value Fund

MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 12/31/13

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2013, we held 508 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to performance. Additionally, the Fund’s holdings within the Consumer Staples and Energy sectors had a positive effect on relative performance.

Detailed Explanation of Calendar Year Performance

Our smaller cap and deeper value exposures helped performance for the calendar year. Relative to our primary market benchmark, we were overweighted in the Consumer Discretionary sector, a strong performing sector; this helped the Fund’s absolute and relative returns. We were underweighted in the Utilities sector, which lagged for the year.

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	OM Group, Inc.	Chemicals	0.8%
2	First Interstate Bancsystem, Inc.	Commercial Banks	0.8%
3	American Equity Investment Life Holding Co.	Insurance	0.7%
4	Fresh Del Monte Produce, Inc.	Food Products	0.7%
5	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.7%
6	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.7%
7	AAR Corp.	Aerospace & Defense	0.7%
8	ManTech International Corp, Class A	IT Services	0.7%
9	Andersons, Inc. (The)	Food & Staples Retailing	0.7%
10	First Midwest Bancorp, Inc.	Commercial Banks	0.7%
	Total		7.2%

4	Semi-Annual Report | December 31, 2013 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2013

	% of Portfolio	% of Russell 2000 Value Index	Difference
Consumer Discretionary	10.1%	10.6%	-0.5%
Consumer Staples	5.5%	2.7%	2.8%
Energy	12.4%	7.2%	5.2%
Financials	35.5%	39.2%	-3.7%
Health Care	5.9%	4.7%	1.2%
Industrials	14.5%	13.6%	0.9%
Information Technology	10.2%	10.6%	-0.4%
Materials	4.6%	4.7%	-0.1%
Telecommunication Services	1.3%	0.6%	0.7%
Utilities	0.0%	6.1%	-6.1%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgewayomni.com	5

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.90%
Aerospace & Defense - 1.23%
AAR Corp.	81,000	$2,268,810
Ducommun, Inc.*	33,100	986,711
Erickson Air-Crane, Inc.*+	28,500	592,515
Kratos Defense & Security Solutions, Inc.*	40,000	307,200

		4,155,236

Air Freight & Logistics - 0.60%
Air Transport Services Group, Inc.*	187,300	1,515,257
Atlas Air Worldwide Holdings, Inc.*	12,800	526,720

		2,041,977

Airlines - 1.13%
Hawaiian Holdings, Inc.*+	96,234	926,733
Republic Airways Holdings, Inc.*	114,400	1,222,936
SkyWest, Inc.	114,068	1,691,629

		3,841,298

Auto Components - 0.45%
China XD Plastics Co., Ltd.*+	50,900	267,734
Modine Manufacturing Co.*	10,000	128,200
SORL Auto Parts, Inc.*+	29,900	119,002
Stoneridge, Inc.*	55,900	712,725
Strattec Security Corp.	1,300	58,071
Superior Industries International, Inc.	12,200	251,686

		1,537,418

Beverages - 0.05%
MGP Ingredients, Inc.	11,318	58,740
Primo Water Corp.*	37,600	98,888

		157,628

Biotechnology - 0.20%
Emergent Biosolutions, Inc.*	30,000	689,700

Building Products - 0.87%
Gibraltar Industries, Inc.*	81,850	1,521,591
Griffon Corp.	108,900	1,438,569

		2,960,160

Capital Markets - 1.76%
BlackRock Kelso Capital Corp.	35,000	326,550
Calamos Asset Management, Inc., Class A	30,500	361,120

Industry Company	Shares	Value

Capital Markets (continued)
Capital Southwest Corp.	22,400	$781,088
CIFC Corp.+	34,600	269,188
Cowen Group, Inc., Class A*	105,900	414,069
FBR & Co.*	21,600	569,808
GFI Group, Inc.	75,000	293,250
Gladstone Capital Corp.	31,900	306,240
INTL. FCStone, Inc.*	2,200	40,788
Investment Technology Group, Inc.*	57,050	1,172,948
JMP Group, Inc.	37,300	276,020
Manning & Napier, Inc.	17,000	300,050
MVC Capital, Inc.	30,000	405,000
Piper Jaffray Cos.*	11,400	450,870

		5,966,989

Chemicals - 1.85%
China Green Agriculture, Inc.*+	36,800	133,216
Core Molding Technologies, Inc.*	700	9,590
Gulf Resources, Inc.*	87,400	205,390
Kraton Performance Polymers, Inc.*	48,350	1,114,468
Material Sciences Corp.*	5,200	61,412
OM Group, Inc.*	74,500	2,712,545
Schulman (A.), Inc.	57,500	2,027,450

		6,264,071

Commercial Banks - 19.80%
1st Source Corp.	53,952	1,723,227
Access National Corp.	2,700	40,365
American National Bankshares, Inc.	21,800	572,250
Ameris Bancorp*	41,900	884,509
BancorpSouth, Inc.	64,850	1,648,487
Bank of Commerce Holdings+	32,300	184,433
Banner Corp.	11,450	513,189
Bar Harbor Bankshares	7,500	299,925
BCB Bancorp, Inc.	10,400	139,880
BNC Bancorp+	61,844	1,060,006
BSB Bancorp, Inc.*+	21,000	316,890
C&F Financial Corp.+	1,200	54,804
Camden National Corp.	9,500	401,090
Capital City Bank Group, Inc.*	28,150	331,326
Carolina Bank Holdings, Inc.*+	11,500	118,450

6	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Central Pacific Financial Corp.	25,000	$502,000
Central Valley Community Bancorp+	20,000	225,000
Century Bancorp, Inc., Class A	15,200	505,400
Chemical Financial Corp.	61,500	1,947,705
Chemung Financial Corp.	13,500	461,295
Columbia Banking System, Inc.	44,518	1,224,690
Enterprise Financial Services Corp.	44,500	908,690
Farmers Capital Bank Corp.*	18,400	400,200
Financial Institutions, Inc.	30,500	753,655
First Bancorp	49,571	823,870
First Bancorp, Inc.	1,295	22,559
First BanCorp. (Puerto Rico)*	288,800	1,787,672
First Busey Corp.	55,710	323,118
First Business Financial Services, Inc.	9,400	353,722
First Commonwealth Financial Corp.	158,300	1,396,206
First Community Bancshares, Inc.	35,000	584,500
First Connecticut Bancorp, Inc.	16,100	259,532
First Financial Bancorp	66,600	1,160,838
First Financial Corp.	24,000	877,440
First Financial Holdings, Inc.	14,506	964,794
First Interstate Bancsystem, Inc.	95,200	2,700,824
First Merchants Corp.	79,311	1,805,118
First Midwest Bancorp, Inc.	129,000	2,261,370
First of Long Island Corp. (The)	8,000	342,960
Firstbank Corp.	14,800	286,232
Flushing Financial Corp.	44,297	916,948
German American Bancorp, Inc.	13,000	370,500
Glacier Bancorp, Inc.	55,200	1,644,408
Great Southern Bancorp, Inc.	21,000	638,610
Hanmi Financial Corp.	50,050	1,095,594
Heartland Financial USA, Inc.	9,200	264,868
Heritage Commerce Corp.	28,100	231,544
Heritage Financial Corp.	30,000	513,300
Horizon Bancorp	3,150	79,790
Hudson Valley Holding Corp.	25,200	512,820
Independent Bank Corp.*	3,800	45,600

Industry Company	Shares	Value

Commercial Banks (continued)
International Bancshares Corp.	65,687	$1,733,480
Intervest Bancshares Corp.*	59,100	443,841
Lakeland Bancorp, Inc.	69,000	853,530
LNB Bancorp, Inc.	16,672	167,220
Macatawa Bank Corp.*	13,200	66,000
MainSource Financial Group, Inc.	41,750	752,752
MB Financial, Inc.	17,400	558,366
MBT Financial Corp.*	42,500	181,050
Mercantile Bank Corp.	16,800	362,544
Metro Bancorp, Inc.*	27,300	588,042
Middleburg Financial Corp.	5,000	90,200
MidSouth Bancorp, Inc.	22,500	401,850
MidWestOne Financial Group, Inc.	15,000	408,000
MutualFirst Financial, Inc.	10,900	186,717
National Penn Bancshares, Inc.	25,000	283,250
NBT Bancorp, Inc.	13,000	336,700
NewBridge Bancorp*	96,700	725,250
Northrim BanCorp, Inc.	5,945	155,997
Old National Bancorp	20,000	307,400
OmniAmerican Bancorp, Inc.*	7,644	163,429
Orrstown Financial Services, Inc.*	16,800	274,680
Pacific Continental Corp.	22,000	350,680
Park Sterling Corp.	48,852	348,803
Peapack Gladstone Financial Corp.	6,894	131,675
Peoples Bancorp, Inc.	29,200	657,292
Pinnacle Financial Partners, Inc.	18,700	608,311
Preferred Bank*	35,700	715,785
Premier Financial Bancorp, Inc.	4,200	59,430
PrivateBancorp, Inc.	74,750	2,162,518
Renasant Corp.	47,946	1,508,381
Republic Bancorp, Inc., Class A	21,550	528,837
Republic First Bancorp, Inc.*	37,000	110,260
S&T Bancorp, Inc.	49,300	1,247,783
Sandy Spring Bancorp, Inc.	24,000	676,560
Shore Bancshares, Inc.*	1,112	10,253
Sierra Bancorp	20,000	321,800
Southside Bancshares, Inc.+	13,335	364,579
Southwest Bancorp, Inc.*	32,900	523,768
State Bank Financial Corp.	57,384	1,043,815
StellarOne Corp.	62,600	1,506,782
Suffolk Bancorp*	27,996	582,317

www.bridgewayomni.com	7

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Summit State Bank	6,000	$63,300
Tompkins Financial Corp.	12,808	658,203
Trico Bancshares	37,400	1,061,038
Umpqua Holdings Corp.	7,200	137,808
United Community Banks, Inc.*	35,650	632,787
Univest Corp. of Pennsylvania	37,600	777,568
Washington Banking Co.	34,000	602,820
WesBanco, Inc.	51,900	1,660,800
Wintrust Financial Corp.	18,000	830,160
Yadkin Financial Corp.*	38,452	655,222

		67,061,836

Commercial Services & Supplies - 2.50%
ACCO Brands Corp.*	233,000	1,565,760
ARC Document Solutions, Inc.*	125,850	1,034,487
Consolidated Graphics, Inc.*	27,600	1,861,344
Courier Corp.	31,200	564,408
Ennis, Inc.	54,492	964,508
Kimball International, Inc., Class B	67,200	1,010,016
Multi-Color Corp.	22,400	845,376
Schawk, Inc.	1,966	29,235
Versar, Inc.*	24,800	119,784
Viad Corp.	17,400	483,372

		8,478,290

Communications Equipment - 0.82%
Aviat Networks, Inc.*	310,400	701,504
Bel Fuse, Inc., Class B	13,500	287,685
Black Box Corp.	25,050	746,490
ClearOne, Inc.*+	27,500	241,175
Comtech Telecommuni-cations Corp.	15,000	472,800
Harmonic, Inc.*	28,700	211,806
Relm Wireless Corp.*	33,900	114,243

		2,775,703

Computers & Peripherals - 0.10%
Hutchinson Technology, Inc.*	100,900	322,880

Construction & Engineering - 1.11%
Aegion Corp.*	30,700	672,023
Argan, Inc.	18,600	512,616
Goldfield Corp. (The)*	20,000	39,000
Layne Christensen Co.*+	14,000	239,120
MYR Group, Inc.*	12,100	303,468
Northwest Pipe Co.*	13,400	505,984
Orion Marine Group, Inc.*	27,800	334,434

Industry Company	Shares	Value

Construction & Engineering (continued)
Pike Corp.*	90,000	$951,300
Sterling Construction Co., Inc.*	18,250	214,073

		3,772,018

Consumer Finance - 0.80%
Asta Funding, Inc.	29,100	245,022
Cash America International, Inc.	10,200	390,660
Consumer Portfolio Services, Inc.*	57,000	535,230
DFC Global Corp.*	34,600	396,170
Encore Capital Group, Inc.*	1,179	59,257
Nelnet, Inc., Class A	25,800	1,087,212

		2,713,551

Distributors - 0.03%
VOXX International Corp.*	6,500	108,550

Diversified Consumer Services - 0.37%
Corinthian Colleges, Inc.*	108,650	193,397
Lincoln Educational Services Corp.	39,150	194,967
Regis Corp.	60,450	877,130

		1,265,494

Diversified Financial Services - 1.06%
Gain Capital Holdings, Inc.+	47,599	357,468
Interactive Brokers Group, Inc., Class A	51,150	1,244,991
MicroFinancial, Inc.	32,846	280,833
PHH Corp.*	69,550	1,693,543

		3,576,835

Diversified Telecommunication Services - 0.89%
Alaska Communications Systems Group, Inc.*	136,100	288,532
Cbeyond, Inc.*	26,550	183,195
General Communication, Inc., Class A*	82,650	921,548
Hawaiian Telcom Holdco, Inc.*	27,500	807,675
Iridium Communications, Inc.*+	97,728	611,777
Premiere Global Services, Inc.*	700	8,113
Vonage Holdings Corp.*	53,700	178,821

		2,999,661

Electrical Equipment - 0.17%
Broadwind Energy, Inc.*	25,000	236,000
Lihua International, Inc.*+	6,700	38,324

8	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Orion Energy Systems, Inc.*	35,000	$238,000
SL Industries, Inc.+	1,650	44,715
Ultralife Corp.*	7,350	26,093

		583,132

Electronic Equipment, Instruments & Components - 3.81%
Benchmark Electronics, Inc.*	65,100	1,502,508
CTS Corp.	25,000	497,750
IEC Electronics Corp.*	800	3,344
Insight Enterprises, Inc.*	29,800	676,758
Key Tronic Corp.*	22,000	242,440
Multi-Fineline Electronix, Inc.*	45,600	633,384
Newport Corp.*	26,000	469,820
PAR Technology Corp.*	29,000	158,050
PC Connection, Inc.	12,000	298,200
PCM, Inc.*	5,600	57,512
Plexus Corp.*	13,000	562,770
Radisys Corp.*	50,600	115,874
Sanmina Corp.*	142,700	2,383,090
ScanSource, Inc.*	21,800	924,974
SYNNEX Corp.*	35,900	2,419,660
TTM Technologies, Inc.*	87,800	753,324
Viasystems Group, Inc.*	54,200	741,456
Vishay Precision Group, Inc.*	31,448	468,261

		12,909,175

Energy Equipment & Services - 3.97%
Basic Energy Services, Inc.*	120,700	1,904,646
C&J Energy Services, Inc.*+	66,300	1,531,530
Cal Dive International, Inc.*	178,300	358,383
Dawson Geophysical Co.*	26,000	879,320
ENGlobal Corp.*	83,200	115,648
Forbes Energy Services, Ltd.*	62,800	205,356
Gulfmark Offshore, Inc., Class A	13,000	612,690
Hercules Offshore, Inc.*	333,700	2,179,061
Key Energy Services, Inc.*	102,600	810,540
Mitcham Industries, Inc.*	30,600	541,926
Natural Gas Services Group, Inc.*	19,800	545,886
Parker Drilling Co.*	132,950	1,080,884
PHI, Inc.*	37,200	1,614,480
Pioneer Energy Services Corp.*	131,640	1,054,436

		13,434,786

Food & Staples Retailing - 2.17%
Andersons, Inc. (The)	25,400	2,264,918

Industry Company	Shares	Value

Food & Staples Retailing (continued)
Ingles Markets, Inc., Class A	34,000	$921,400
Pantry, Inc. (The)*	30,700	515,146
Roundy’s, Inc.+	138,100	1,361,666
Spartan Stores, Inc.	56,146	1,363,225
Weis Markets, Inc.	17,500	919,800

		7,346,155

Food Products - 2.33%
Chiquita Brands International, Inc.*	130,700	1,529,190
Coffee Holding Co., Inc.+	13,500	68,715
Fresh Del Monte Produce, Inc.	88,000	2,490,400
John B. Sanfilippo & Son, Inc.	26,438	652,490
Omega Protein Corp.*	45,150	554,893
Post Holdings, Inc.*	40,000	1,970,800
Seneca Foods Corp., Class A*	16,400	522,996
SkyPeople Fruit Juice, Inc.*	62,900	110,075

		7,899,559

Health Care Equipment & Supplies - 1.59%
Alphatec Holdings, Inc.*	220,000	442,200
AngioDynamics, Inc.*	74,400	1,278,936
CryoLife, Inc.	28,700	318,283
Invacare Corp.	47,350	1,098,994
Medical Action Industries, Inc.*	48,600	416,016
PhotoMedex, Inc.*+	36,397	471,341
RTI Surgical, Inc.*	23,600	83,544
Symmetry Medical, Inc.*	125,000	1,260,000

		5,369,314

Health Care Providers & Services - 4.11%
Addus HomeCare Corp.*	4,800	107,760
Almost Family, Inc.*	13,300	429,989
Amedisys, Inc.*	99,900	1,461,537
Amsurg Corp.*	28,550	1,311,016
BioTelemetry, Inc.*	74,500	591,530
Cross Country Healthcare, Inc.*	71,850	717,063
Five Star Quality Care, Inc.*	157,300	863,577
Gentiva Health Services, Inc.*	40,000	496,400
Kindred Healthcare, Inc.	81,350	1,605,849
LHC Group, Inc.*	38,000	913,520
Magellan Health Services, Inc.*	6,000	359,460
Molina Healthcare, Inc.*	41,650	1,447,337
National Healthcare Corp.	8,000	431,280
PharMerica Corp.*	54,350	1,168,525

www.bridgewayomni.com	9

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Providence Service Corp. (The)*	16,000	$411,520
Select Medical Holdings Corp.	86,900	1,008,909
Skilled Healthcare Group, Inc., Class A*	50,000	240,500
Triple-S Management Corp., Class B*	18,800	365,472

		13,931,244

Hotels, Restaurants & Leisure - 2.93%
Boyd Gaming Corp.*	136,100	1,532,486
Bravo Brio Restaurant Group, Inc.*	33,800	549,926
Carrols Restaurant Group, Inc.*	48,025	317,445
Fiesta Restaurant Group, Inc.*	18,025	941,626
Frisch’s Restaurants, Inc.	6,800	174,284
Full House Resorts, Inc.*	39,350	110,180
International Speedway Corp., Class A	9,920	352,061
Isle of Capri Casinos, Inc.*	96,200	865,800
Lakes Entertainment, Inc.*+	22,700	89,665
Luby’s, Inc.*	12,600	97,272
Marcus Corp. (The)	13,350	179,424
Monarch Casino & Resort, Inc.*	29,400	590,352
Pinnacle Entertainment, Inc.*	47,450	1,233,226
Red Robin Gourmet Burgers, Inc.*	6,800	500,072
Ruby Tuesday, Inc.*	139,900	969,507
Speedway Motorsports, Inc.	71,900	1,427,215

		9,930,541

Household Durables - 0.62%
Bassett Furniture Industries, Inc.	21,900	334,632
CSS Industries, Inc.	22,600	648,168
Lifetime Brands, Inc.	24,400	383,812
NACCO Industries, Inc., Class A	9,250	575,258
Stanley Furniture Co., Inc.*	44,900	172,416

		2,114,286

Household Products - 0.70%
Central Garden & Pet Co., Class A*	76,750	518,063
Harbinger Group, Inc.*	157,700	1,868,745

		2,386,808

Industry Company	Shares	Value

Insurance - 7.47%
American Equity Investment Life Holding Co.	94,850	$2,502,143
AMERISAFE, Inc.	10,000	422,400
Baldwin & Lyons, Inc., Class B	13,400	366,088
Crawford & Co., Class B	73,674	680,748
Donegal Group, Inc., Class A	26,900	427,710
Eastern Insurance Holdings, Inc.	15,400	377,146
EMC Insurance Group, Inc.	13,700	419,494
Employers Holdings, Inc.	38,500	1,218,525
FBL Financial Group, Inc., Class A	19,850	889,081
Federated National Holding Co.	20,000	292,600
Fortegra Financial Corp.*	44,785	370,372
Hallmark Financial Services, Inc.*	37,800	335,853
Hilltop Holdings, Inc.*	20,000	462,600
Horace Mann Educators Corp.	60,800	1,917,632
Independence Holding Co.	10,000	134,900
Infinity Property & Casualty Corp.	15,640	1,122,170
Kansas City Life Insurance Co.	3,400	162,316
Maiden Holdings, Ltd.	162,600	1,777,218
Meadowbrook Insurance Group, Inc.	120,150	836,244
Montpelier Re Holdings, Ltd.	46,400	1,350,240
National Interstate Corp.	8,000	184,000
National Western Life Insurance Co., Class A	2,125	475,044
Navigators Group, Inc. (The)*	27,000	1,705,320
Safety Insurance Group, Inc.	10,500	591,150
Selective Insurance Group, Inc.	30,650	829,389
State Auto Financial Corp.	3,800	80,712
Stewart Information Services Corp.	62,150	2,005,580
United Fire Group, Inc.	58,800	1,685,208
United Insurance Holdings Corp.+	30,000	422,400
Universal Insurance Holdings, Inc.	86,316	1,249,856

		25,294,139

10	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail - 0.50%
FTD Cos., Inc.*	25,380	$826,880
Orbitz Worldwide, Inc.*	118,900	853,702

		1,680,582

Internet Software & Services - 1.22%
Digital River, Inc.*	29,100	538,350
IntraLinks Holdings, Inc.*	40,000	484,400
Marchex, Inc., Class B	70,000	605,500
Monster Worldwide, Inc.*	179,200	1,277,696
QuinStreet, Inc.*	76,000	660,440
United Online, Inc.*	41,128	565,921

		4,132,307

IT Services - 1.60%
CACI International, Inc., Class A*+	25,924	1,898,155
CIBER, Inc.*	32,350	133,929
CSP, Inc.	10,000	80,700
Dynamics Research Corp.*	29,900	343,252
Hackett Group, Inc. (The)+	22,300	138,483
ManTech International Corp., Class A+	75,800	2,268,694
Pfsweb, Inc.*	10,300	93,421
Sykes Enterprises, Inc.*	21,900	477,639

		5,434,273

Leisure Equipment & Products - 0.15%
Johnson Outdoors, Inc., Class A	15,700	423,115
Summer Infant, Inc.*	41,400	74,934

		498,049

Machinery - 2.13%
American Railcar Industries, Inc.+	30,500	1,395,375
Ampco-Pittsburgh Corp.	18,800	365,660
Briggs & Stratton Corp.	54,300	1,181,568
Cleantech Solutions International, Inc.*+	11,500	62,790
FreightCar America, Inc.	14,200	378,004
Greenbrier Cos., Inc. (The)*	37,700	1,238,068
Hardinge, Inc.	15,000	217,050
Kadant, Inc.	10,000	405,200
Key Technology, Inc.*	1,950	27,944
Lydall, Inc.*	39,700	699,514
Miller Industries, Inc.	10,400	193,752
NN, Inc.	17,950	362,410
Supreme Industries, Inc., Class A*	35,805	208,743

Industry Company	Shares	Value

Machinery (continued)
Tecumseh Products Co., Class A*	15,000	$135,750
Titan International, Inc.	20,000	359,600

		7,231,428

Marine - 0.18%
Baltic Trading, Ltd.	42,800	275,632
Eagle Bulk Shipping, Inc.*+	41,987	192,720
International Shipholding Corp.	5,038	148,621

		616,973

Media - 1.89%
A.H. Belo Corp., Class A	41,700	311,499
Ballantyne Strong, Inc.*	14,000	64,820
Cumulus Media, Inc., Class A*+	25,200	194,796
Digital Generation, Inc.*	25,000	318,750
E.W. Scripps Co., Class A (The)*	26,500	575,580
Entercom Communications Corp., Class A*	46,545	489,188
Gray Television, Inc.*	99,550	1,481,304
Harte-Hanks, Inc.	136,600	1,068,212
Insignia Systems, Inc.*	10,000	27,300
Journal Communications, Inc., Class A*	57,100	531,601
Radio One, Inc., Class D*+	108,100	409,699
Reading International, Inc., Class A*	10,700	80,143
Salem Communications Corp., Class A	24,800	215,760
Scholastic Corp.	18,250	620,682

		6,389,334

Metals & Mining - 2.14%
A.M. Castle & Co.*	57,800	853,706
Century Aluminum Co.*	169,100	1,768,786
Friedman Industries, Inc.	3,000	25,500
Horsehead Holding Corp.*+	7,800	126,438
Kaiser Aluminum Corp.	21,980	1,543,875
Materion Corp.	33,400	1,030,390
Olympic Steel, Inc.	43,200	1,251,936
SunCoke Energy, Inc.*	28,000	638,680

		7,239,311

Multiline Retail - 0.42%
Fred’s, Inc., Class A	46,200	855,624

www.bridgewayomni.com	11

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Multiline Retail (continued)
Tuesday Morning Corp.*	34,600	$552,216

		1,407,840

Oil, Gas & Consumable Fuels - 8.48%
Adams Resources & Energy, Inc.	11,300	774,050
Alon USA Energy, Inc.+	83,950	1,388,533
Alpha Natural Resources, Inc.*+	51,000	364,140
Bill Barrett Corp.*+	31,200	835,536
Callon Petroleum Co.*	80,400	525,012
Carrizo Oil & Gas, Inc.*	10,000	447,700
Clayton Williams Energy, Inc.*	16,000	1,311,200
Cloud Peak Energy, Inc.*	91,900	1,654,200
Comstock Resources, Inc.	65,900	1,205,311
Crosstex Energy, Inc.	59,450	2,149,712
Delek US Holdings, Inc.	46,600	1,603,506
DHT Holdings, Inc.	36,722	251,178
EPL Oil & Gas, Inc.*	78,200	2,228,700
Equal Energy, Ltd.	93,200	497,688
Gastar Exploration, Ltd.*+	95,500	660,860
Green Plains Renewable Energy, Inc.	90,200	1,748,978
Hallador Energy Co.	70,000	564,200
Knightsbridge Tankers, Ltd.+	28,000	257,320
L&L Energy, Inc.*Δ+	160,750	242,733
Matador Resources Co.*	20,000	372,800
Midstates Petroleum Co., Inc.*+	138,300	915,546
New Concept Energy, Inc.*	4,800	8,400
Northern Oil and Gas, Inc.*+	39,100	589,237
Penn Virginia Corp.*	142,300	1,341,889
Renewable Energy Group, Inc.*	110,550	1,266,903
Resolute Energy Corp.*+	59,300	535,479
REX American Resources Corp.*	24,020	1,073,934
Sanchez Energy Corp.*+	15,000	367,650
Stone Energy Corp.*	46,700	1,615,353
U.S. Energy Corp.*	72,700	273,352
W&T Offshore, Inc.	74,600	1,193,600
Warren Resources, Inc.*	144,400	453,416

		28,718,116

Paper & Forest Products - 0.60%
Mercer International, Inc.*	79,150	789,126
Resolute Forest Products*	77,000	1,233,540

		2,022,666

Industry Company	Shares	Value

Personal Products - 0.23%
Nutraceutical International Corp.*	28,700	$768,586

Professional Services - 1.91%
CBIZ, Inc.*	115,775	1,055,868
CDI Corp.	32,000	592,960
FTI Consulting, Inc.*	16,000	658,240
Heidrick & Struggles International, Inc.	35,000	704,900
ICF International, Inc.*	17,150	595,276
Kelly Services, Inc., Class A	13,600	339,184
Navigant Consulting, Inc.*	99,600	1,912,320
RCM Technologies, Inc.*	6,100	42,578
VSE Corp.	11,800	566,518

		6,467,844

Road & Rail - 1.31%
Arkansas Best Corp.	45,700	1,539,176
Celadon Group, Inc.	22,400	436,352
Covenant Transportation Group, Inc., Class A*	45,300	371,913
Marten Transport, Ltd.	55,482	1,120,182
P.A.M. Transportation Services, Inc.*	4,000	82,880
Saia, Inc.*	23,625	757,181
USA Truck, Inc.*	9,636	128,930

		4,436,614

Semiconductors & Semiconductor Equipment - 2.24%
Advanced Energy Industries, Inc.*	11,800	269,748
Alpha & Omega Semiconductor, Ltd.*	55,000	424,050
Amkor Technology, Inc.*+	99,000	606,870
Diodes, Inc.*	16,400	386,384
Integrated Silicon Solution, Inc.*	49,800	602,082
Kulicke & Soffa Industries, Inc.*	71,900	956,270
Magnachip Semiconductor Corp.*	38,400	748,800
Pericom Semiconductor Corp.*	40,000	354,400
Photronics, Inc.*	105,950	956,728
Spansion, Inc., Class A*	136,500	1,895,985
Ultra Clean Holdings, Inc.*	39,300	394,179

		7,595,496

Software - 0.41%
Ebix, Inc.+	40,000	588,800

12	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Software (continued)
Net 1 UEPS Technologies, Inc.*	3,400	$29,682
NetSol Technologies, Inc.*+	31,000	180,730
TeleCommunication Systems, Inc., Class A*	110,743	256,924
Telenav, Inc.*	46,500	306,435
Trunkbow International Holdings, Ltd.*	29,900	39,468

		1,402,039

Specialty Retail - 1.80%
Barnes & Noble, Inc.*	73,400	1,097,330
Brown Shoe Co., Inc.	51,400	1,446,396
Build-A-Bear Workshop, Inc.*	8,050	60,778
Citi Trends, Inc.*	28,900	491,300
hhgregg, Inc.*+	15,000	209,550
Office Depot, Inc.*	188,900	999,281
Pep Boys-Manny, Moe & Jack (The)*	40,900	496,526
Stein Mart, Inc.	33,750	453,937
TravelCenters of America LLC*	35,400	344,796
West Marine, Inc.*	35,300	502,319

		6,102,213

Textiles, Apparel & Luxury Goods - 0.89%
Delta Apparel, Inc.*	10,000	169,800
Joe’s Jeans, Inc.*	192,000	211,200
Perry Ellis International, Inc.*	25,500	402,645
Rocky Brands, Inc.	9,900	144,243
Skechers U.S.A., Inc., Class A*	27,000	894,510
Unifi, Inc.*	44,300	1,206,732

		3,029,130

Thrifts & Mortgage Finance - 4.58%
Astoria Financial Corp.	112,100	1,550,343
Bank Mutual Corp.	124,700	874,147
BankFinancial Corp.	35,100	321,516
Berkshire Hills Bancorp, Inc.	10,000	272,700
Cape Bancorp, Inc.	29,300	297,688
Dime Community Bancshares, Inc.	42,100	712,332
ESB Financial Corp.	36,600	519,720
ESSA Bancorp, Inc.	33,100	382,636
Federal Agricultural Mortgage Corp., Class C	21,500	736,375
First Defiance Financial Corp.	19,400	503,818

Industry Company	Shares	Value

Thrifts & Mortgage Finance (continued)
First Financial Northwest, Inc.	35,182	$364,837
Flagstar Bancorp, Inc.*	57,100	1,120,302
Heritage Financial Group, Inc.	16,800	323,400
Home Loan Servicing Solutions, Ltd.	20,000	459,400
HomeStreet, Inc.	26,400	528,000
HopFed Bancorp, Inc.	18,100	206,159
Meta Financial Group, Inc.	7,900	318,607
NASB Financial, Inc.+	2,600	78,520
Northwest Bancshares, Inc.	22,000	325,160
OceanFirst Financial Corp.	39,900	683,487
Provident Financial Holdings, Inc.	26,600	399,000
Provident Financial Services, Inc.	69,700	1,346,604
Pulaski Financial Corp.	4,900	55,174
Riverview Bancorp, Inc.*	50,000	145,000
Rockville Financial, Inc.	42,900	609,609
Security National Financial Corp., Class A*+	71,000	342,220
SI Financial Group, Inc.	15,000	180,750
Territorial Bancorp, Inc.	21,200	491,840
Timberland Bancorp, Inc.	9,000	86,580
United Community Bancorp	11,800	134,520
United Community Financial Corp.*	61,324	218,927
Westfield Financial, Inc.	53,081	395,984
WSFS Financial Corp.	7,000	542,710

		15,528,065

Trading Companies & Distributors - 1.36%
AeroCentury Corp.*+	5,400	92,772
Aircastle, Ltd.	73,900	1,415,924
CAI International, Inc.*	16,500	388,905
Essex Rental Corp.*	57,700	188,679
Rush Enterprises, Inc., Class A*	58,500	1,734,525
TAL International Group, Inc.+	7,000	401,450
Willis Lease Finance Corp.*	22,000	381,920

		4,604,175

Wireless Telecommunication Services - 0.37%
Leap Wireless International, Inc.*	32,900	572,460
Shenandoah Telecommuni-cations Co.	5,600	143,752

www.bridgewayomni.com	13

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (continued)
USA Mobility, Inc.		37,200	$531,216

			1,247,428

TOTAL COMMON STOCKS - 99.90%			338,440,903

(Cost $250,705,159)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.05%
BlackRock FedFund	0.02%	184,927	184,927

TOTAL MONEY MARKET FUND - 0.05%			184,927

(Cost $184,927)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.91%
BNY Mellon Overnight Government Fund	0.01%	13,254,708	13,254,708

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.91%			13,254,708

(Cost $13,254,708)

TOTAL INVESTMENTS - 103.86%			$351,880,538
(Cost $264,144,794)
Liabilities in Excess of Other Assets - (3.86%)			(13,091,073)

NET ASSETS - 100.00%			$338,789,465

*	Non-income producing security.
^	Rate disclosed as of December 31, 2013.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $12,824,207 at December 31, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$338,198,170	$—	$242,733	$338,440,903
Money Market Fund	—	184,927	—	184,927
Investments Purchased with Cash Proceeds From Securities Lending	—	13,254,708	—	13,254,708

TOTAL	$338,198,170	$13,439,635	$242,733	$351,880,538

14	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2013	$—	$—
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)[1]	(27,327)	(27,327)
Transfers in2,3	270,060	270,060
Transfers out	—	—

Balance as of 12/31/2013	$242,733	$242,733

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2013	$(27,327)	$(27,327)

[1]Change in unrealized appreciation/(depreciation) for Level 3 securities is included on the Statements of Operations in the Change in Unrealized Appreciation (Depreciation) on Investments.

[2]Transfers in represent the value as of the beginning of the reporting period, for any investment security where significant transfers in the pricing level occurred during the period. The purchase value is used in situations where the investment was not held as of the beginning of the period.

[3]Transfer took place as a result of a trading halt.

See Notes to Financial Statements.

www.bridgewayomni.com	15

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2013

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2013, our Fund appreciated 11.19%, outperforming our primary market benchmark, the Russell 2000 Value Index (+9.30%).

For the six-month “semi-annual” period ended December 31, 2013, total returns were 21.65% for the Fund and 17.60% for the Russell 2000 Value Index.

For the calendar year ended December 31, 2013, total returns were 43.08% for the Fund and 34.52% for the Russell 2000 Value Index.

The table below presents our December quarter, six-month, one-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2013

				Annualized
	Quarter	6 Months	1 Year	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	11.19%	21.65%	43.08%	16.43%
Russell 2000 Value Index	9.30%	17.60%	34.52%	14.49%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of December 31, 2013, Omni Tax-Managed Small-Cap Value Fund ranked 39th of 307 small-cap value funds for the twelve month period ended December 31, 2013 and 49th of 251 such funds since inception in December, 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

16	Semi-Annual Report | December 31, 2013 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 12/31/13

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2013, we held 522 such stocks in a market cap weighted style. We make no attempt to track any particular index in either performance or statistics.

Our design tilt toward deeper value and smaller stocks contributed positively to performance. Additionally, the Fund’s holdings within the Consumer Staples and Energy sectors had a positive effect on relative performance.

Detailed Explanation of Calendar Year Performance

Our smaller cap and deeper value exposure helped performance for the calendar year. Relative to our primary market benchmark, we were overweighted in the Consumer Discretionary sector, a strong performing sector; this helped the Fund’s absolute and relative returns. We were underweighted in the Utilities sector, which lagged for the year.

Top Ten Holdings as of December 31, 2013

Rank	Description	Industry	% of Net Assets
1	Crosstex Energy, Inc.	Oil, Gas & Consumable Fuels	0.9%
2	OM Group, Inc.	Chemicals	0.8%
3	First Interstate Bancsystem, Inc.	Commercial Banks	0.8%
4	SYNNEX Corp.	Electronic Equipment, Instruments & Components	0.7%
5	Fresh Del Monte Produce, Inc.	Food Products	0.7%
6	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.7%
7	BancorpSouth, Inc.	Commercial Banks	0.7%
8	AAR Corp.	Aerospace & Defense	0.7%
9	Horace Mann Educators Corp.	Insurance	0.7%
10	ManTech International Corp., Class A	IT Services	0.7%
	Total		7.4%

www.bridgewayomni.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2013

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	9.1%	10.6%	-1.5%
Consumer Staples	5.6%	2.7%	2.9%
Energy	13.4%	7.2%	6.2%
Financials	35.9%	39.2%	-3.3%
Health Care	5.9%	4.7%	1.2%
Industrials	14.9%	13.6%	1.3%
Information Technology	10.1%	10.6%	-0.5%
Materials	3.9%	4.7%	-0.8%
Telecommunication Services	1.1%	0.6%	0.5%
Utilities	0.0%	6.1%	-6.1%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2013, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short-term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

18	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
COMMON STOCKS - 99.79%
Aerospace & Defense - 1.30%
AAR Corp.	84,660	$2,371,327
Ducommun, Inc.*	34,750	1,035,897
Erickson Air-Crane, Inc.*+	27,700	575,883
Kratos Defense & Security Solutions, Inc.*	76,900	590,592

		4,573,699

Air Freight & Logistics - 0.67%
Air Transport Services Group, Inc.*	193,450	1,565,010
Atlas Air Worldwide Holdings, Inc.*	18,700	769,505

		2,334,515

Airlines - 1.17%
Hawaiian Holdings, Inc.*+	96,200	926,406
Republic Airways Holdings, Inc.*	142,504	1,523,368
SkyWest, Inc.	111,832	1,658,468

		4,108,242

Auto Components - 0.42%
China Automotive Systems, Inc.*+	28,500	226,005
China XD Plastics Co., Ltd.*+	16,000	84,160
Modine Manufacturing Co.*	28,900	370,498
SORL Auto Parts, Inc.*	25,000	99,500
Stoneridge, Inc.*	11,900	151,725
Strattec Security Corp.	4,380	195,655
Superior Industries International, Inc.	16,600	342,458

		1,470,001

Beverages - 0.02%
MGP Ingredients, Inc.	12,300	63,837

Biotechnology - 0.13%
Emergent Biosolutions, Inc.*	20,000	459,800

Building Products - 0.86%
Gibraltar Industries, Inc.*	84,706	1,574,685
Griffon Corp.	110,250	1,456,402

		3,031,087

Capital Markets - 1.89%
Calamos Asset Management, Inc., Class A	49,700	588,448
Capital Southwest Corp.	16,800	585,816
CIFC Corp.	41,000	318,980
Cowen Group, Inc., Class A*	157,300	615,043

Industry Company	Shares	Value

Capital Markets (continued)
FBR & Co.*	11,775	$310,624
GFI Group, Inc.	135,680	530,509
INTL. FCStone, Inc.*	29,950	555,273
Investment Technology Group, Inc.*	63,250	1,300,420
JMP Group, Inc.	37,400	276,760
Manning & Napier, Inc.	27,800	490,670
MVC Capital, Inc.	30,000	405,000
Piper Jaffray Cos.*	16,100	636,755

		6,614,298

Chemicals - 1.58%
Core Molding Technologies, Inc.*	7,425	101,722
Kraton Performance Polymers, Inc.*	16,075	370,529
Material Sciences Corp.*	14,900	175,969
OM Group, Inc.*	77,800	2,832,698
Schulman (A.), Inc.	58,600	2,066,236

		5,547,154

Commercial Banks - 20.05%
1st Source Corp.	52,500	1,676,850
Access National Corp.	600	8,970
American National Bankshares, Inc.	13,060	342,825
Ameris Bancorp*	30,300	639,633
BancorpSouth, Inc.	95,900	2,437,778
Bank of Commerce Holdings	28,400	162,164
Bank of Kentucky Financial Corp.	4,400	162,360
Banner Corp.	25,057	1,123,055
Bar Harbor Bankshares	7,000	279,930
BCB Bancorp, Inc.	11,300	151,985
BNC Bancorp+	61,956	1,061,926
BSB Bancorp, Inc.*	15,800	238,422
C&F Financial Corp.	2,400	109,608
Camden National Corp.	5,853	247,114
Capital City Bank Group, Inc.*	40,050	471,388
Carolina Bank Holdings, Inc.*	11,500	118,450
Central Pacific Financial Corp.	49,400	991,952
Central Valley Community Bancorp	21,000	236,250
Century Bancorp, Inc., Class A	14,300	475,475
Chemical Financial Corp.	60,300	1,909,701
Chemung Financial Corp.	10,998	375,802

www.bridgewayomni.com	19

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Columbia Banking System, Inc.	38,300	$1,053,633
Eastern Virginia Bankshares, Inc.*	7,051	49,357
Enterprise Financial Services Corp.	43,500	888,270
Farmers Capital Bank Corp.*	13,400	291,450
Financial Institutions, Inc.	30,000	741,300
First Bancorp	51,600	857,592
First Bancorp, Inc.	11,800	205,556
First BanCorp. (Puerto Rico)*	293,700	1,818,003
First Busey Corp.	111,500	646,700
First Business Financial Services, Inc.	9,200	346,196
First Commonwealth Financial Corp.	121,200	1,068,984
First Community Bancshares, Inc.	13,100	218,770
First Connecticut Bancorp, Inc.	4,800	77,376
First Financial Bancorp	68,337	1,191,114
First Financial Corp.	26,830	980,905
First Financial Holdings, Inc.	16,911	1,124,751
First Interstate Bancsystem, Inc.	94,600	2,683,802
First Merchants Corp.	71,000	1,615,960
First Midwest Bancorp, Inc.	115,900	2,031,727
First of Long Island Corp. (The)	12,000	514,440
Firstbank Corp.	1,500	29,010
Flushing Financial Corp.	43,300	896,310
German American Bancorp, Inc.	12,500	356,250
Glacier Bancorp, Inc.	76,700	2,284,893
Great Southern Bancorp, Inc.	20,750	631,007
Hanmi Financial Corp.	46,563	1,019,264
Heartland Financial USA, Inc.	1,750	50,382
Heritage Commerce Corp.	30,000	247,200
Heritage Financial Corp.	30,000	513,300
Home Federal Bancorp, Inc.	19,300	287,570
HomeTrust Bancshares, Inc.*	50,000	799,500
Horizon Bancorp	1,363	34,525
Hudson Valley Holding Corp.	37,800	769,230
Independent Bank Corp.*	10,500	126,000
International Bancshares Corp.	64,600	1,704,794
Intervest Bancshares Corp.*	45,200	339,452

Industry Company	Shares	Value

Commercial Banks (continued)
Lakeland Bancorp, Inc.	68,515	$847,531
LNB Bancorp, Inc.	17,000	170,510
Macatawa Bank Corp.*	12,550	62,750
MainSource Financial Group, Inc.	41,500	748,245
MB Financial, Inc.	19,700	632,173
MBT Financial Corp.*	44,084	187,798
Mercantile Bank Corp.+	17,200	371,176
Metro Bancorp, Inc.*	26,250	565,425
MetroCorp Bancshares, Inc.	8,694	131,019
Middleburg Financial Corp.	5,863	105,768
MidSouth Bancorp, Inc.	23,300	416,138
MidWestOne Financial Group, Inc.	12,000	326,400
MutualFirst Financial, Inc.	8,700	149,031
NewBridge Bancorp*	99,388	745,410
Northrim BanCorp, Inc.	14,000	367,360
Old National Bancorp	30,600	470,322
OmniAmerican Bancorp, Inc.*	9,756	208,583
Orrstown Financial Services, Inc.*	16,700	273,045
Pacific Continental Corp.	22,200	353,868
Park Sterling Corp.	50,298	359,128
Peapack Gladstone Financial Corp.	318	6,074
Peoples Bancorp, Inc.	28,550	642,660
Pinnacle Financial Partners, Inc.	45,750	1,488,247
Preferred Bank*	36,000	721,800
Premier Financial Bancorp, Inc.	5,366	75,929
PrivateBancorp, Inc.	73,900	2,137,927
Renasant Corp.	48,700	1,532,102
Republic Bancorp, Inc., Class A	25,700	630,678
Republic First Bancorp, Inc.*	83,000	247,340
S&T Bancorp, Inc.	30,700	777,017
Sandy Spring Bancorp, Inc.	14,300	403,117
Shore Bancshares, Inc.*	20,000	184,400
Sierra Bancorp	17,200	276,748
Southern National Bancorpof Virginia, Inc.	35,000	350,350
Southside Bancshares, Inc.	11,550	315,777
Southwest Bancorp, Inc.*	23,900	380,488
State Bank Financial Corp.	56,500	1,027,735
StellarOne Corp.	60,200	1,449,014
Suffolk Bancorp*	27,900	580,320
Summit State Bank	5,000	52,750
Tompkins Financial Corp.	8,400	431,676
Trico Bancshares	38,900	1,103,593

20	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Umpqua Holdings Corp.	25,000	$478,500
United Community Banks, Inc.*	57,770	1,025,417
Univest Corp. of Pennsylvania	39,200	810,656
Virginia Commerce Bancorp, Inc.*	23,000	390,770
Washington Banking Co.	11,800	209,214
WesBanco, Inc.	48,490	1,551,680
Wintrust Financial Corp.	24,600	1,134,552
Yadkin Financial Corp.*	38,000	647,520

		70,271,942

Commercial Services & Supplies - 2.12%
ACCO Brands Corp.*	239,800	1,611,456
Consolidated Graphics, Inc.*	13,000	876,720
Courier Corp.	30,350	549,032
Ennis, Inc.	64,000	1,132,800
Intersections, Inc.	54,550	424,944
Kimball International, Inc., Class B	53,800	808,614
Multi-Color Corp.	5,750	217,005
Quad/Graphics, Inc.+	24,000	653,520
Schawk, Inc.	44,400	660,228
Versar, Inc.*	27,300	131,859
Viad Corp.	12,700	352,806

		7,418,984

Communications Equipment - 0.47%
Bel Fuse, Inc., Class B	3,600	76,716
Black Box Corp.	19,900	593,020
ClearOne, Inc.*	13,000	114,010
Comtech Telecommuni-cations Corp.	4,000	126,080
Harmonic, Inc.*	99,100	731,358

		1,641,184

Computers & Peripherals - 0.10%
Hutchinson Technology, Inc.*	105,500	337,600

Construction & Engineering - 1.62%
Aegion Corp.*	31,300	685,157
Goldfield Corp. (The)*	65,000	126,750
Layne Christensen Co.*	13,000	222,040
MYR Group, Inc.*	15,000	376,200
Northwest Pipe Co.*	19,000	717,440
Orion Marine Group, Inc.*	128,500	1,545,855
Pike Corp.*	94,700	1,000,979
Sterling Construction Co., Inc.*	30,000	351,900

Industry Company	Shares	Value

Construction & Engineering (continued)
Tutor Perini Corp.*	24,500	$644,350

		5,670,671

Consumer Finance - 0.78%
Asta Funding, Inc.	9,150	77,043
Cash America International, Inc.	24,900	953,670
Consumer Portfolio Services, Inc.*	59,000	554,010
Encore Capital Group, Inc.*	973	48,903
Nelnet, Inc., Class A	25,900	1,091,426

		2,725,052

Distributors - 0.14%
VOXX International Corp.*	28,500	475,950

Diversified Consumer Services - 0.18%
Bridgepoint Education, Inc.*	2,724	48,242
Corinthian Colleges, Inc.*	59,850	106,533
Regis Corp.	34,050	494,066

		648,841

Diversified Financial Services - 1.09%
Gain Capital Holdings, Inc.+	39,900	299,649
Interactive Brokers Group, Inc., Class A	90,750	2,208,855
MicroFinancial, Inc.	22,000	188,100
PHH Corp.*	46,000	1,120,100

		3,816,704

Diversified Telecommunication Services - 0.77%
Alaska Communications Systems Group, Inc.*	141,500	299,980
General Communication, Inc., Class A*	10,000	111,500
Hawaiian Telcom Holdco, Inc.*	24,000	704,880
Inteliquent, Inc.	58,000	662,360
Iridium Communications, Inc.*+	115,725	724,438
Premiere Global Services, Inc.*	15,800	183,122
Vonage Holdings Corp.*	600	1,998

		2,688,278

Electrical Equipment - 0.19%
Broadwind Energy, Inc.*	25,000	236,000
Lihua International, Inc.*+	48,000	274,560
Orion Energy Systems, Inc.*	17,224	117,123
SL Industries, Inc.	400	10,840

www.bridgewayomni.com	21

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Electrical Equipment (continued)
Ultralife Corp.*	7,150	$25,383

		663,906

Electronic Equipment, Instruments & Components - 3.92%
Benchmark Electronics, Inc.*	99,700	2,301,076
CTS Corp.	25,000	497,750
IEC Electronics Corp.*	8,150	34,067
Insight Enterprises, Inc.*	44,883	1,019,293
Newport Corp.*	12,600	227,682
PAR Technology Corp.*	43,750	238,437
PC Connection, Inc.	32,000	795,200
PCM, Inc.*	6,450	66,242
Radisys Corp.*	74,700	171,063
Sanmina Corp.*	149,100	2,489,970
ScanSource, Inc.*	14,000	594,020
SYNNEX Corp.*	38,700	2,608,380
TTM Technologies, Inc.*	108,400	930,072
Viasystems Group, Inc.*	56,500	772,920
Vishay Intertechnology, Inc.*	40,000	530,400
Vishay Precision Group, Inc.*	31,667	471,522

		13,748,094

Energy Equipment & Services - 4.70%
Basic Energy Services, Inc.*	107,400	1,694,772
C&J Energy Services, Inc.*+	81,600	1,884,960
Cal Dive International, Inc.*	135,000	271,350
Dawson Geophysical Co.*	19,100	645,962
ENGlobal Corp.*	86,300	119,957
Forbes Energy Services, Ltd.*	41,300	135,051
Gulfmark Offshore, Inc., Class A	28,800	1,357,344
Hercules Offshore, Inc.*	345,650	2,257,094
Hornbeck Offshore Services, Inc.*	13,000	639,990
Key Energy Services, Inc.*	107,100	846,090
Mitcham Industries, Inc.*	31,650	560,521
Natural Gas Services Group, Inc.*	16,305	449,529
Newpark Resources, Inc.*	30,000	368,700
Nuverra Environmental Solutions, Inc.*+	4,807	80,710
Parker Drilling Co.*	239,400	1,946,322
PHI, Inc.*	39,150	1,699,110
Pioneer Energy Services Corp.*	117,100	937,971
SEACOR Holdings, Inc.*	6,500	592,800

		16,488,233

Industry Company	Shares	Value

Food & Staples Retailing - 2.42%
Andersons, Inc. (The)	24,900	$2,220,333
Ingles Markets, Inc., Class A	50,950	1,380,745
Pantry, Inc. (The)*	46,900	786,982
Roundy’s, Inc.	136,370	1,344,608
Spartan Stores, Inc.	68,074	1,652,837
Weis Markets, Inc.	20,700	1,087,992

		8,473,497

Food Products - 2.41%
Chiquita Brands International, Inc.*	136,100	1,592,370
Coffee Holding Co., Inc.+	14,000	71,260
Fresh Del Monte Produce, Inc.	90,800	2,569,640
John B. Sanfilippo & Son, Inc.	13,900	343,052
Omega Protein Corp.*	58,250	715,892
Post Holdings, Inc.*	45,700	2,251,639
Seneca Foods Corp., Class A*	24,950	795,656
SkyPeople Fruit Juice, Inc.*	51,000	89,250

		8,428,759

Health Care Equipment & Supplies - 1.70%
Alphatec Holdings, Inc.*	220,200	442,602
AngioDynamics, Inc.*	77,500	1,332,225
CryoLife, Inc.	30,000	332,700
Invacare Corp.	47,900	1,111,759
Medical Action Industries, Inc.*	50,050	428,428
Merit Medical Systems, Inc.*	28,100	442,294
NuVasive, Inc.*	22,900	740,357
PhotoMedex, Inc.*+	25,400	328,930
RTI Surgical, Inc.*	73,000	258,420
Symmetry Medical, Inc.*	52,800	532,224

		5,949,939

Health Care Providers & Services - 3.96%
Addus HomeCare Corp.*	22,188	498,121
Almost Family, Inc.*	12,500	404,125
Amedisys, Inc.*	104,060	1,522,398
Amsurg Corp.*	11,100	509,712
BioTelemetry, Inc.*	34,479	273,763
Cross Country Healthcare, Inc.*	76,700	765,466
Five Star Quality Care, Inc.*	103,700	569,313
Gentiva Health Services, Inc.*	30,000	372,300
Kindred Healthcare, Inc.	112,600	2,222,724
LHC Group, Inc.*	16,500	396,660

22	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Magellan Health Services, Inc.*	5,000	$299,550
Molina Healthcare, Inc.*	28,600	993,850
National Healthcare Corp.	6,000	323,460
PharMerica Corp.*	56,300	1,210,450
Providence Service Corp. (The)*	16,150	415,378
Select Medical Holdings Corp.	149,720	1,738,249
Skilled Healthcare Group, Inc., Class A*	68,000	327,080
Skystar Bio-Pharmaceutical Co. Ltd.*	2,800	9,828
Triple-S Management Corp., Class B*	32,000	622,080
Universal American Corp.	57,625	420,662

		13,895,169

Hotels, Restaurants & Leisure - 2.78%
Boyd Gaming Corp.*	162,400	1,828,624
Bravo Brio Restaurant Group, Inc.*	31,400	510,878
Carrols Restaurant Group, Inc.*	46,825	309,513
Fiesta Restaurant Group, Inc.*	7,825	408,778
Frisch’s Restaurants, Inc.	2,400	61,512
Full House Resorts, Inc.*	31,300	87,640
International Speedway Corp., Class A	11,000	390,390
Isle of Capri Casinos, Inc.*	100,150	901,350
Lakes Entertainment, Inc.*	23,900	94,405
Luby’s, Inc.*	42,500	328,100
Marcus Corp. (The)	8,800	118,272
Monarch Casino & Resort, Inc.*	22,300	447,784
Pinnacle Entertainment, Inc.*	46,100	1,198,139
Red Robin Gourmet Burgers, Inc.*	14,650	1,077,361
Ruby Tuesday, Inc.*	73,200	507,276
Speedway Motorsports, Inc.	74,750	1,483,788

		9,753,810

Household Durables - 0.55%
CSS Industries, Inc.	23,458	672,775
Lifetime Brands, Inc.	24,999	393,234
NACCO Industries, Inc., Class A	11,350	705,857
Stanley Furniture Co., Inc.*	35,100	134,784
Universal Electronics, Inc.*	600	22,866

		1,929,516

Industry Company	Shares	Value

Household Products - 0.53%
Central Garden & Pet Co., Class A*	98,200	$662,850
Harbinger Group, Inc.*	100,100	1,186,185

		1,849,035

Insurance - 7.67%
American Equity Investment Life Holding Co.	78,550	2,072,149
Baldwin & Lyons, Inc., Class B	19,700	538,204
Crawford & Co., Class B	20,350	188,034
Donegal Group, Inc., Class A	57,100	907,890
EMC Insurance Group, Inc.	13,850	424,087
Employers Holdings, Inc.	38,500	1,218,525
FBL Financial Group, Inc., Class A	27,666	1,239,160
Federated National Holding Co.	8,900	130,207
Fortegra Financial Corp.*	41,500	343,205
Hallmark Financial Services, Inc.*	40,158	356,804
Hilltop Holdings, Inc.*	14,100	326,133
Horace Mann Educators Corp.	74,950	2,363,923
Independence Holding Co.	4,900	66,101
Infinity Property & Casualty Corp.	9,200	660,100
Kansas City Life Insurance Co.	3,500	167,090
Maiden Holdings, Ltd.	167,450	1,830,228
Meadowbrook Insurance Group, Inc.	125,000	870,000
Montpelier Re Holdings, Ltd.	43,950	1,278,945
National Interstate Corp.	16,000	368,000
National Western Life Insurance Co., Class A	5,350	1,195,992
Navigators Group, Inc. (The)*	27,450	1,733,742
Safety Insurance Group, Inc.	14,500	816,350
Selective Insurance Group, Inc.	63,200	1,710,192
State Auto Financial Corp.	15,000	318,600
Stewart Information Services Corp.	60,950	1,966,857
United Fire Group, Inc.	60,900	1,745,394
United Insurance Holdings Corp.	43,400	611,072
Universal Insurance Holdings, Inc.	98,641	1,428,322

		26,875,306

www.bridgewayomni.com	23

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Internet & Catalog Retail - 0.40%
FTD Cos., Inc.*	27,160	$884,873
Orbitz Worldwide, Inc.*	71,850	515,883

		1,400,756

Internet Software & Services - 0.83%
Digital River, Inc.*	39,700	734,450
EarthLink, Inc.	43,000	218,010
IntraLinks Holdings, Inc.*	49,000	593,390
Marchex, Inc., Class B	88,000	761,200
United Online, Inc.*	42,700	587,552

		2,894,602

IT Services - 1.86%
CACI International, Inc., Class A*	28,951	2,119,792
CIBER, Inc.*	157,501	652,054
CSP, Inc.	13,700	110,559
Dynamics Research Corp.*	31,200	358,176
Hackett Group, Inc. (The)	2,800	17,388
ManTech International Corp., Class A+	78,882	2,360,938
NCI, Inc., Class A*	26,400	174,768
Pfsweb, Inc.*	450	4,082
Sykes Enterprises, Inc.*	33,550	731,726

		6,529,483

Leisure Equipment & Products - 0.05%
Johnson Outdoors, Inc., Class A	3,950	106,452
Summer Infant, Inc.*	43,200	78,192

		184,644

Life Sciences Tools & Services - 0.08%
Albany Molecular Research, Inc.*	29,300	295,344

Machinery - 2.43%
Accuride Corp.*	52,400	195,452
American Railcar Industries, Inc.+	31,000	1,418,250
Ampco-Pittsburgh Corp.	17,905	348,252
Briggs & Stratton Corp.	54,450	1,184,832
Cleantech Solutions International, Inc.*+	12,000	65,520
FreightCar America, Inc.	15,000	399,300
Greenbrier Cos., Inc. (The)*	46,700	1,533,628
Hardinge, Inc.	27,000	390,690
Hyster-Yale Materials Handling, Inc.	2,700	251,532
Kadant, Inc.	5,000	202,600

Industry Company	Shares	Value

Machinery (continued)
Key Technology, Inc.*	1,950	$27,944
L.S. Starrett Co., Class A (The)	8,200	119,474
Lydall, Inc.*	40,050	705,681
Miller Industries, Inc.	9,550	177,916
NN, Inc.	29,500	595,605
Supreme Industries, Inc., Class A*	30,450	177,524
Tecumseh Products Co., Class A*	15,000	135,750
Titan International, Inc.	33,000	593,340

		8,523,290

Marine - 0.14%
Eagle Bulk Shipping, Inc.*+	48,700	223,533
International Shipholding Corp.	8,250	243,375
Ultrapetrol Bahamas, Ltd.*	4,900	18,326

		485,234

Media - 2.04%
A.H. Belo Corp., Class A	33,800	252,486
Ballantyne Strong, Inc.*	14,300	66,209
Cumulus Media, Inc., Class A*	69,865	540,056
Digital Generation, Inc.*	40,210	512,678
E.W. Scripps Co., Class A (The)*	34,600	751,512
Entercom Communications Corp., Class A*+	37,050	389,395
Gray Television, Inc.*	58,950	877,176
Harte-Hanks, Inc.	151,200	1,182,384
Journal Communications, Inc., Class A*	47,450	441,760
Radio One, Inc., Class D*	110,350	418,226
Reading International, Inc., Class A*	9,900	74,151
Salem Communications Corp., Class A	64,700	562,890
Scholastic Corp.	31,900	1,084,919

		7,153,842

Metals & Mining - 1.70%
A.M. Castle & Co.*	60,900	899,493
Friedman Industries, Inc.	3,500	29,750
Horsehead Holding Corp.*	8,900	144,269
Kaiser Aluminum Corp.	22,700	1,594,448
Materion Corp.	34,500	1,064,325
Olympic Steel, Inc.	45,500	1,318,590

24	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Metals & Mining (continued)
SunCoke Energy, Inc.*	39,500	$900,995

		5,951,870

Multiline Retail - 0.24%
Fred’s, Inc., Class A	16,250	300,950
Tuesday Morning Corp.*	32,950	525,882

		826,832

Oil, Gas & Consumable Fuels - 8.70%
Adams Resources & Energy, Inc.	11,800	808,300
Alon USA Energy, Inc.	50,700	838,578
Alpha Natural Resources, Inc.*+	63,000	449,820
Bill Barrett Corp.*+	69,700	1,866,566
BioFuel Energy Corp.*+	20,900	35,948
Callon Petroleum Co.*	83,500	545,255
Carrizo Oil & Gas, Inc.*	20,000	895,400
Clayton Williams Energy, Inc.*	5,600	458,920
Cloud Peak Energy, Inc.*	35,200	633,600
Comstock Resources, Inc.	48,200	881,578
Crosstex Energy, Inc.	82,600	2,986,816
Delek US Holdings, Inc.	22,900	787,989
DHT Holdings, Inc.	39,000	266,760
Double Eagle Petroleum Co.*	51,650	120,344
EPL Oil & Gas, Inc.*	81,200	2,314,200
Equal Energy, Ltd.	96,700	516,378
Gran Tierra Energy, Inc.*	60,200	440,062
Green Plains Renewable Energy, Inc.	96,450	1,870,166
Hallador Energy Co.	71,600	577,096
Knightsbridge Tankers, Ltd.	30,000	275,700
Midstates Petroleum Co., Inc.*+	143,700	951,294
Miller Energy Resources, Inc.*+	88,000	619,520
New Concept Energy, Inc.*	3,600	6,300
Northern Oil and Gas, Inc.*	41,300	622,391
PBF Energy, Inc., Class A+	11,100	349,206
PDC Energy, Inc.*	15,380	818,524
Penn Virginia Corp.*	172,000	1,621,960
Renewable Energy Group, Inc.*	114,744	1,314,966
Resolute Energy Corp.*	134,300	1,212,729
REX American Resources Corp.*	25,250	1,128,928
Sanchez Energy Corp.*+	14,000	343,140
Ship Finance International, Ltd.	19,900	325,962

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Stone Energy Corp.*	45,300	$1,566,927
Teekay Tankers, Ltd., Class A+	80,800	317,544
U.S. Energy Corp.*	79,200	297,792
W&T Offshore, Inc.	64,700	1,035,200
Warren Resources, Inc.*	120,780	379,249

		30,481,108

Paper & Forest Products - 0.64%
Mercer International, Inc.*	64,950	647,552
Resolute Forest Products*	99,700	1,597,194

		2,244,746

Personal Products - 0.23%
Nutraceutical International Corp.*	29,950	802,061

Professional Services - 2.09%
CBIZ, Inc.*	121,275	1,106,028
CDI Corp.	35,700	661,521
FTI Consulting, Inc.*	16,000	658,240
Heidrick & Struggles International, Inc.	43,240	870,854
ICF International, Inc.*	19,000	659,490
Kelly Services, Inc., Class A	22,300	556,162
Navigant Consulting, Inc.*	99,500	1,910,400
RCM Technologies, Inc.*	400	2,792
RPX Corp.*	7,796	131,752
VSE Corp.	15,830	759,998

		7,317,237

Road & Rail - 0.81%
Arkansas Best Corp.	40,400	1,360,672
Celadon Group, Inc.	4,400	85,712
Covenant Transportation Group, Inc., Class A*	42,550	349,336
Marten Transport, Ltd.	37,966	766,534
Saia, Inc.*	4,725	151,436
USA Truck, Inc.*	9,635	128,916

		2,842,606

Semiconductors & Semiconductor Equipment - 2.68%
Advanced Energy Industries, Inc.*	11,800	269,748
Amkor Technology, Inc.*	99,300	608,709
Diodes, Inc.*	17,200	405,232
Fairchild Semiconductor International, Inc.*	52,400	699,540
Integrated Silicon Solution, Inc.*	36,394	440,004

www.bridgewayomni.com	25

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.*	100,300	$1,333,990
Magnachip Semiconductor Corp.*	33,100	645,450
OmniVision Technologies, Inc.*	45,800	787,760
Pericom Semiconductor Corp.*	41,500	367,690
Photronics, Inc.*	118,170	1,067,075
Rudolph Technologies, Inc.*	31,100	365,114
Spansion, Inc., Class A*	131,300	1,823,757
Ultra Clean Holdings, Inc.*	57,000	571,710

		9,385,779

Software - 0.21%
GSE Systems, Inc.*	35,000	56,000
Net 1 UEPS Technologies, Inc.*	15,700	137,061
NetSol Technologies, Inc.*+	31,100	181,313
TeleCommunication Systems, Inc., Class A*	57,900	134,328
Telenav, Inc.*	31,500	207,585
Voltari Corp.*+	2,100	7,203

		723,490

Specialty Retail - 1.34%
Barnes & Noble, Inc.*	43,800	654,810
Brown Shoe Co., Inc.	25,150	707,721
Build-A-Bear Workshop, Inc.*	3,800	28,690
Citi Trends, Inc.*	33,050	561,850
hhgregg, Inc.*+	20,000	279,400
Office Depot, Inc.*	168,000	888,720
Pep Boys-Manny, Moe & Jack (The)*	25,000	303,500
Stein Mart, Inc.	32,400	435,780
TravelCenters of America LLC*	54,150	527,421
West Marine, Inc.*	22,679	322,722

		4,710,614

Textiles, Apparel & Luxury Goods - 0.92%
Delta Apparel, Inc.*	13,200	224,136
Joe’s Jeans, Inc.*	193,000	212,300
Perry Ellis International, Inc.*	19,800	312,642
Rocky Brands, Inc.	16,150	235,305
Skechers U.S.A., Inc., Class A*	31,600	1,046,908
Unifi, Inc.*	43,600	1,187,664

		3,218,955

Industry Company	Shares	Value

Thrifts & Mortgage Finance - 4.35%
Astoria Financial Corp.	120,900	$1,672,047
Bank Mutual Corp.	121,800	853,818
BankFinancial Corp.	44,100	403,956
Berkshire Hills Bancorp, Inc.	10,000	272,700
Brookline Bancorp, Inc.	30,000	287,100
Camco Financial Corp.*	26,255	175,383
Cape Bancorp, Inc.	26,100	265,176
Doral Financial Corp.*	5,660	88,636
ESB Financial Corp.	35,649	506,216
ESSA Bancorp, Inc.	35,000	404,600
Federal Agricultural Mortgage Corp., Class C	16,500	565,125
First Defiance Financial Corp.	20,750	538,878
First Financial Northwest, Inc.	26,400	273,768
Flagstar Bancorp, Inc.*	59,500	1,167,390
Franklin Financial Corp.*	15,873	313,968
Heritage Financial Group, Inc.	12,200	234,850
Home Bancorp, Inc.*	14,000	263,900
Home Loan Servicing Solutions, Ltd.	16,500	379,005
HomeStreet, Inc.	33,500	670,000
HopFed Bancorp, Inc.	23,500	267,665
Laporte Bancorp, Inc.	11,000	122,320
Meta Financial Group, Inc.	11,500	463,795
NASB Financial, Inc.+	2,600	78,520
Northwest Bancshares, Inc.	20,000	295,600
OceanFirst Financial Corp.	50,488	864,859
Provident Financial Holdings, Inc.	26,600	399,000
Provident Financial Services, Inc.	67,400	1,302,168
Pulaski Financial Corp.	800	9,008
Riverview Bancorp, Inc.*	50,000	145,000
Security National Financial Corp., Class A*	72,000	347,040
Territorial Bancorp, Inc.	21,900	508,080
Timberland Bancorp, Inc.	7,000	67,340
United Community Bancorp	10,000	114,000
United Community Financial Corp.*	39,163	139,812
Westfield Financial, Inc.	53,000	395,380
WSFS Financial Corp.	4,870	377,571

		15,233,674

Trading Companies & Distributors - 1.51%
AeroCentury Corp.*	5,500	94,490
Aircastle, Ltd.	101,500	1,944,740

26	Semi-Annual Report | December 31, 2013 (Unaudited)

Bridgeway Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of December 31, 2013 (Unaudited)

Industry Company		Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (continued)
CAI International, Inc.*		12,000	$282,840
Essex Rental Corp.*		60,200	196,854
Rush Enterprises, Inc., Class A*		58,600	1,737,490
TAL International Group, Inc.		12,000	688,200
Willis Lease Finance Corp.*		20,750	360,220

			5,304,834

Wireless Telecommunication Services - 0.35%
Shenandoah Telecommunications Co.		15,700	403,019
USA Mobility, Inc.		57,859	826,227

			1,229,246

TOTAL COMMON STOCKS - 99.79%			349,693,350

(Cost $260,290,151)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.51%
BlackRock FedFund	0.02%	1,810,065	1,810,065

TOTAL MONEY MARKET FUND - 0.51%			1,810,065

(Cost $1,810,065)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.63%
BNY Mellon Overnight Government Fund	0.01%	9,218,361	9,218,361

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.63%			9,218,361

(Cost $9,218,361)

TOTAL INVESTMENTS - 102.93% (Cost $271,318,577)			$360,721,776
Liabilities in Excess of Other Assets - (2.93%)			(10,282,806)

NET ASSETS - 100.00%			$350,438,970

*     Non-income producing security.

^    Rate disclosed as of December 31, 2013.

+    This security or a portion of the security is out on loan as of December 31, 2013. Total loaned securities had a value of $8,932,457 at December 31, 2013.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2013 is as follows (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Obse- rvable Inputs	Level 3 Significant Unobse- rvable Inputs	Total
Common Stocks	$349,693,350	$—	$—	$349,693,350
Money Market Fund	—	1,810,065	—	1,810,065
Investments Purchased with Cash Proceeds From Securities Lending	—	9,218,361	—	9,218,361

TOTAL	$349,693,350	$11,028,426	$—	$360,721,776

See Notes to Financial Statements.

www.bridgewayomni.com	27

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax -Managed Small-Cap Value
Investments at value	$351,880,538	$360,721,776
Receivables:
Fund shares sold	419,199	865,493
Dividends and interest	179,484	162,343
Prepaid expenses	39,526	36,389
Total assets	352,518,747	361,786,001
LIABILITIES
Payables:
Portfolio securities purchased	31,255	1,411,237
Fund shares redeemed	219,537	504,479
Payable upon return of securities loaned	13,254,708	9,218,361
Accrued Liabilities:
Investment advisory fees	108,293	111,774
Administration fees	6,657	6,907
Directors’ fees	2,114	1,658
Other	106,718	92,615
Total liabilities	13,729,282	11,347,031
NET ASSETS	$338,789,465	$350,438,970
NET ASSETS REPRESENT
Paid-in capital	$238,178,073	$252,420,305
Undistributed (distributions in excess of) net investment income	(1,907)	2,424
Accumulated net realized gain on investments	12,877,555	8,613,042
Net unrealized appreciation on investments	87,735,744	89,403,199
NET ASSETS	$338,789,465	$350,438,970
Shares of common stock outstanding of $.001 par value*	21,170,674	23,483,991
Net asset value, offering price and redemption price per share	$16.00	$14.92
Total investments at cost	$264,144,794	$271,318,577

*See	Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

28	Semi-Annual Report | December 31, 2013 (Unaudited)

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2013 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$2,048,612	$2,137,287
Less: foreign taxes withheld	(997)	(1,025)
Securities lending	124,787	95,129
Total Investment Income	2,172,402	2,231,391
EXPENSES
Investment advisory fees	753,723	780,851
Administration fees	38,618	40,003
Accounting fees	52,653	54,155
Transfer agent fees	6,365	6,360
Professional fees	30,423	27,832
Custody fees	8,272	8,515
Blue sky fees	14,477	15,367
Directors’ and officers’ fees	16,057	16,053
Shareholder servicing fees	109,827	108,160
Reports to shareholders	14,429	14,352
Miscellaneous expenses	27,439	26,495
Total Expenses	1,072,283	1,098,143
Less investment advisory fees waived	(167,901)	(161,206)
Net Expenses	904,382	936,937
NET INVESTMENT INCOME	1,268,020	1,294,454
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	26,735,385	14,976,578
Change in Unrealized Appreciation (Depreciation) on:
Investments	32,077,756	43,697,280
Net Realized and Unrealized Gain on Investments	58,813,141	58,673,858
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,081,161	$59,968,312

See Notes to Financial Statements.

www.bridgewayomni.com	29

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2013	Year Ended June 30, 2013	Six Months Ended December 31, 2013	Year Ended June 30, 2013
	(Unaudited)		(Unaudited)
OPERATIONS
Net investment income	$ 1,268,020	$ 2,959,274	$ 1,294,454	$ 2,551,258
Net realized gain on investments	26,735,385	10,904,743	14,976,578	5,772,987
Net change in unrealized appreciation (depreciation) on investments	32,077,756	44,979,070	43,697,280	42,087,918
Net increase in net assets resulting from operations	60,081,161	58,843,087	59,968,312	50,412,163
DISTRIBUTIONS:
From net investment income	(1,694,743)	(2,835,617)	(1,891,418)	(2,235,902)
From net realized gains	(21,789,088)	(2,196,201)	(10,989,498)	-
Net decrease in net assets resulting from distributions	(23,483,831)	(5,031,818)	(12,880,916)	(2,235,902)
SHARE TRANSACTIONS:
Proceeds from sale of shares	59,652,976	63,805,646	51,124,055	115,641,726
Reinvestment of distributions	23,483,830	5,031,818	12,880,497	2,235,804
Cost of shares redeemed	(41,853,830)	(41,292,281)	(22,740,796)	(31,182,289)
Net increase in net assets resulting from share transactions	41,282,976	27,545,183	41,263,756	86,695,241
Net increase in net assets	77,880,306	81,356,452	88,351,152	134,871,502
NET ASSETS:
Beginning of period	260,909,159	179,552,707	262,087,818	127,216,316
End of period*	$338,789,465	$260,909,159	$350,438,970	$262,087,818
SHARES ISSUED & REDEEMED
Issued	3,834,633	5,217,382	3,623,848	10,437,669
Distributions reinvested	1,534,891	422,842	901,365	206,255
Redeemed	(2,690,103)	(3,303,393)	(1,597,622)	(2,748,125)
Net increase in shares	2,679,421	2,336,831	2,927,591	7,895,799
Outstanding at beginning of period	18,491,253	16,154,422	20,556,400	12,660,601
Outstanding at end of period	21,170,674	18,491,253	23,483,991	20,556,400

* Including undistributed (distributions in excess of) net investment income of:	$ (1,907)	$ 424,816	$ 2,424	$ 599,388

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2013 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	For the Period Ended 12/31/2013 (Unaudited)	For the Year Ended 06/30/2013	For the Period Ended 06/30/2012(a)
Net Asset Value, Beginning of Period	$14.11	$11.11	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.07	0.17	0.08
Net Realized and Unrealized Gain	2.99	3.12	1.06

Total from Investment Operations	3.06	3.29	1.14

Less Distributions to Shareholders from:
Net Realized Gain	(1.09)	(0.13)	-
Net Investment Income	(0.08)	(0.16)	(0.03)

Total Distributions	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$16.00	$14.11	$11.11

Total Return	22.09%(c)(d)	30.08%(d)	11.41%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$338,789	$260,909	$179,553
Expenses Before Waivers and Reimbursements(e)	0.71%	0.78%	0.84%
Expenses After Waivers and Reimbursements(e)	0.60%	0.60%	0.60%
Net Investment Income (Loss) After Waivers and Reimbursements(e)	0.84%	1.36%	0.92%
Portfolio Turnover Rate	28%(c)	34%	8%

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	31

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

		Year Ended June 30
	For the Period Ended 12/31/2013 (Unaudited)	2013	2012	For the Period Ended 06/30/2011(a)
Net Asset Value, Beginning of Period	$12.75	$10.05	$10.68	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.06	0.15	0.09	0.03
Net Realized and Unrealized Gain (Loss)	2.67	2.68	(0.67)(c)	0.65

Total from Investment Operations	2.73	2.83	(0.58)	0.68

Less Distributions to Shareholders from:
Net Realized Gain	(0.48)	-	-	-
Net Investment Income	(0.08)	(0.13)	(0.05)	-

Total Distributions	(0.56)	(0.13)	(0.05)	-

Net Asset Value, End of Period	$14.92	$12.75	$10.05	$10.68

Total Return	21.65%(d)(e)	28.43%(e)	(5.41%)(e)	6.80%(e)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$350,439	$262,088	$127,216	$37,945
Expenses Before Waivers and Reimbursements(f)	0.70%	0.77%	0.90%	1.56%
Expenses After Waivers and Reimbursements(f)	0.60%	0.60%	0.60%	0.60%
Net Investment Income (Loss) After Waivers and Reimbursements(f)	0.83%	1.34%	0.95%	0.57%
Portfolio Turnover Rate	21%(d)	34%	26%	7%

(a)	Commenced operations on December 31, 2010.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Not annualized.
(e)	Total return would have been lower had various fees not been waived during the period.
(f)	Annualized for periods less than one year.

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

December 31, 2013 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 11 investment funds as of December 31, 2013 (each, a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2013, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value and Large-Cap Growth Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options and Other Investments Valuation Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale price on the principal exchange on which they are traded prior to the close of the New York Stock Exchange (“NYSE”), on each day the NYSE is open for business. If there is no closing price on the NYSE, the portfolio security will be valued using a composite price, which is defined as the last trading price for the security on the exchange on which the security last traded. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Money market fund investments consist of mutual funds that invest primarily in securities that are valued at amortized cost, and the BNY Mellon Overnight Government Fund invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2013 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2013, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that hold Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

34	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The following table is a summary of the Funds’ securities loaned and related collateral which are subject to a netting agreement as of December 31, 2013:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount
Omni Small-Cap Value
Securities lending	$12,824,207	-	$12,824,207	-	$12,824,207	-
Omni Tax-Managed Small-Cap Value
Securities lending	$8,932,457	-	$8,932,457	-	$8,932,457	-

[1]	Collateral with a value of $13,254,708 and $ 9,218,361 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small Cap Value Fund, respectively. Excess of collateral received from individual counterparty is not shown for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2013, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2013. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ending 12/31/13

Omni Small-Cap Value*	0.60%	$167,901
Omni Tax-Managed Small-Cap Value*	0.60%	161,206

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $184,328, $384,005, and 167,901, which expire on June 30, 2015, June 30, 2016, and June 30, 2017, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $85,793, $243,003, $328,970, and 161,206, which expire June 30, 2014, June 30, 2015, June 30, 2016, and June 30, 2017, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades between funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2013 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$11,573,526	$5,998,401
Omni Tax-Managed Small-Cap Value	8,499,282	7,309,570

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $535,000, payable in equal monthly installments. During the period ended December 31, 2013, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $38,618 and $40,003, respectively.

36	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

Board of Directors Compensation Independent Directors are paid an annual retainer of $14,000, with an additional retainer of $2,500 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Independent Directors are paid $6,000 per meeting for meeting fees. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Another director of Bridgeway, Michael Mulcahy, is an executive and director of the Adviser. Under the 1940 Act definitions, each is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery and Mr. Mulcahy is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2013 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$99,670,858	$ -	$83,348,192
Omni Tax-Managed Small-Cap Value	-	93,464,796	-	64,384,789

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2013, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 90,313,722	$ 92,047,928
Gross depreciation (excess of tax cost over value)	(2,578,533)	(2,668,074)
Net unrealized appreciation (depreciation)	$ 87,735,189	$ 89,379,854
Cost of investments for income tax purposes	$250,890,641	$262,123,561

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

The tax character of the distributions paid by the Funds during the fiscal year or period ended June 30, 2013 and 2012, are as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2013	For the Period August 31, 2011 through June 30, 2012	Year Ended June 30, 2013	Year Ended June 30, 2012
Distributions paid from:
Ordinary income	$2,835,617	$218,329	$2,235,902	$379,007
Long-Term Capital Gain	2,196,201	-	-	-
Total	$5,031,818	$218,329	$2,235,902	$379,007

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration and will retain their character as either short-term or long-term capital losses. There are no capital loss carryovers for Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund as of June 30, 2013.

Components of Accumulated Earnings (Deficit) As of June 30, 2013, the components of accumulated earnings (deficit) on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 424,816	$ 599,388
Accumulated Net Realized Gain on Investments*	7,931,813	4,659,259
Net Unrealized Appreciation of Investments	55,657,433	45,672,622
Total	$64,014,062	$50,931,269

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2014. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund have no deferred late-year losses.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 18, 2014. Advances under the Facility are limited to $10,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.05% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to a Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

38	Semi-Annual Report | December 31, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2013 (Unaudited)

For the period ended December 31, 2013, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.43%	$1,145,000	27	$1,212	$2,413,000
Omni Tax-Managed Small-Cap Value	1.43%	897,231	13	457	1,171,000

[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

There were no outstanding borrowings by the Funds under this line of credit as of December 31, 2013.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2013 (unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2013 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

40	Semi-Annual Report | December 31, 2013 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2013 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2013 and held until December 31, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/13	Ending Account Value at 12/31/13	Expense Ratio	Expenses Paid During Period* 7/1/13 - 12/31/13

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,220.90	0.60%	$3.36
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,216.50	0.60%	$3.35
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six- month period (184) divided by the number of days in the fiscal year (365).

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of  this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	The Registrant made no divestments of securities in accordance with section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael D. Mulcahy
Michael D. Mulcahy, President and Principal Executive Officer
(principal executive officer)

Date	March 7, 2014

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	March 7, 2014

* Print the name and title of each signing officer under his or her signature.